Filed with the U.S. Securities and Exchange Commission on January 25, 2023
1933 Act Registration File No. 333-250955
1940 Act File No. 811-23622

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	6	[	X	]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	7	[	X	]
(Check appropriate box or boxes.)

ASYMmetric ETFs Trust
(Exact Name of Registrant as Specified in Charter)
c/o ASYMmetric ETFs, LLC
158 East 126th Street, Suite 304
New York, NY 10035
(Address of Principal Executive Offices, including Zip Code)
Registrant’s Telephone Number, including Area Code: (212) 755-1970
Corporation Service Company
251 Little Falls Drive
Wilmington, DE 19808
(Name and Address of Agent for Service)

With Copies to:

Peter J. Shea, Esq.
K&L Gates LLP
599 Lexington Ave
New York, NY 10022
(212) 536-3988

As soon as practical after the effective date of this Registration Statement
Approximate Date of Proposed Public Offering

It is proposed that this filing will become effective (check appropriate box)

[		]	immediately upon filing pursuant to paragraph (b)
[	X	]	on January 27, 2023 pursuant to paragraph (b)
[		]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485

ASYMmetric Smart Alpha S&P 500® ETF (ZSPY)
ASYMmetric Smart Income ETF (MORE)

Upon commencement of operations, the shares will be listed on NYSE Arca, Inc.

January 27, 2023
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

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The ASYMmetric Smart Alpha S&P 500® ETF and ASYMmetric Smart Income ETF (each, the “Fund,” and collectively, the “Funds”) are each an exchange-traded fund (“ETF”). This means that shares of the Funds are listed on a national securities exchange, the NYSE Arca, Inc. (the “Exchange”), and trade at market prices. The market price for the Funds’ shares may be different from their net asset value per share (“NAV”).

ASYM®, ASYMshares™, ASYMshares MAKE SENSE and Design™, ASYMmetric ETFs™, ASYMmetric Risk Management Technology™, and PriceVol™ are trademarks of ASYMmetric Investment Solutions, LLC

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SUMMARY INFORMATION
ASYMmetric Smart Alpha S&P 500® ETF
Investment Objective
ASYMmetric Smart Alpha S&P 500® ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the ASYMmetric Smart Alpha 500 Index (the “Index”).
Fees and Expenses
The following table describes the fees and expenses that you may incur if you buy, hold or sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.95%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses*	0.00%
Acquired Fund Fees and Expenses**	0.00%
Total Annual Fund Operating Expenses	0.95%
*Estimated for the current fiscal year.
**Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses will not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights will include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a return of 5% each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$97	$303
Portfolio Turnover. The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not yet commenced operations prior to the date of this Prospectus, it does not have portfolio turnover information for the prior fiscal year to report.
Principal Investment Strategies
The Fund employs a passive management or indexing investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on proprietary ASYMmetric Risk Management Technology developed and maintained by ASYMmetric Investment Solutions, LLC (the “Index Provider”), an affiliate of ASYMmetric ETFs, LLC, the Fund’s investment adviser (the “Adviser”).
The Index is a rules-based, quantitative leveraged strategy that seeks to:

●
generate returns up to two times the performance of the S&P 500® Total Return Index (“S&P 500 Index”) in a bull market by leveraging its net exposure (the difference between the aggregate long and short positions) to individual securities and futures, and

●	provide protection against losses in a bear market by limiting its net exposure using futures to hedge.
The Fund will use leverage and hedging to achieve its investment goals of maximizing alpha while minimizing market risk. Leverage is an investment strategy used by a Fund to increase its assets available for investment using borrowings, derivatives, or similar instruments or techniques.
A bull market is typically characterized by a period of material increase in the overall U.S. stock market, and a bear market is typically characterized by a period of material decrease in the overall U.S. stock market.
The Index is powered by the Index Provider’s ASYMmetric Risk Management Technology, which relies on mathematical formulas to dynamically manage the Index’s net exposure in three market risk environments:

●
Risk-On: Market prices are trending up and have low realized volatility (below the Risk-Off or bear market threshold) as determined by actual price fluctuations over a prior period (“realized volatility”), which is termed a “Risk-On” market environment;

●	Risk-Elevated: Market prices are trending down and have low realized volatility (below the Risk-Off or bear market threshold), which is termed a “Risk-Elevated” market environment; and

●	Risk-Off: Market prices are trending down and have high realized volatility (above the Risk-Off or bear market threshold), which is termed a “Risk-Off” market environment.
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The ASYMmetric Risk Management Technology is designed to dynamically manage, as of each monthly Index rebalancing and reconstitution date, the Index’s net exposure to its market to:

●	Generate two times the performance of the S&P 500 Index in a bull market, by using leverage to be 200% exposed to the S&P 500 Index;

●	Protect capital by paring back net exposure during periods of heightened market uncertainty, by being market neutral; and

●	Profit in bear markets, by being net short (by investing in more short positions than long positions in its portfolio).
The Index achieves its long exposure by investing in individual securities and futures (the “Long Book”). The Index seeks to achieve two times the performance of the S&P 500 Index in a bull market by leveraging its exposure 90% to individual securities and 110% to futures. In order to effect its short exposure to the market, the Index utilizes cash-settled short selling of shares of the SPDR S&P 500 ETF Trust (“SPY”) (the “Short Book”). The Index’s exposure to its market ranges between 200% long and -25% short where net exposure is the difference between the Index’s Long Book and its Short Book.
Under normal market conditions, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in investments that provide exposure to the S&P 500 Index. To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.
In tracking the Index, the Fund will replicate the Long Book through investments in individual securities that are included in or track the S&P 500 Index, respectively. The Fund will achieve the appropriate amount of leverage in the Long Book and replicate the Short Book, as determined by the Index, by investing primarily in futures on the S&P 500 Index.
The Fund’s long and short positions are determined at each rebalance based on the market risk environment measured by two price indicator components of the Index: the Price Momentum Indicator and Price Volatility Indicator. The Fund’s exposure is then fine-tuned using Volatility Adjusted Exposure (“VAE”). Each of the price indicators and VAE components of the Index are described below.
Price Indicator Determination of Market Risk Environments. Market risk environments are quantitatively determined by the congruence of the two proprietary price-based indicators that measure, monitor and quantify market risk.
The Price Momentum Indicator is driven by the 200-business day moving average of the S&P 500 Index. The Price Momentum Indicator is designed to identify historical market price trends (up or down).
The Price Volatility Indicator is driven by the Index Provider’s PriceVol™ proprietary measure of the realized (i.e., historical as opposed to anticipated) volatility of the Index’s market. PriceVol measures the dispersion of prices of the securities comprising the S&P 500 Index. PriceVol is engineered to measure market risk (high or low) based on actual market price movements and not expected price movements.
The congruence of the output of the Price Momentum and Price Volatility Indicators is used to classify monthly the Index’s market condition as either Risk-On, Risk-Elevated, or Risk-Off market environments, as indicated in the table below.
The market is in a Risk-On environment when the market is trending up, above its 200-business day moving average, and realized volatility is low. The market is in a Risk-Elevated environment when the market is below its 200-business day moving average, but realized volatility has not spiked. The market is in a Risk-Off environment when the market is trending down, below its 200-business day moving average, and realized volatility has spiked.

Price Momentum Indicator	Price Volatility Indicator	Indicated Market Risk Environment
Market Trending Up	Realized Volatility Low	Risk-On (Bull Market)
Market Trending Down	Realized Volatility Low	Risk-Elevated (Uncertain Market)
Market Trending Down	Realized Volatility High	Risk-Off (Bear Market)
Index Net Exposure Determination. The market risk environment classification systematically determines the targeted long, short and net exposure of the Index. In a Risk-On environment, the targeted net exposure of the Index is 200%. In a Risk-Elevated environment, the targeted net exposure of the index is 0%. In a Risk-Off environment, the targeted net exposure of the Index is -25%.

Risk Environment Target Exposures
Risk Environment	Target Long Exposure	Target Short Exposure	Target Net Exposure
Risk-On	200%	0%	200%
Risk-Elevated	35%	-35%	0%
Risk-Off	0%	-25%	-25%
Volatility Adjusted Exposure. VAE uses PriceVol to measure and group market volatility into three categories - low, moderate, and high. VAE increases portfolio exposure when volatility is low or moderate and decreases portfolio exposure when volatility is high by adjusting Target Short Exposure for incrementally greater profit or greater protection, as appropriate. VAE is designed to position the portfolio to capture more of the upside and less of the downside of the market. When market volatility is low, VAE reduces the Target Short Exposure to 0%. When market volatility is moderate, VAE reduces Target Short Exposure by 50%. When market volatility is high, VAE keeps Target Short Exposure at 100%. The table below illustrates how VAE adjusts Target Short Exposure in a Risk-Elevated environment.
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Risk-Elevated Environment
Market Volatility (PriceVol)	VAE Adjuster (% of Target Short Exposure)	Target Short Exposure	VAE Adjusted Short Exposure	VAE Adjusted Net Exposure
Low	0%	-35%	0%	35%
Moderate	50%	-35%	-17.5%	17.5%
High	100%	-35%	-35%	0%
Weightings of Index Components. The weighting of the Index’s Long Book and Short Book are formulaically determined based on the table below, which indicates the various weighting outcomes in each of the three potential market risk environments.

Weighting of Index Components
Risk Environment	Long Book Weight (Long Book Securities Component)	Short Book Weight	Target Net Exposure
Risk-On	200%	0%	200%
Risk-Elevated	35%	0% to -35%	0%
Risk-Off	0%	0% to -25%	-25%
The Index was developed by the Index Provider, an affiliate of the Adviser. The Index Calculation Agent is Solactive AG, which is not affiliated with the Index Provider, the Fund, the Adviser or the Fund’s sub-adviser, Toroso Investments, LLC (the “Subadviser”). The Index Calculation Agent provides information to the Fund about the constituents of the Index and does not provide investment advice with respect to the desirability of investing in, purchasing or selling securities.
As of December 31, 2022, the Index was comprised of 504 components.

Principal Investment Risks
You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
Leverage Risk – The Fund will invest in futures as a principal investment strategy. Futures and other derivative investments give rise to a form of leverage. Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage can magnify the Fund’s gains and losses and therefore increase its volatility.
Long/Short Risk – The performance of the Fund will depend on the difference in the rates of return between its long positions and short positions. During a rising market, when most equity securities and long-only equity ETFs are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and such ETFs. However, there is no guarantee that the returns on the Fund’s long or short positions will produce positive returns, and the Fund could lose money on either or both of the Fund’s long and short positions.
Derivatives Risk – A derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset (or basket of assets or index), which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs.
Futures Contract Risk – Futures contracts are derivative instruments pursuant to a contract where the parties agree to exchange a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the securities underlying those derivatives. There can be no assurance that any strategy used will succeed. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold, and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).
Concentration Risk – The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, market, industry, group of industries, sector, market segment or asset class. The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.
Counterparty Risk – The Fund may enter into various types of OTC derivative contracts with a counterparty that may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed, and the value of the counterparty agreements can be expected to decline, potentially resulting in losses to the Fund.
Shorting Risks – In order to achieve its investment objective, the Fund may engage in short sales, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts
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securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. Unlike with a long position, losses on a short position could be much greater if the value of the security that the Fund is shorting increases because the cost of covering a short position is potentially unlimited. There is no guarantee the Fund will be able to borrow the shares of the security or investment company it seeks to short in order to achieve its investment objective. In addition, shares of the security or investment company may become hard-to-borrow, generally in times of heightened market volatility, and cause the Fund to have to pay to borrow the shares, in addition to financing costs of short positions, which would negatively impact Fund performance and cause the Fund not to track the Index. Short positions can be called at any time by the lender, which would cause the Fund to have greater net exposure than the Index. The Fund typically closes out a short sale by exchanging agreed-upon cash amounts that represent settlement in lieu of delivery of the actual underlying security, or, in less likely circumstances, by purchasing the security that it has sold short and returning that security to the entity that lent the security.
Volatility Risk – The Fund’s investments are designed to respond to historical or realized volatility based on a proprietary model developed and implemented by the Index Provider, which is not intended to predict the future volatility of the S&P 500 Index. If the S&P 500 Index is rapidly rising during periods when the Index Provider’s volatility model has predicted significant volatility, the Fund may be underexposed to the S&P 500 Index due to its short position, and the Fund would not be expected to gain the full benefit of the rise in the S&P 500 Index. Additionally, in periods of rapidly changing volatility, the Fund may not be appropriately hedged or may not respond as expected to current volatility. In periods of extreme market volatility, the Index’s strategy, and consequently the Fund, may underperform due to the backward-looking nature of the Index’s model.
Index Tracking Risk – There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. The Fund may have difficulty achieving its investment objective due to fees, difficulty borrowing securities, expenses (including rebalancing expenses), and other transaction costs related to the normal operation of the Fund. These costs that may be incurred by the Fund are not incurred by the Index, which may make it more difficult for the Fund to track the Index. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective.
Passive Investment Risk – The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. The Fund invests in securities included in the Index regardless of the Adviser’s independent analysis of the investment decision.
Index Calculation Methodology Risk – The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Market Disruption Risk – Geopolitical and other events, including public health crises, natural disasters and armed conflicts or war have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit the Fund’s ability to sell securities. Under such circumstances, the Fund may have difficulty achieving its investment objective for one or more trading days, which may adversely impact the Fund’s returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs in order to achieve its investment objective. Under those circumstances, the Fund’s ability to track its Index is likely to be adversely affected, the market price of Fund shares may reflect a greater premium or discount to net asset value, and bid-ask spreads on the Fund’s shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. The Fund may also incur additional tracking error due to the use of other securities that are not perfectly correlated to the Fund’s Index.
Interruption in Trading Risk – An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk – Investments in publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk – At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
Market Risk – Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Cybersecurity Risk – Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Operational Risk – The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, Adviser and Subadviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
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Large-Capitalization Investing Risk – The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
New Fund Risk – The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
Special Risks of Exchange-Traded Funds
Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk – The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
Shares of the Fund May Trade at Prices Other Than NAV – As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
Trading – Although shares of the Fund are listed for trading on a national securities exchange, such as the Exchange, and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
Flash Crash Risk – Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause the Fund itself to halt trading.
Risk that Short Book Gains May Result in Tax Inefficiencies – The Fund may be able to manage realized tax gains on its Long Book positions by arranging for in-kind creation and redemption transactions to remove from its portfolio securities experiencing such gains in a tax efficient manner. However, the Fund will be unable to use the creation and redemption process to manage realized tax gains on its Short Book positions because they are not amenable to in-kind transfers. Consequently, the Fund may be compelled to recognize Short Book position gains for tax purposes unless it can offset such gains with commensurate losses on other positions in its portfolio. The inability of the Fund to offset such Short Book position gains may cause shareholders to incur income tax liabilities upon such gain recognition in a manner similar to that typically experienced by mutual fund shareholders but not by shareholders of ETFs that do not invest in Short Book positions.
Performance Information
Performance information for the Fund is not included because the Fund had not yet commenced operations as of the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund’s website at www.asymshares.com.
Management
Investment Adviser. ASYMmetric ETFs, LLC
Subadviser. Toroso Investments, LLC
Portfolio Managers. Charles A. Ragauss, CFA, and Qiao Duan, CFA, of Toroso Investments, LLC (each a “Portfolio Manager”) are primarily responsible for the day-to-day management of the Fund. Each of the Portfolio Managers has been a portfolio manager of the Fund since its inception.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund are listed on a national securities exchange. Individual shares of the Fund may only be bought and sold in the secondary market through a broker or dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The Fund will only issue or redeem shares that have been aggregated into blocks of shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor, and accepted by the Transfer Agent. Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.asymshares.com/zspy.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or other related companies may pay the intermediary for marketing activities and presentations, educational training programs,
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conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
Index Information
ASYMmetric Smart Alpha 500 Index (the “Derived Index”) is the property of ASYMmetric Investment Solutions, LLC (“Solutions”), which has contracted with S&P Opco, LLC (a subsidiary of S&P Dow Jones Indices LLC) (“S&P Dow Jones Indices”) to license the use of the S&P 500 Index in connection with the Derived Index. The S&P 500 Index is the property of S&P Dow Jones Indices, its affiliates and/or their third-party licensors. “S&P®, S&P 500® and “SPY®” are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Solutions. ASYMmetric Smart Alpha S&P 500® ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates. S&P Dow Jones Indices does not make any representation or warranty, express or implied, to the owners of the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the ASYMmetric Smart Alpha 500 Index to track general market performance. S&P Dow Jones Indices’ only relationship to Solutions with respect to the S&P 500 Index is the licensing of the S&P Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500 Index is determined, composed and calculated by S&P Dow Jones Indices without regard to Solutions or the Fund. S&P Dow Jones Indices has no obligation to take the needs of Solutions or the owners of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P Dow Jones Indices is not responsible for and has not participated in the determination of the prices, and amount of the Fund or the timing of the issuance or sale of the Fund or in the determination or calculation of the equation by which the Fund is to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the Fund. S&P Dow Jones Indices LLC is not an investment advisor or a broker dealer. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.
S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE S&P 500 INDEX, ANY INFORMATIONAL MATERIALS WITH RESPECT TO THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS)
WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY SOLUTIONS, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX, INFORMATIONAL MATERIALS WITH RESPECT TO THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. S&P DJI HAS NOT PREPARED, REVIEWED AND/OR CERTIFIED ANY PORTION OF, NOR DOES S&P HAVE ANY CONTROL OVER, THE LICENSEE ETF REGISTRATION STATEMENT, PROSPECTUS OR OTHER OFFERING MATERIALS. THERE ARE NO THIRD-PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND SOLUTIONS, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.”

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SUMMARY INFORMATION
ASYMmetric Smart Income ETF
Investment Objective
ASYMmetric Smart Income ETF (the “Fund”) seeks to track the total return performance, before fees and expenses, of the ASYMmetric Smart Income Index (the “Index”).
Fees and Expenses
The following table describes the fees and expenses that you may incur if you buy, hold or sell shares of the Fund (“Shares”). You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and example below.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

Management Fee	0.75%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses*	0.00%
Acquired Fund Fees and Expenses**	0.00%
Total Annual Fund Operating Expenses	0.75%
*Estimated for the current fiscal year
**Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. Total Annual Fund Operating Expenses will not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights will include only the direct operating expenses incurred by the Fund and exclude Acquired Fund Fees and Expenses.
Example. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes that your investment has a return of 5% each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$77	$240
Portfolio Turnover. The Fund pays transaction costs, including commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in the annual fund operating expenses or in the example, affect the Fund’s performance. Because the Fund had not yet commenced operations prior to the date of this Prospectus, it does not have portfolio turnover information for the prior fiscal year to report.
Principal Investment Strategies
The Fund employs a passive management or indexing investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on proprietary ASYMmetric Risk Management Technology developed and maintained by ASYMmetric Investment Solutions, LLC (the “Index Provider”), an affiliate of ASYMmetric ETFs, LLC, the Fund’s investment adviser (the “Adviser”).
The Index is a rules-based, quantitative strategy that seeks to generate higher income and better performance than the S&P 500® Total Return Index (“S&P 500 Index”) with less risk.
The Index is powered by the Index Provider’s ASYMmetric Risk Management Technology, which relies on mathematical formulas to dynamically manage the Index’s exposure in two market risk environments:

●	Risk-On: Market prices are trending up, which is termed a “Risk-On” market environment;

●	Risk-Off: Market prices are trending down, which is termed a “Risk-Off” market environment.
The ASYMmetric Risk Management Technology is designed to dynamically manage, as of each monthly Index rebalancing and reconstitution date, the Index’s exposure to high income producing asset classes to:

●	Generate high quality income from high income producing asset classes that are in a bull market;

●	Secure income and principle by allocating away from high income producing asset classes that are in a bear market; and

●	Protect capital when all high income producing assets classes are in a bear market, by being invested in U.S. treasuries, if treasuries are in a bull market or in the safety of cash, if no bull markets currently exist.
A bull market is typically characterized by a period of material increase in the overall U.S. stock market, and a bear market is typically characterized by a period of material decrease in the overall U.S. stock market.
The Index employs a tactical allocation strategy by allocating to (i) high income equity asset classes, including Master Limited Partnerships (“MLPs”), Real Estate Investment Trusts (“REITs”), and utilities (together, the “Equities”), and (ii) fixed income securities. When the Index allocates to Equities, the Fund will invest principally in individual securities that provide exposure to MLPs, REITs, and utilities or directly in U.S. equity securities of those asset classes. The Fund may also invest directly in Canadian equity securities of MLPs. When the Index allocates to fixed income asset classes, the Fund may invest in U.S. Treasury securities (e.g., 30-Year U.S. Treasury bonds, 10-Year U.S. Treasury notes, or U.S. Treasury bills) or cash.
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The Index screens MLPs, REITs, and the utilities sector (as designated by the Global Industry Classification Standard (“GICS”)) to determine whether any of these asset classes are in a bull market. The Index allocates to each the three high income equity asset classes if the market risk environment for that asset class is Risk-On, as determined in accordance with the Price Momentum Indicator described below.
Price Indicator Determination of Market Risk Environments. Market risk environments are quantitatively determined by a proprietary price-based indicator that measures, monitors and quantifies market risk. This indicator is called the “Price Momentum Indicator.”
The Price Momentum Indicator is driven by the 200-business day moving average of the relevant asset class. The Price Momentum Indicator is designed to identify historical market price trends (up or down).
The output of the Price Momentum Indicator is used to classify, on a monthly basis, as in either Risk-On or Risk-Off market environment, as outlined in the table below. The market is in a Risk-On environment when the market is trending up, above its 200-business day moving average. The market is in a Risk-Off environment when the market is trending down, below its 200-business day moving average.

Equity
Price Momentum Indicator	Indicated Market Risk Environment
Market Trending Up	Risk-On (Bull Market)
Market Trending Down	Risk-Off (Bear Market)
Portfolio Exposure. The Index screens the MLP, REIT, and utility markets to determine their current market risk environments. If all three high income equity asset classes are in a Risk-On environment, then the Index allocates equally (33.3%) to each. If two are in a Risk-On environment, then the Index allocates equally (50%) to each. If only one is in a Risk-On environment, then the Index allocates entirely (100%) to that asset class.

High Income Equity Risk Environments & Equity Exposure
Asset Classes	MLPs	REITs	Utilities
Risk-On (Three)	33%	33%	33%
Risk-On (Two)	50%	0%	50%
Risk-On (One)	100%	0%	0%
Fixed Income Matrix. If all high income equity asset classes are Risk-Off (in a bear market), the Index screens fixed income segments to determine if any are Risk-On. If any fixed income asset class is Risk-On, then the Index allocates 100% to the fixed income asset class with the highest yield, as shown in the table below. If all fixed income segments are Risk-Off (in a bear market), then the Index allocates 100% to cash or cash equivalents (which include U.S. Treasury bills or notes having less than three months to maturity or money market funds invested in such U.S. Treasuries). The Price Momentum Indicator described above uses the 200-business day moving average of yields to determine which U.S. Treasuries markets, if any, are in a Risk-On market environment. If yields are falling below the 200-business day average, then the Price Momentum Indicator indicates a Risk-On environment.

Fixed Income Risk Environments & Fixed Exposure
Segment	30-Year U.S. Treasury	10-Year U.S. Treasury	Treasury Bills
Bull Market	Yes	Yes	Yes
Yield	5%	4%	3%
Highest Yield	Yes	No	No
Exposure	100%	0%	0%
The output of the Price Momentum Indicator is used to classify monthly U.S. Treasuries markets as in either a Risk-On or Risk-Off market environment, as outlined in the table below.

Fixed Income
Price Momentum Indicator	Indicated Market Risk Environment
Yields Trending Down (below 200-business day average yield)	Risk-On (Bull Market)
Yields Trending Up (above 200-business day average yield)	Risk-Off (Bear Market)

Under normal market conditions, the Fund will invest at least 80% of its total assets in securities and cash included in the ASYMmetric Smart Income Index. To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.
The Index was developed by the Index Provider, ASYMmetric Investment Solutions, LLC, an affiliate of the Adviser. The Index Calculation Agent is Solactive AG, which is not affiliated with the Index Provider, the Fund, the Adviser or the Fund’s sub-adviser, Toroso Investments, LLC (the “Subadviser”). The Index Calculation Agent provides information to the Fund about the constituents of the Index and does not provide investment advice with respect to the desirability of investing in, purchasing or selling securities.
As of December 31, 2022, the Index was comprised of 65 components.
Principal Investment Risks
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You can lose money on your investment in the Fund. The Fund is subject to the risks summarized below. Some or all of these risks may adversely affect the Fund’s net asset value per share (“NAV”), trading price, yield, total return and/or ability to meet its objectives. The Fund is not a complete investment program. It is important that investors closely review all of the risks listed below and understand them before making an investment in the Fund.
MLP Risk – The Fund may invest in Equities that principally invest in MLPs, or the Fund may invest directly in MLPs. MLP investment returns are enhanced during periods of declining or low interest rates and tend to be negatively influenced when interest rates are rising. In addition, most MLPs are fairly leveraged and typically carry a portion of a “floating” rate debt. As such, a significant upward swing in interest rates would also drive interest expense higher. Furthermore, most MLPs grow by acquisitions partly financed by debt, and higher interest rates could make it more difficult to make acquisitions. MLP investments also entail many of the general tax risks of investing in a partnership. Limited partners in an MLP typically have limited control and limited rights to vote on matters affecting the partnership. Additionally, there is always the risk that an MLP will fail to qualify for favorable tax treatment.
Concentration Risk – The Fund may be susceptible to an increased risk of loss, including losses due to adverse events that affect the Fund’s investments more than the market as a whole, to the extent that the Fund's investments are concentrated in the securities and/or other assets of a particular issuer or issuers, market, industry, group of industries, sector, market segment or asset class. The Fund’s investments will be concentrated in an industry or group of industries to the extent that the Index is so concentrated. In such event, the value of the Shares may rise and fall more than the value of shares of a fund that invests in securities of companies in a broader range of industries.
REIT Investment Risk – The Fund may invest in Equities that primarily invest in REITs, or the Fund may invest directly in REITs. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the performance of a U.S. REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.
Utilities Sector Risk – The Fund may invest in Equities that primarily invest in utility companies, or the Fund may invest directly in utility companies. Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability.
Debt Securities Risk – Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.
Index Tracking Risk – There is no guarantee that the Fund will achieve a high degree of correlation to the Index and therefore achieve its investment objective. The Fund may have difficulty achieving its investment objective due to fees, difficulty borrowing securities, expenses (including rebalancing expenses), and other transaction costs related to the normal operation of the Fund. These costs that may be incurred by the Fund are not incurred by the Index, which may make it more difficult for the Fund to track the Index. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect the Fund’s ability to achieve its investment objective.
Passive Investment Risk – The Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. The Fund invests in securities included in the Index regardless of the Adviser’s independent analysis of the investment decision.
Index Calculation Methodology Risk – The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Fund, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index.
Interest Rate Risk – As interest rates rise, the value of debt securities held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly. In a low interest rate environment, the Fund’s cash and cash equivalent positions, which typically include highly rated and highly liquid debt securities, are expected to earn correspondingly low returns.
Market Disruption Risk – Geopolitical and other events, including public health crises, natural disasters and armed conflicts or war have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit the Fund’s ability to sell securities. Under such circumstances, the Fund may have difficulty achieving
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its investment objective for one or more trading days, which may adversely impact the Fund’s returns on those days and periods inclusive of those days. Alternatively, the Fund may incur higher costs in order to achieve its investment objective. Under those circumstances, the Fund’s ability to track its Index is likely to be adversely affected, the market price of Fund shares may reflect a greater premium or discount to net asset value, and bid-ask spreads on the Fund’s shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. The Fund may also incur additional tracking error due to the use of other securities that are not perfectly correlated to the Fund’s Index.
U.S. Treasury Securities Risk – U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Although U.S. Treasury securities are backed by the “full faith and credit” of the United States, the U.S. Government does not guarantee the market value of these securities, and consequently, the market value of such securities may fluctuate. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the Fund’s U.S. Treasury securities to decline.
Interruption in Trading Risk – An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in the Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of the Fund.
Equity Securities Risk – Investments in publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund invests will cause the net asset value of the Fund to fluctuate.
High Portfolio Turnover Risk – At times, the Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect the Fund’s performance.
Market Risk – Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect the Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on the Fund.
Cybersecurity Risk – Failures or breaches of the electronic systems of the Fund or its services providers may cause disruptions and negatively impact the Fund’s business operations, potentially resulting in financial losses to the Fund. While the Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which the Fund invests, leading to a significant loss of value.
Operational Risk – The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, Adviser and Subadviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Small-Capitalization Investing. The Fund may invest in the securities of small-capitalization companies. As a result, the Fund may be more volatile than funds that invest in larger, more established companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Small-capitalization companies may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
Mid-Capitalization Investing. The Fund may invest in the securities of mid-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of mid-capitalization companies underperform securities of other capitalization ranges or the market as a whole. Securities of smaller companies are often more vulnerable to market volatility than securities of larger companies.
Large-Capitalization Investing Risk – The Fund may invest in the securities of large-capitalization companies. As a result, the Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
New Fund Risk – The Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
Canadian Securities Risk – The Canadian economy is especially dependent on the demand for, and supply of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Any adverse events that affect Canada’s major industries may have a negative impact on the overall Canadian economy and the shares of the Fund. Canada is also heavily dependent on trading with key partners, including the United States, Mexico, and China. Any reduction in trading with these key partners may adversely affect the Canadian economy. Canada’s dependency on the economy of the United States, in particular, makes Canada’s economy vulnerable to political and regulatory changes affecting the United States economy.
Special Risks of Exchange-Traded Funds
Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk – The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of the Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
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Shares of the Fund May Trade at Prices Other Than NAV – As with all ETFs, shares of the Fund may be bought and sold in the secondary market at market prices. The price of shares of the Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of the Fund’s portfolio holdings. Although it is expected that the market price of the shares of the Fund will approximate the Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
Trading – Although shares of the Fund are listed for trading on a national securities exchange, such as the Exchange, and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of the Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of the Fund may begin to mirror the liquidity of the Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of the Fund.
Flash Crash Risk – Sharp price declines in securities owned by the Fund may trigger trading halts, which may result in the Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause the Fund itself to halt trading.
Performance Information
Performance information for the Fund is not included because the Fund had not yet commenced operations as of the date of this Prospectus. In the future, performance information for the Fund will be presented in this section. Updated performance information is available on the Fund's website at www.asymshares.com.
Management
Investment Adviser. ASYMmetric ETFs, LLC
Subadviser. Toroso Investments, LLC
Portfolio Managers. Charles A. Ragauss, CFA, and Qiao Duan, CFA, of Toroso Investments, LLC (each a “Portfolio Manager”) are primarily responsible for the day-to-day management of the Fund. Each of the Portfolio Managers has been a portfolio manager of the Fund since its inception.
Purchase and Sale of Fund Shares
The Fund is an ETF. Individual shares of the Fund are listed on a national securities exchange. Individual shares of the Fund may only be bought and sold in the secondary market through a broker or dealer. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than at NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). In addition, an investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). The Fund will only issue or redeem shares that have been aggregated into blocks of shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor, and accepted by the Transfer Agent. Information regarding the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available on the Fund’s website at www.asymshares.com/more.
Tax Information
The Fund’s distributions are taxable and will generally be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account. Withdrawals from such tax-deferred arrangements may be subject to tax at a later date.
Payments to Broker-Dealers and other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or other related companies may pay the intermediary for marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems or other services related to the sale or promotion of the Fund. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
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OVERVIEW
The ASYMmetric Smart Alpha S&P 500® ETF and ASYMmetric Smart Income ETF (each, a “Fund”, and collectively, the “Funds”) are each a series of the ASYMmetric ETFs Trust (the “Trust”), a Delaware statutory trust registered as an investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Each Fund will operate as an ETF. ETFs are funds that trade like other publicly-traded securities. Each Fund is designed to track an index. Similar to shares of an index mutual fund, shares of each Fund represent an ownership interest in an underlying portfolio of securities and other instruments intended to track a market index. Unlike shares of a mutual fund, which can be bought and redeemed from the issuing fund by all shareholders at a price based on NAV, shares of each Fund may be purchased or redeemed directly from each Fund at NAV solely by Authorized Participants (“APs”). Also, unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices, which may differ from NAV.
An index is a financial calculation, based on a grouping of financial instruments, which is not an investment product, while each Fund is an actual investment portfolio. The performance of each Fund and the ASYMmetric Smart Alpha 500 Index and ASYMmetric Smart Income Index (each, the “Index”, and collectively, the “Indexes”) may vary for a number of reasons, including transaction costs, asset valuations, corporate actions (such as mergers and spin-offs), timing variances and differences between each Fund’s portfolio and each Index resulting from each Fund’s use of representative sampling or from legal restrictions (such as diversification requirements) that apply to each Fund but not to each Index. “Tracking error” is the divergence of the performance (return) of each Fund’s portfolio from that of each Index. ASYMmetric ETFs, LLC, the investment adviser to each Fund (the “Adviser”), expects that, over time, each Fund’s tracking error will not exceed 5%.
Shares of each Fund (the “Shares”), upon commencement of operations, will be listed and traded on the NYSE Arca, Inc. (the “Exchange”), where the market prices for the Shares may be different from the intra-day value of the Shares disseminated by the Exchange from its NAV. Unlike conventional mutual funds, Shares are not individually redeemable directly with a Fund. Rather, each Fund issues and redeems Shares on a continuous basis at NAV only in large blocks of Shares called “Creation Units.” Creation Units of each Fund are issued and redeemed in cash and/or in-kind for securities and portfolio component cash included in each Fund. As a result, retail investors generally will not be able to purchase or redeem Shares directly from, or with, each Fund. Most retail investors will purchase or sell Shares in the secondary market through a broker.
This Prospectus provides the information you need to make an informed decision about investing in each Fund. It contains important facts about the Trust and the Funds.
There is no assurance that each Fund will achieve its investment objective and an investment in each Fund could lose money. Each Fund is not a complete investment program.
Changes in Investment Objective. Each Fund’s investment objective is not a fundamental policy and may be changed by the Funds’ Board of Trustees without shareholder approval.
DESCRIPTION OF THE PRINCIPAL INVESTMENT STRATEGIES OF THE FUNDS
ASYMmetric Smart Alpha S&P 500® ETF
The ASYMmetric Smart Alpha S&P 500® ETF is engineered to generate up to 2x the performance of the S&P 500® Total Return Index (“S&P 500 Index”) with a risk profile generally in line with the S&P 500 Index. The Fund seeks to accomplish these goals by being 200% long the S&P 500 Index in a bull market and being net short the S&P 500 Index in a bear market. The Index is a quantitatively driven rules-based strategy powered by ASYMmetric Risk Management Technology™.

Smart Alpha ETFs
ETF	Ticker	Above Market Returns	Market Risk	Benchmark
ASYMmetric Smart Alpha S&P 500® ETF	ZSPY	2x the S&P 500 Index	Equal to S&P 500 Index	S&P 500 Index
The Fund employs a passive management or indexing investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on proprietary ASYMmetric Risk Management Technology developed and maintained by ASYMmetric Investment Solutions, LLC (the “Index Provider”), an affiliate of ASYMmetric ETFs, LLC, the Fund’s investment adviser (the “Adviser”).
The Index is a rules-based, quantitative leveraged strategy that seeks to:

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generate returns up to two times the performance of the S&P 500 Index in a bull market by leveraging its net exposure (the difference between the aggregate long and short positions) to individual securities and futures, and

●	provide protection against losses in a bear market by limiting its net exposure using futures to hedge.
The Fund will use leverage and hedging to achieve its investment goals of maximizing alpha while minimizing market risk. Leverage is an investment strategy used by a Fund to increase its assets available for investment using borrowings, derivatives, or similar instruments or techniques.
A bull market is typically characterized by a period of material increase in the overall U.S. stock market, and a bear market is typically characterized by a period of material decrease in the overall U.S. stock market.
The Index is powered by the Index Provider’s ASYMmetric Risk Management Technology, which relies on mathematical formulas to dynamically manage the Index’s net exposure in three market risk environments:

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Risk-On: Market prices are trending up and have low realized volatility (below the Risk-Off or bear market threshold) as determined by actual price fluctuations over a prior period (“realized volatility”), which is termed a “Risk-On” market environment;

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●	Risk-Elevated: Market prices are trending down and have low realized volatility (below the Risk-Off or bear market threshold), which is termed a “Risk-Elevated” market environment; and

●	Risk-Off: Market prices are trending down and have high realized volatility (above the Risk-Off or bear market threshold), which is termed a “Risk-Off” market environment.
The ASYMmetric Risk Management Technology is designed to dynamically manage, as of each monthly Index rebalancing and reconstitution date, the Index’s net exposure to its market to:

●	Generate two times the performance of the S&P 500 Index in a bull market, by using leverage to be 200% exposed to the S&P 500 Index;

●	Protect capital by paring back net exposure during periods of heightened market uncertainty, by being market neutral; and

●	Profit in bear markets, by being net short (by investing in more short positions than long positions in its portfolio).
The Index achieves its long exposure by investing in individual securities and futures (the “Long Book”). The Index seeks to achieve two times the performance of the S&P 500 Index in a bull market by leveraging its exposure 90% to individual securities and 110% to futures. In order to effect its short exposure to the market, the Index utilizes cash-settled short selling of shares of the SPDR S&P 500 ETF Trust (“SPY”) (the “Short Book”). The Index’s exposure to its market ranges between 200% long and -25% short where net exposure is the difference between the Index’s Long Book and its Short Book.
Under normal market conditions, the Fund will invest at least 80% of its net assets, plus borrowings for investment purposes, in investments that provide exposure to the S&P 500 Index. To the extent the Index concentrates (i.e., holds more than 25% of its total assets) in the securities of a particular industry or group of related industries, the Fund will concentrate its investments to approximately the same extent as the Index.
In tracking the Index, the Fund will replicate the Long Book through investments in individual securities that are included in or track the S&P 500 Index, respectively. The Fund will achieve the appropriate amount of leverage in the Long Book and replicate the Short Book, as determined by the Index, by investing primarily in futures on the S&P 500 Index.
The Fund’s long and short positions are determined at each rebalance based on the market risk environment measured by two price indicator components of the Index: the Price Momentum Indicator and Price Volatility Indicator. The Fund’s exposure is then fine-tuned using Volatility Adjusted Exposure (“VAE”). Each of the price indicators and VAE components of the Index are described below.
Price Indicator Determination of Market Risk Environments. Market risk environments are quantitatively determined by the congruence of the two proprietary price-based indicators that measure, monitor and quantify market risk.
The Price Momentum Indicator is driven by the 200-business day moving average of the S&P 500 Index. The Price Momentum Indicator is designed to identify historical market price trends (up or down).
The Price Volatility Indicator is driven by the Index Provider’s PriceVol™ proprietary measure of the realized (i.e., historical as opposed to anticipated) volatility of the Index’s market. PriceVol measures the dispersion of prices of the securities comprising the S&P 500 Index. PriceVol is engineered to measure market risk (high or low) based on actual market price movements and not expected price movements.
The congruence of the output of the Price Momentum and Price Volatility Indicators is used to classify monthly the Index’s market condition as either Risk-On, Risk-Elevated, or Risk-Off market environments, as indicated in the table below.
The market is in a Risk-On environment when the market is trending up, above its 200-business day moving average, and realized volatility is low. The market is in a Risk-Elevated environment when the market is below its 200-business day moving average, but realized volatility has not spiked. The market is in a Risk-Off environment when the market is trending down, below its 200-business day moving average, and realized volatility has spiked.

Price Momentum Indicator	Price Volatility Indicator	Indicated Market Risk Environment
Market Trending Up	Realized Volatility Low	Risk-On (Bull Market)
Market Trending Down	Realized Volatility Low	Risk-Elevated (Uncertain Market)
Market Trending Down	Realized Volatility High	Risk-Off (Bear Market)
Index Net Exposure Determination. The market risk environment classification systematically determines the targeted long, short and net exposure of the Index. In a Risk-On environment, the targeted net exposure of the Index is 200%. In a Risk-Elevated environment, the targeted net exposure of the index is 0%. In a Risk-Off environment, the targeted net exposure of the Index is -25%.

Risk Environment Target Exposures
Risk Environment	Target Long Exposure	Target Short Exposure	Target Net Exposure
Risk-On	200%	0%	200%
Risk-Elevated	35%	-35%	0%
Risk-Off	0%	-25%	-25%
Volatility Adjusted Exposure. VAE uses PriceVol to measure and group market volatility into three categories - low, moderate, and high. VAE increases portfolio exposure when volatility is low or moderate and decreases portfolio exposure when volatility is high by adjusting Target Short Exposure for incrementally greater profit or greater protection, as appropriate. VAE is designed to position the portfolio to capture more of the upside and less of the downside of the market.
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When market volatility is low, VAE reduces the Target Short Exposure to 0%. When market volatility is moderate, VAE reduces Target Short Exposure by 50%. When market volatility is high, VAE keeps Target Short Exposure at 100%. The table below illustrates how VAE adjusts Target Short Exposure in a Risk-Elevated environment.

Risk-Elevated Environment
Market Volatility (PriceVol)	VAE Adjuster (% of Target Short Exposure)	Target Short Exposure	VAE Adjusted Short Exposure	VAE Adjusted Net Exposure
Low	0%	-35%	0%	35%
Moderate	50%	-35%	-17.5%	17.5%
High	100%	-35%	-35%	0%
Weightings of Index Components. The weighting of the Index’s Long Book and Short Book are formulaically determined based on the table below, which indicates the various weighting outcomes in each of the three potential market risk environments.

Weighting of Index Components
Risk Environment	Long Book Weight (Long Book Securities Component)	Short Book Weight	Targeted Net Exposure
Risk-On	200%	0%	200%
Risk-Elevated	35%	0% to -35%	0%
Risk-Off	0%	0% to -25%	-25%
The Index was developed by the Index Provider, an affiliate of the Adviser. The Index Calculation Agent is Solactive AG, which is not affiliated with the Index Provider, the Fund, the Adviser or the Fund’s sub-adviser, Toroso Investments, LLC (the “Subadviser”). The Index Calculation Agent provides information to the Fund about the constituents of the Index and does not provide investment advice with respect to the desirability of investing in, purchasing or selling securities.
ASYMmetric Smart Income ETF
The ASYMmetric Smart Income ETF is engineered to generate higher income and better performance than the S&P 500® Total Return Index (“S&P 500 Index”) with less risk. The Fund seeks to accomplish these goals by dynamically allocating to high income producing asset classes (MLPs, REITs, Utilities or fixed income) when they are in a bull market and away from them in a bear market. The Fund is quantitatively driven rules-based strategy powered by ASYMmetric Risk Management Technology™.

Smart Income ETFs
ETF	Ticker	More Income	Less Risk	Benchmark
ASYMmetric Smart Income ETF	MORE	Greater than S&P 500 Index	Less than S&P 500 Index	S&P 500 Index
The Fund employs a passive management or indexing investment approach designed to track the total return performance, before fees and expenses, of the Index. The Index is based on proprietary ASYMmetric Risk Management Technology developed and maintained by ASYMmetric Investment Solutions, LLC (the “Index Provider”), an affiliate of ASYMmetric ETFs, LLC, the Fund’s investment adviser (the “Adviser”).
The Index is a rules-based, quantitative strategy that seeks to generate higher income and better performance than the S&P 500 Index with less risk.
The Index is powered by the Index Provider’s ASYMmetric Risk Management Technology, which relies on mathematical formulas to dynamically manage the Index’s exposure in two market risk environments:

●	Risk-On: Market prices are trending up, which is termed a “Risk-On” market environment;

●	Risk-Off: Market prices are trending down, which is termed a “Risk-Off” market environment.
The ASYMmetric Risk Management Technology is designed to dynamically manage, as of each monthly Index rebalancing and reconstitution date, the Index’s exposure to high income producing asset classes to:

●	Generate high quality income from high income producing asset classes that are in a bull market;

●	Secure income and principle by allocating away from high income producing asset classes that are in a bear market; and

●	Protect capital when all high income producing assets classes are in a bear market, by being invested in U.S. treasuries, if treasuries are in a bull market or in the safety of cash, if no bull markets currently exist.
A bull market is typically characterized by a period of material increase in the overall U.S. stock market, and a bear market is typically characterized by a period of material decrease in the overall U.S. stock market.
The Index employs a tactical allocation strategy by allocating to (i) high income equity asset classes, including Master Limited Partnerships (“MLPs”), Real Estate Investment Trusts (“REITs”), and utilities (together, the “Equities”), and (ii) fixed income securities. When the Index allocates to Equities, the Fund will invest principally in individual securities that provide exposure to MLPs, REITs, and utilities or directly in U.S. equity securities of those asset classes. The Fund may also invest directly in Canadian equity securities of MLPs. When the Index allocates to fixed income asset classes, the Fund may invest in U.S. Treasury securities (e.g., 30-Year U.S. Treasury bonds, 10-Year U.S. Treasury notes, or U.S. Treasury bills) or cash.
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The Index screens MLPs, REITs, and the utilities sector (as designated by the Global Industry Classification Standard (“GICS”)) to determine whether any of these asset classes are in a bull market. The Index allocates to each the three high income equity asset classes if the market risk environment for that asset class is Risk-On, as determined in accordance with the Price Momentum Indicator described below.
Price Indicator Determination of Market Risk Environments. Market risk environments are quantitatively determined by a proprietary price-based indicator that measures, monitors and quantifies market risk. This indicator is called the “Price Momentum Indicator.”
The Price Momentum Indicator is driven by the 200-business day moving average of the relevant asset class. The Price Momentum Indicator is designed to identify historical market price trends (up or down).
The output of the Price Momentum Indicator is used to classify, on a monthly basis, as in either Risk-On or Risk-Off market environment, as outlined in the table below. The market is in a Risk-On environment when the market is trending up, above its 200-business day moving average. The market is in a Risk-Off environment when the market is trending down, below its 200-business day moving average.

Equity
Price Momentum Indicator	Indicated Market Risk Environment
Market Trending Up	Risk-On (Bull Market)
Market Trending Down	Risk-Off (Bear Market)
Portfolio Exposure. The Index screens the MLP, REIT, and utility markets to determine their current market risk environments. If all three high income equity asset classes are in a Risk-On environment, then the Index allocates equally (33.3%) to each. If two are in a Risk-On environment, then the Index allocates equally (50%) to each. If only one is in a Risk-On environment, then the Index allocates entirely (100%) to that asset class.

High Income Equity Risk Environments & Equity Exposure
Asset Classes	MLPs	REITs	Utilities
Risk-On (Three)	33%	33%	33%
Risk-On (Two)	50%	0%	50%
Risk-On (One)	100%	0%	0%
Fixed Income Matrix. If all high income equity asset classes are Risk-Off (in a bear market), the Index screens fixed income segments to determine if any are Risk-On. If any fixed income asset class is Risk-On, then the Index allocates 100% to the fixed income asset class with the highest yield, as shown in the table below. If all fixed income segments are Risk-Off (in a bear market), then the Index allocates 100% to cash or cash equivalents (which include U.S. Treasury bills or notes having less than three months to maturity or money market funds invested in such U.S. Treasuries). The Price Momentum Indicator uses the 200-business day moving average of yields to determine which U.S. Treasuries markets, if any, are in a Risk-On market environment. If yields are falling below the 200-business day average, then the Price Momentum Indicator indicates a Risk-On environment.

Fixed Income Risk Environments & Fixed Exposure
Segment	30-Year U.S. Treasury	10-Year U.S. Treasury	Treasury Bills
Bull Market	Yes	Yes	Yes
Yield	5%	4%	3%
Highest Yield	Yes	No	No
Exposure	100%	0%	0%
The output of the Price Momentum Indicator is used to classify monthly U.S. Treasuries markets as in either a Risk-On or Risk-Off market environment, as outlined in the table below.

Fixed Income
Price Momentum Indicator	Indicated Market Risk Environment
Yields Trending Down (below 200-business day average yield)	Risk-On (Bull Market)
Yields Trending Up (above 200-business day average yield)	Risk-Off (Bear Market)
Under normal market conditions, the Fund will invest at least 80% of its total assets in securities and cash included in the ASYMmetric Smart Income Index.
The Index was developed by the Index Provider, ASYMmetric Investment Solutions, LLC, an affiliate of the Adviser. The Index Calculation Agent is Solactive AG, which is not affiliated with the Index Provider, the Fund, the Adviser or the Fund’s sub-adviser, Toroso Investments, LLC (the “Subadviser”). The Index Calculation Agent provides information to the Fund about the constituents of the Index and does not provide investment advice with respect to the desirability of investing in, purchasing or selling securities.
ADDITIONAL INVESTMENT STRATEGIES
Smart ETF Categories - Description
The ASYMmetric Smart Income ETF is categorized in the Smart Income category, and ASYMmetric Smart Alpha S&P 500® ETF is categorized in the Smart Alpha category. The Smart ETF categories of the ASYMmetric ETFs are listed and described below.
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Smart ETF Categories
ETF Categories	Risk Profile	Description	Primary Goal	Secondary Goal
Smart Equity	Very Low	Smart Equity ETFs are engineered to generate market returns with a fraction of the risk.	Market Returns	Less Risk
Smart Income	Low	Smart Income ETFs are engineered to maximize income while minimizing risk.	Maximize Income	Less Risk
Smart Alpha	Moderate	Smart Alpha ETFs are engineered to outperform the market while maintaining a market risk profile.	Maximize Alpha	Market Risk
Smart ETF Categories - Fund Structures
The ASYMmetric Smart Income ETF does not use leverage or derivatives to achieve its investment goals of maximum income with less risk. The ASYMmetric Smart Alpha S&P 500® ETF uses leverage and hedging to achieve its investment goals of maximizing alpha with market risk.

Smart ETF Categories	Bull Market		Bear Market		Income		Structure		Correlation
	Profit	Alpha	Profit	Protect	Maximize	Secure	Hedging	Leverage	Low	Moderate	High
Smart Equity	✓		✓				✓		✓
Smart Income	✓			✓	✓	✓			✓
Smart Alpha	✓	✓	✓				✓	✓		✓
Smart ETF Categories - Target Investors
The ASYMmetric Smart Income ETF is designed for conservative investors who want more income, but not more risk. The ASYMmetric Smart Alpha S&P 500® ETF is designed for investors with a higher risk tolerance who want greater returns, but not greater risk.

Smart ETF Categories	Investor Profile
Smart Equity	Smart Equity products are designed to conservative investors who are looking for equity returns, but can stomach market volatility.
Smart Income	Smart Income products are designed for conservative investors who are looking for high current income, with less risk.
Smart Alpha	Smart Alpha products are designed for investors with a higher risk tolerance who are looking to maximize returns, with the least amount of risk.
Smart ETF Categories - Investment Applications
The ASYMmetric Smart Income ETF may be used as a fixed income replacement. The ASYMmetric Smart Alpha S&P 500® ETF may be used as a source of portfolio alpha.

Smart ETF Categories	Portfolio Use	Target Allocation
Smart Equity	Core Equity	30% Equities
Smart Income	Income Generation	25% Fixed Income
Smart Alpha	Alpha Generation	10% - 25% Equities
The additional investment strategies outlined above do not represent and are distinct from the principal investment strategies of the Funds.
Each Fund may invest up to 20% of its assets in instruments that are not included in its Index, but that the Adviser believes will help the Fund track its index.
Each of the policies described herein, including the investment objective of each Fund, constitutes a non-fundamental policy that may be changed by the Board of Trustees of the Trust (the “Board”) without shareholder approval upon 60 days prior written notice to shareholders. Certain fundamental policies of the Funds are set forth in the Funds’ Statement of Additional Information (“SAI”) under “Investment Restrictions.
DESCRIPTION OF PRINCIPAL RISKS OF THE FUNDS
Each Fund is subject to various risks, including the principal risks noted below, any of which may adversely affect each Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. You could lose all or part of your investment in the Funds, and the Funds could underperform other investments.
Leverage Risk (ASYMmetric Smart Alpha S&P 500® ETF only)
Some transactions may give rise to a form of economic leverage. These transactions may include, among others, derivatives, and may expose the Fund to greater risk and increase its costs. As an open-end investment company registered with the Securities and Exchange Commission (the “SEC”), the Fund is subject to the federal securities laws, including the Investment Company Act, and the rules thereunder. Under Rule 18f-4 under the 1940 Act, among other things, the Fund must either use derivatives in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The use of leverage may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its
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obligations or to meet the applicable requirements of the Investment Company Act and the rules thereunder. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage.
Long/Short Risk (ASYMmetric Smart Alpha S&P 500® ETF only)
The performance of the Fund will depend on the difference in the rates of return between its long positions and short positions. During a rising market, when most equity securities and long-only equity ETFs are increasing in value, the Fund’s short positions will likely cause the Fund to underperform the overall U.S. equity market and such ETFs. However, there is no guarantee that the returns on the Fund’s long or short positions will produce positive returns, and the Fund could lose money on either or both of the Fund’s long and short positions.
Master Limited Partnership Risk (ASYMmetric Smart Income ETF only)
MLPs involve risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, and cash flow risks. MLP common units and other equity securities can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards MLPs or the energy sector, changes in a particular issuer’s financial condition or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs and other equity securities also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.
MLPs typically do not pay U.S. federal income tax at the partnership level. Instead, each partner is allocated a share of the partnership’s income, gains, losses, deductions and expenses. A change in current tax law or in the underlying business mix of a given MLP could result in an MLP being treated as a corporation for U.S. federal income tax purposes, which would result in such MLP being required to pay U.S. federal income tax on its taxable income. The classification of an MLP as a corporation for U.S. federal income tax purposes would have the effect of reducing the amount of cash available for distribution by the MLP. Thus, if any MLP owned by the Fund were treated as a corporation for U.S. federal income tax purposes, the result could be a reduction of the value of your investment in the Fund and lower income, as compared to if the MLP were not taxed as a corporation. The Fund may invest in certain MLPs which may be treated as “qualified publicly traded partnerships.” Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Requirement, but the Fund’s investment in one or more of such “qualified publicly traded partnerships” is limited under the Diversification Requirement to no more than 25% of the value of the Fund’s assets.
Tax Risks. Regulated investment companies (“RICs”) are subject to a favorable tax treatment under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a RIC, the Fund must meet certain source-of-income, asset diversification and annual distribution requirements. Under the diversification requirements, the Fund must generally limit its investments in MLPs to no more than 25% of its total assets. If the Fund were to fail to qualify as a RIC (e.g., by investing more than 25% of its assets in MLPs), it would be subject to federal income tax as a corporation, and its distributions to shareholders would be taxed as dividend income to the extent of the Fund’s earnings and profits. Under certain circumstances, the Fund could cure a failure to qualify as a RIC, but to do so, the Fund could incur significant Fund-level taxes and could be forced to dispose of certain assets.
Depreciation or other cost recovery deductions passed through to the Fund from investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held shares in the Fund at the time the deductions were taken by the Fund, and even though those shareholders will not have corresponding economic gain on their shares at the time of the recapture. In order to distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments.
REIT Investment Risk (ASYMmetric Smart Income ETF only)
Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. In addition, to the extent the Fund holds interests in REITs, it is expected that investors in the Fund will bear two layers of asset-based management fees and expenses (directly at the Fund level and indirectly at the REIT level). The risks of investing in REITs include certain risks associated with the direct ownership of real estate and the real estate industry in general. These include risks related to general, regional and local economic conditions; fluctuations in interest rates and property tax rates; shifts in zoning laws, environmental regulations and other governmental action such as the exercise of eminent domain; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; overbuilding; losses due to casualty or condemnation; changes in property values and rental rates; and other factors.
In addition to these risks, residential/diversified REITs and commercial equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of any credit extended. Further, REITs are dependent upon management skills and generally may not be diversified. REITs are also subject to heavy cash flow dependency, defaults by borrowers and self-liquidation. In addition, REITs could possibly fail to qualify for the beneficial tax treatment available to REITs under the Code, or to maintain their exemptions from registration under the 1940 Act. The Fund expects that dividends received from a REIT and distributed to Fund shareholders generally will be taxable to the shareholder as ordinary income. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting investments.
Utilities Sector Risk (ASYMmetric Smart Income ETF only)
Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors, rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation
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in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability.
Among the risks that may affect utility companies are the following: risks of increases in fuel and other operating costs; the high cost of borrowing to finance capital construction during inflationary periods; restrictions on operations and increased costs and delays associated with compliance with environmental and nuclear safety regulations; and the difficulties involved in obtaining natural gas for resale or fuel for generating electricity at reasonable prices. Other risks include those related to the construction and operation of nuclear power plants, the effects of energy conservation and the effects of regulatory changes.
Derivatives Risk (ASYMmetric Smart Alpha S&P 500® ETF only)
A derivative instrument typically involves leverage and provides exposure to potential gain or loss from a change in the market price of the underlying asset (or a basket of assets or an index) in a notional amount that exceeds the amount of cash or assets required to establish or maintain the derivative instrument. Adverse changes in the value or price of the underlying asset (or basket of assets or index), which the Fund may not directly own, can result in a loss to the Fund substantially greater than the amount invested in the derivative itself. The use of derivative instruments also exposes the Fund to additional risks and transaction costs.
Futures Contract Risk (ASYMmetric Smart Alpha S&P 500® ETF only)
Futures contracts are derivative instruments pursuant to a contract where the parties agree to a fixed price for an agreed amount of securities or other underlying assets at an agreed date. The use of such derivative instruments may expose the Fund to additional risks, such as credit risk, liquidity risk, and counterparty risk, that it would not be subject to if it invested directly in the securities underlying those derivatives. There can be no assurance that any strategy used will succeed. There may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes. There also can be no assurance that, at all times, a liquid market will exist for offsetting a futures contract that the Fund has previously bought or sold, and this may result in the inability to close a futures contract when desired. Futures contracts may experience potentially dramatic price changes, which will increase the volatility of the Fund and may involve a small investment of cash (the amount of initial and variation margin) relative to the magnitude of the risk assumed (the potential increase or decrease in the price of the futures contract).
Counterparty Risk (ASYMmetric Smart Alpha S&P 500® ETF only)
A Fund may enter into various types of OTC derivative contracts with a counterparty that may be privately negotiated in the over-the-counter market. These contracts involve exposure to credit risk because contract performance depends, in part, on the financial condition of the counterparty. If the creditworthiness of the counterparty declines, the Fund may not receive payments owed under the contract, or such payments may be delayed, and the value of the counterparty agreements can be expected to decline, potentially resulting in losses to the Fund.
Shorting Risks (ASYMmetric Smart Alpha S&P 500® ETF only)
In order to achieve its investment objective, the Fund may engage in short sales, which are designed to provide the Fund gains when the price of a particular security, basket of securities or index declines. When the Fund shorts securities, including securities of another investment company, it borrows shares of that security or investment company, which it then sells. Unlike with a long position, losses on a short position could be much greater if the value of the security that the Fund is shorting increases because the cost of covering a short position is potentially unlimited. There is no guarantee the Fund will be able to borrow the shares of the security or investment company it seeks to short in order to achieve its investment objective. In addition, shares of the security or investment company may become hard-to-borrow, generally in times of heightened market volatility, and cause the Fund to have to pay to borrow the shares, in addition to financing costs of short positions, which would negatively impact Fund performance and cause the Fund not to track the Index. Short positions can be called at any time by the lender, which would cause the Fund to have greater net exposure than the Index. The Fund typically closes out a short sale by exchanging agreed-upon cash amounts that represent settlement in lieu of delivery of the actual underlying security, or, in less likely circumstances, by purchasing the security that it has sold short and returning that security to the entity that lent the security.
Debt Securities Risk (ASYMmetric Smart Income ETF only)
Investments in debt securities subject the holder to the credit risk of the issuer. Credit risk refers to the possibility that the issuer or other obligor of a security will not be able or willing to make payments of interest and principal when due. Generally, the value of debt securities will change inversely with changes in interest rates. To the extent that interest rates rise, certain underlying obligations may be paid off substantially slower than originally anticipated and the value of those securities may fall sharply. During periods of falling interest rates, the income received by the Fund may decline. If the principal on a debt security is prepaid before expected, the prepayments of principal may have to be reinvested in obligations paying interest at lower rates. Debt securities generally do not trade on a securities exchange making them generally less liquid and more difficult to value than common stock.
Volatility Risk (ASYMmetric Smart Alpha S&P 500® ETF only)
The Fund’s investments are designed to respond to historical or realized volatility based on a proprietary model developed and implemented by the Index Provider, which is not intended to predict the future volatility of the S&P 500 Index. If the S&P 500 Index is rapidly rising during periods when the Index Provider’s volatility model has predicted significant volatility, the Fund may be underexposed to the S&P 500 Index due to its short position and the Fund would not be expected to gain the full benefit of the rise in the S&P 500 Index. Additionally, in periods of rapidly changing volatility, the Fund may not be appropriately hedged or may not respond as expected to current volatility. In periods of extreme market volatility, the Index’s strategy, and consequently the Fund, may underperform due to the backward-looking nature of the Index’s model.
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Index Tracking Risk
There is no guarantee that each Fund will achieve a high degree of correlation to its Index and therefore achieve its investment objective. Each Fund may have difficulty achieving its investment objective due to fees, difficulty borrowing securities, expenses (including rebalancing expenses), transaction costs, income items, valuation methodology, accounting standards and disruptions or illiquidity in the markets for the securities held by each Fund, each Fund’s holding of uninvested cash, costs of complying with various new or existing regulatory requirements, and transactions carried out to minimize the distribution of capital gains to shareholders and other requirements to maintain pass-through tax treatment. These costs that may be incurred by each Fund are not incurred by each Index, which may make it more difficult for each Fund to track its Index. Market disruptions, regulatory restrictions or extreme volatility will also adversely affect each Fund’s ability to achieve its investment objective. Activities surrounding Index reconstitutions and other Index rebalancing events may hinder each Fund’s ability to meet its investment objective. In addition, if each Fund uses representative sampling to track its Index, each Fund may not be as well correlated with the return of its Index as when each Fund purchases all of the securities in its Index in the proportions in which they are represented in the Index.
Passive Investment Risk
Each Fund is not actively managed and the Adviser would not sell a security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index or the selling of shares of that security is otherwise required upon a reconstitution of the Index in accordance with the Index methodology. Each Fund invests in securities included in the Index regardless of the Adviser’s independent analysis of the investment decision.
Index Calculation Methodology Risk
The Index relies directly or indirectly on various sources of information to assess the criteria of issuers included in the Index, including information that may be based on assumptions and estimates. Neither the Funds, the Index Provider, or the Adviser (as defined below) can offer assurances that the Index’s calculation methodology or sources of information will provide an accurate assessment of included issuers or a correct valuation of securities, nor can they guarantee the availability or timeliness of the production of the Index. A failure in the management or dissemination of the Index could cause the Funds to become unable to meet their investment objectives, and may result in losses.
Interest Rate Risk (ASYMmetric Smart Income ETF only)
As interest rates rise, the value of debt securities held by the Fund is likely to decrease. Securities with longer durations tend to be more sensitive to interest rate changes, usually making their prices more volatile than those of securities with shorter durations. To the extent the Fund invests a substantial portion of its assets in debt securities with longer-term durations, rising interest rates may cause the value of the Fund’s investments to decline significantly. An increase in interest rates may lead to heightened volatility in the fixed-income markets and adversely affect the liquidity of certain fixed-income investments. In addition, decreases in fixed-income dealer market-making capacity may also potentially lead to heightened volatility and reduced liquidity in the fixed-income markets. In a low interest rate environment, the Fund’s cash and cash equivalent positions, which typically include highly rated and highly liquid debt securities, are expected to earn correspondingly low returns.
Market Disruption Risk
Geopolitical and other events, including public health crises, natural disasters and armed conflicts or war have recently led to increased market volatility and significant market losses. Significant market volatility and market downturns may limit the Fund’s ability to sell securities. Under such circumstances, the Funds may have difficulty achieving their investment objectives for one or more trading days, which may adversely impact the Funds’ returns on those days and periods inclusive of those days. Alternatively, the Funds may incur higher costs in order to achieve their investment objectives and may be forced to purchase and sell securities (including other ETFs’ shares) at market prices that do not represent their fair value (including in the case of an ETF, its net asset value) or at times that result in differences between the price the Funds receive for the security and the market closing price of the security. Under those circumstances, each Fund’s ability to track the Index is likely to be adversely affected, the market price of each Fund’s shares may reflect a greater premium or discount to net asset value, and bid-ask spreads on each Fund’s shares may widen, resulting in increased transaction costs for secondary market purchasers and sellers. Each Fund may also incur additional tracking error due to the use of other securities that are not perfectly correlated to each Fund’s Index.
U.S. Treasury Securities Risk (ASYMmetric Smart Income ETF only)
U.S. Treasury securities may differ from other securities in their interest rates, maturities, times of issuance and other characteristics. Although U.S. Treasury securities are backed by the “full faith and credit” of the United States, the U.S. Government does not guarantee the market value of these securities, and consequently, the market value of such securities may fluctuate. Similar to other issuers, changes to the financial condition or credit rating of the U.S. Government may cause the value of the Fund’s U.S. Treasury securities to decline. U.S. Treasury Securities are also subject to interest rate risk. Generally, as interest rates rise, the market value of fixed income securities tends to decrease. Conversely, as interest rates fall, the market value of fixed income securities tends to increase. This risk will be greater for long-term securities than for short-term securities.
Interruption in Trading Risk
An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may result in each Fund being unable to buy or sell certain securities or financial instruments. In such circumstances, each Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments, may incur significant tracking differences with its Index, and/or may incur substantial losses and may limit or stop purchases of each Fund.
Equity Securities Risk
Investments in publicly issued equity securities, including common stocks, are subject to market risks that may cause their prices to fluctuate over time. These fluctuations in the market price of equity securities could be caused by general stock market movements as well as volatile increases or decreases in the value of certain stocks or sectors as public confidence in
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and perceptions of certain issuers change. Fluctuations in the value of equity securities in which each Fund invests will cause the net asset value of each Fund to fluctuate.
High Portfolio Turnover Risk
At times, each Fund may have a portfolio turnover rate substantially greater than 100%. A high portfolio turnover rate would result in correspondingly greater transaction expenses, including brokerage commissions, dealer mark ups and other transaction costs, on the sale of securities and on reinvestment in other securities and may result in reduced performance and the distribution to shareholders of additional capital gains for tax purposes. These factors may negatively affect each Fund’s performance.
Market Risk
Market risks include political, regulatory, market and economic developments, including developments that impact specific economic sectors, industries or segments of the market, which may affect each Fund’s value. Turbulence in financial markets and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers worldwide, which could have an adverse effect on each Fund.
Cybersecurity Risk
Failures or breaches of the electronic systems of each Fund or its services providers may cause disruptions and negatively impact each Fund’s business operations, potentially resulting in financial losses to each Fund. While each Fund has established business continuity plans and risk management systems seeking to address system breaches or failures, these plans and systems are inherently limited. Further, cybersecurity incidents could also affect issuers of securities in which each Fund invests, leading to a significant loss of value.
Operational Risk
Each Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of each Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. Each Fund, Adviser and Subadviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.
Small-Capitalization Risk (ASYMmetric Smart Income ETF only)
The securities of small-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning smaller-capitalization companies than for larger, more established companies. Small-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs and earnings.
Mid-Capitalization Risk (ASYMmetric Smart Income ETF only)
The securities of mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of large-capitalization companies, but they may also be subject to slower growth than small-capitalization companies during times of economic expansion. The securities of mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than large capitalization stocks or the stock market as a whole, but they may also be nimbler and more responsive to new challenges than large-capitalization companies. Some mid-capitalization companies have limited product lines, markets, financial resources, and management personnel and tend to concentrate on fewer geographical markets relative to large-capitalization companies.
Large-Capitalization Investing Risk
Each Fund may invest in the securities of large-capitalization companies. As a result, each Fund’s performance may be adversely affected if securities of large-capitalization companies underperform securities of smaller-capitalization companies or the market as a whole. The securities of large-capitalization companies may be relatively mature compared to smaller companies and therefore subject to slower growth during times of economic expansion.
New Fund Risk
Each Fund is a recently organized investment company with no operating history. As a result, prospective investors have no track record or history on which to base their investment decision.
Canadian Securities Risk (ASYMmetric Smart Income ETF only)
The Canadian economy is especially dependent on the demand for, and supply of, natural resources, and the Canadian market is relatively concentrated in issuers involved in the production and distribution of natural resources. Any adverse events that affect Canada’s major industries may have a negative impact on the overall Canadian economy and the shares of the Fund. Canada is also heavily dependent on trading with key partners, including the United States, Mexico, and China. Any reduction in trading with these key partners may adversely affect the Canadian economy. Canada’s dependency on the economy of the United States, in particular, makes Canada’s economy vulnerable to political and regulatory changes affecting the United States economy.
Special Risks of Exchange-Traded Funds
Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration Risk
Each Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, shares of each Fund may trade at a material discount to NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market
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makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.
Shares of the Funds May Trade at Prices Other Than NAV
As with all ETFs, shares of each Fund may be bought and sold in the secondary market at market prices. The price of shares of each Fund, like the price of all traded securities, will be subject to factors such as supply and demand, as well as the current value of each Fund’s portfolio holdings. Although it is expected that the market price of the shares of each Fund will approximate each Fund’s NAV, there may be times when the market price of the shares is more than the NAV intra-day (premium) or less than the NAV intra-day (discount). Price differences may be due to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical, the same forces influencing the prices of each Fund’s portfolio securities. This risk is heightened in times of market volatility, periods of steep market declines, and periods when there is limited trading activity for shares in the secondary market, in which case such premiums or discounts may be significant.
Trading
Although shares of each Fund are listed for trading on a national securities exchange, such as the Exchange, and may be traded on U.S. exchanges other than the Exchange, there can be no assurance that shares of each Fund will trade with any volume, or at all, on any stock exchange. In stressed market conditions, the liquidity of shares of each Fund may begin to mirror the liquidity of each Fund’s underlying portfolio holdings, which can be significantly less liquid than shares of each Fund.
Flash Crash Risk
Sharp price declines in securities owned by each Fund may trigger trading halts, which may result in each Fund’s shares trading in the market at an increasingly large discount to NAV during part (or all) of a trading day or cause each Fund itself to halt trading.
Risk that Short Book Gains May Result in Tax Inefficiencies (ASYMmetric Smart Alpha S&P 500® ETF only)
The Fund may be able to manage realized tax gains on its Long Book positions by arranging for in-kind creation and redemption transactions to remove from its portfolio securities experiencing such gains in a tax efficient manner. However, the Fund will be unable to use the creation and redemption process to manage realized tax gains on its Short Book positions because they are not amenable to in-kind transfers. Consequently, the Fund may be compelled to recognize Short Book position gains for tax purposes unless it can offset such gains with commensurate losses on other positions in its portfolio. The inability of the Fund to offset such Short Book position gains may cause shareholders to incur income tax liabilities upon such gain recognition in a manner similar to that typically experienced by mutual fund shareholders but not by shareholders of ETFs that do not invest in Short Book positions.
ADDITIONAL RISKS OF INVESTING IN THE FUNDS
Investment Risk
An investment in each Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.
Loss Mitigation Risk
There is no guarantee that the strategy utilized by each Index will be successful in its attempt to mitigate against significant losses.
Securities Lending Risk
Securities lending involves the risk that each Fund may lose money because the borrower of the loaned securities fails to return the securities in a timely manner or at all. Each Fund could also lose money in the event of a decline in the value of collateral provided for loaned securities, a decline in the value of any investments made with cash collateral, or a “gap” between the return on cash collateral reinvestments and any fees each Fund has agreed to pay a borrower. These events could also trigger adverse tax consequences for each Fund.
Please refer to the SAI for a more complete discussion of the risks of investing in the Funds.
CONTINUOUS OFFERING
The method by which Creation Units are purchased and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by each Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act of 1933 (the “Securities Act”), may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act. For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into individual Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of Secondary Market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to categorization as an underwriter.
Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available with respect to such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary Secondary Market transactions) and thus dealing with Shares that are part of an over-allotment within the meaning of Section 4(3)(a) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery
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obligation with respect to Shares of each Fund are reminded that under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that each Fund’s prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
CREATION AND REDEMPTION OF CREATION UNITS
Each Fund issues and redeems Shares only in bundles of a specified number of Shares. These bundles are known as “Creation Units”. The number of Shares in a Creation Unit may change in the event of a share split, reverse split, or similar revaluation. Each Fund may not issue fractional Creation Units. To purchase or redeem a Creation Unit, you must be an Authorized Participant or you must do so through a broker, dealer, bank, or other entity that is an Authorized Participant. An Authorized Participant is either (1) a “Participating Party”, i.e., a broker-dealer or other participant in the clearing process of the Continuous Net Settlement System of the NSCC (“Clearing Process”), or (2) a participant of DTC (a “DTC Participant”), and, in each case, must have executed an agreement with the Distributor, and accepted by the Transfer Agent, with respect to creations and redemptions of Creation Units (each a “Participation Agreement”). Because Creation Units are likely to cost over one million dollars each, it is expected that only large institutional investors will purchase and redeem Shares directly from each Fund in the form of Creation Units. In turn, it is expected that institutional investors who purchase Creation Units will break up their Creation Units and offer and sell individual Shares in the Secondary Market. Although it is anticipated that most creation and redemption transactions for each Fund will be made on an “in-kind” basis, from time to time they may be made partially or wholly in cash. In determining whether each Fund will sell or redeem Creation Units entirely on a cash or in-kind basis (whether for a given day or a given order) the key consideration will be the benefit that would accrue to each Fund and its investors. Under certain circumstances, tax considerations may warrant in-kind, rather than cash, redemptions.
Retail investors may acquire Shares in the Secondary Market (not from each Fund) through a broker or dealer. Shares are listed on the Exchange and are publicly-traded. For information about acquiring Shares in the Secondary Market, please contact your broker or dealer. If you want to sell Shares in the Secondary Market, you must do so through your broker or dealer.
When you buy or sell Shares in the Secondary Market, your broker or dealer may charge you a commission, market premium or discount, or other transaction charge, and you may pay some or all of the spread between the bid and the offered price for each purchase or sale transaction. Unless imposed by your broker or dealer, there is no minimum dollar amount you must invest and no minimum number of Shares you must buy in the Secondary Market. In addition, because transactions in the Secondary Market occur at market prices, you may pay more than NAV when you buy Shares and receive less than NAV when you sell those Shares.
The creation and redemption processes discussed above are summarized, and such summary only applies to Shareholders who purchase or redeem Creation Units (that is, they do not relate to Shareholders who purchase or sell Shares in the Secondary Market). Authorized Participants should refer to their Participant Agreements for the precise instructions that must be followed in order to create or redeem Creation Units.
BUYING AND SELLING SHARES IN THE SECONDARY MARKET
Most investors will buy and sell Shares of each Fund in Secondary Market transactions through brokers. Shares of each Fund will be listed for trading on the Secondary Market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly-traded shares. There is no minimum investment. Although Shares are generally purchased and sold in “round lots” of 100 Shares, brokerage firms typically permit investors to purchase or sell Shares in smaller “odd lots” at no per-Share price differential. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the Secondary Market on each leg of a round trip (purchase and sale) transaction.
Share prices are reported in dollars and cents per Share. For information about buying and selling Shares in the Secondary Market, please contact your broker or dealer.
Book Entry
Shares of each Fund are held in book-entry form and no stock certificates are issued. The Depository Trust Company (“DTC”), through its nominee Cede & Co., is the record owner of all outstanding Shares.
Investors owning Shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all Shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations, and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of Shares, you are not entitled to receive physical delivery of stock certificates or to have Shares registered in your name, and you are not considered a registered owner of Shares. Therefore, to exercise any right as an owner of Shares, you must rely upon the procedures of DTC and its participants.
These procedures are the same as those that apply to any securities that you hold in book-entry or “street name” form for any publicly-traded company. Specifically, in the case of a Shareholder meeting of each Fund, DTC assigns applicable Cede & Co. voting rights to its participants that have Shares credited to their accounts on the record date, issues an omnibus proxy, and forwards the omnibus proxy to each Fund. The omnibus proxy transfers the voting authority from Cede & Co. to the DTC participant. This gives the DTC participant through whom you own Shares (namely, your broker, dealer, bank, trust company, or other nominee) authority to vote the Shares, and, in turn, the DTC participant is obligated to follow the voting instructions you provide.
MANAGEMENT
Investment Adviser. ASYMmetric ETFs, LLC (the “Adviser”), a wholly owned subsidiary of ASYMmetric Holdings, Inc., has overall responsibility for the general management and administration of each Fund, including through its oversight of the Subadviser. The Adviser selects, contracts with and compensates one or more subadvisers to manage all or a portion of each Fund’s portfolio assets. In this role, the Adviser has supervisory responsibility for managing the investment and reinvestment of each Fund’s portfolio assets through proactive oversight and monitoring of the Subadviser and each Fund, as described in further detail below. The Adviser is responsible for developing overall investment strategies for each Fund and overseeing and implementing each Fund’s investment programs and provides a variety of advisory oversight services. The Adviser also
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provides management and transition services associated with certain events that may affect each Fund such as strategy, portfolio manager, or Subadviser changes and coordinates and oversees services provided under other agreements. In addition to the Funds, the Adviser also serves as investment adviser to ASYMshares™ASYMmetric S&P 500® ETF, a separate series of the Trust.
The Adviser has ultimate responsibility to oversee the Subadviser and recommend to the Board of Trustees its hiring, termination, and replacement. In this capacity, the Adviser, among other things: (i) monitors on a daily basis the compliance of the Subadviser with the investment objectives and related policies of each Fund; (ii) monitors significant changes that may impact the Subadviser’s overall business and regularly performs due diligence reviews of the Subadviser; (iii) reviews the performance of the Subadviser; and (iv) reports periodically on such performance to the Board of Trustees. In managing each Fund, the Adviser may draw upon the research and expertise of its asset management affiliates with respect to certain portfolio securities.
For its investment advisory services to the Funds, each of the Funds pays the Adviser a unitary fee, which is calculated daily and paid monthly, at an annual rate based upon the applicable Fund’s average daily net assets as set forth in the table below:

Name of Fund	Management Fee
ASYMmetric Smart Alpha S&P 500® ETF	0.95%
ASYMmetric Smart Income ETF	0.75%
Pursuant to the Investment Advisory Agreement, as amended, (the “Investment Advisory Agreement”) between the Adviser and the Trust (entered into on behalf of each Fund), the Adviser is responsible for substantially all expenses of each Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any).
The Adviser is located at 158 East 126th Street, Suite 304, New York, NY 10035. As of January 12, 2023, the Adviser and its affiliates provided investment advisory services for assets in excess of $27.3 million. The Adviser and its affiliates trade and invest for their own accounts in the actual securities and types of securities in which each Fund may also invest, which may affect the price of such securities.
The basis for the Board of Trustees’ approval of the Funds’ Investment Advisory Agreement will be available in the Funds’ first Annual or Semi-Annual Report to Shareholders.
Subadviser. Toroso Investments, LLC, 898 N. Broadway, Suite 2, Massapequa, New York 11758, (the “Subadviser” or “Toroso”) is responsible for each Fund’s portfolio management activities, subject to oversight by the Adviser.
Pursuant to the Subadvisory Agreement, Toroso receives a subadvisory fee that is equal to the greater of (1) $20,000 per annum or (2) 0.04% per annum of the average daily net assets of each Fund on the first $500 million in assets, 0.03% on the next $500 million in assets, 0.02% on assets over $1 billion, paid monthly. The Adviser is responsible for paying the entire subadvisory fee.
The basis for the Board of Trustees’ approval of the Funds’ Subadvisory Agreements will be available in the Funds’ first Annual or Semi-Annual Report to Shareholders.
Portfolio Managers. Each of the Portfolio Managers has been a portfolio manager of each Fund since inception. The Portfolio Managers are responsible for the securities trading and related portfolio management activities on behalf of each Fund in accordance with and for the purpose of carrying out each Fund’s principal investment strategy.
Charles A. Ragauss, CFA. Mr. Ragauss serves as Portfolio Manager at Toroso. Mr. Ragauss previously served as Chief Operating Officer and in other roles at Exponential from April 2016 to September 2020. Previously, Mr. Ragauss was Assistant Vice President at Huntington National Bank, where he was Product Manager for the Huntington Funds and Huntington Strategy Shares ETFs. Mr. Ragauss attended Grand Valley State University where he received his Bachelor of Business Administration in Finance and International Business, as well as a minor in French. He is a member of both the National and West Michigan CFA societies and holds the CFA designation.
Qiao Duan, CFA. Ms. Duan serves as Portfolio Manager at Toroso focusing on strategy implementation and trade execution, having joined the firm in October 2020. From February 2017 to October 2020, she was an execution Portfolio Manager at Exponential ETFs, where she managed research and analysis relating to all Exponential ETF strategies. Ms. Duan received a Master of Science in Quantitative Finance and Risk Management from the University of Michigan in 2016 and a Bachelor of Science in Mathematics and Applied Mathematics from Xiamen University in 2014. She holds the CFA designation.
The Statement of Additional Information provides additional details about the Portfolio Managers’ compensation, other accounts managed, and ownership of securities in the Funds.
OTHER SERVICE PROVIDERS
Administrator, Fund Accountant and Transfer Agent. U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, serves as the Administrator, Fund Accountant and Transfer Agent for the Funds.
Custodian. U.S. Bank National Association, 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212, is the Custodian for the Funds..
Distributor. Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, ME 04101, is the Distributor of Creation Units for each Fund on an agency basis. The Distributor does not maintain a Secondary Market in Shares.
Independent Registered Public Accounting Firm. Cohen & Company, Ltd., 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115 serves as the Funds’ independent registered public accounting firm and is responsible for auditing the annual financial statements of the Funds.
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Legal Counsel. K&L Gates LLP, 599 Lexington Avenue, New York, New York, 10022 serves as legal counsel to the Funds.
FREQUENT TRADING
The Board has adopted a policy of not monitoring for frequent purchases and redemptions of Fund shares (“frequent trading”) that appear to attempt to take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of each Fund’s portfolio securities after the close of the primary markets for each Fund’s portfolio securities and the reflection of that change in each Fund’s NAV (“market timing”), because each Fund sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions. The Board has not adopted a policy of monitoring for other frequent trading activity because shares of each Fund are listed for trading on a national securities exchange.
DISTRIBUTION AND SERVICE PLAN
The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of the Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of the Funds’ assets, and over time these fees will increase the cost of your investment and they may cost you more than certain other types of sales charges.
DETERMINATION OF NET ASSET VALUE (NAV)
The NAV of the Shares for each Fund is equal to each Fund’s total assets minus each Fund’s total liabilities divided by the total number of Shares outstanding. Interest and investment income on the Trust’s assets accrue daily and are included in each Fund’s total assets. Expenses and fees, including investment advisory and, if applicable 12b-1 distribution fees, and any other expense not assumed by the Adviser, if any) accrue daily and are included in each Fund’s total liabilities.
In calculating NAV, each Fund’s investments are valued using market quotations when available. When market quotations are not readily available, are deemed unreliable, or do not reflect material events occurring between the close of local markets and the time of valuation, investments are valued using fair value pricing as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees. Investments that may be valued using fair value pricing include, but are not limited to: (1) securities that are not actively traded, including “restricted” securities and securities received in private placements for which there is no public market; (2) securities of an issuer that becomes bankrupt or enters into a restructuring; (3) securities whose trading has been halted or suspended; and (4) foreign securities traded on exchanges that close before each Fund’s NAV is calculated.
The frequency with which each Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which each Fund invests pursuant to its investment objective, strategies, and limitations.
Valuing any of each Fund’s investments using fair value pricing results in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in the market prices for Shares deviating from NAV. In addition, with respect to securities that are primarily listed on foreign exchanges, the value of each Fund’s portfolio securities may change on days when you will not be able to purchase or sell your Shares.
The Adviser has been designated by the Board as the valuation designee for the Funds pursuant to Rule 2a-5 under the 1940 Act. In its capacity as valuation designee, the Adviser has adopted procedures and methodologies to fair value Fund securities whose market prices are not “readily available” or are deemed to be unreliable. For example, such circumstances may arise when: (i) a security has been de-listed or has had its trading halted or suspended; (ii) a security’s primary pricing source is unable or unwilling to provide a price; (iii) a security’s primary trading market is closed during regular market hours; or (iv) a security’s value is materially affected by events occurring after the close of the security’s primary trading market. The Board has appointed the Adviser as the Funds’ valuation designee to perform all fair valuations of a Fund’s portfolio investments, subject to the Board’s oversight. Accordingly, the Adviser has established procedures for its fair valuation of the Funds’ portfolio investments. Generally, when fair valuing a security held by a Fund, the Adviser will take into account all reasonably available information that may be relevant to a particular valuation including, but not limited to, fundamental analytical data regarding the issuer, information relating to the issuer’s business, recent trades or offers of the security, general and/or specific market conditions and the specific facts giving rise to the need to fair value the security. Fair value determinations are made in good faith and in accordance with the fair value methodologies established by the Adviser. Due to the subjective and variable nature of determining the fair value of a security or other investment, there can be no assurance that the Adviser’s fair value will match or closely correlate to any market quotation that subsequently becomes available or the price quoted or published by other sources. In addition, a Fund may not be able to obtain the fair value assigned to the security upon the sale of such security.
The NAV is calculated by the Administrator and determined each Business Day as of the close of regular trading on the NYSE Arca (ordinarily 4:00 p.m. New York time). “Business Day” means any day that the Exchange is open for trading. The Exchange is open for trading Monday through Friday except for holidays. For the year 2023, such holidays are: New Year’s, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
DIVIDENDS, DISTRIBUTIONS, AND TAXES
Net Investment Income and Capital Gains
As a Shareholder, you are entitled to your share of each Fund’s distributions of net investment income and net realized capital gains on its investments. Each Fund pays out substantially all of its net earnings to its Shareholders as ‘distributions’.
Each Fund typically earns dividend income from stock and other types of ordinary income from income-producing investments (as well as new short-term capital gains). These amounts, net of expenses, are typically passed along to Shareholders as dividends from net investment income. Each Fund realizes capital gains or losses whenever it sells securities. Net capital gains (long-term capital gains in excess of short-term capital losses) are distributed to Shareholders as “capital gain distributions.”
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Distributions from the ASYMmetric Smart Alpha S&P 500® ETF’s net investment income, if any, are normally declared and paid annually to you. Any net capital gain realized by the Fund are normally declared and paid annually.
Distributions from the ASYMmetric Smart Income ETF’s net investment income, if any, are normally declared and paid quarterly to you. Any net capital gain realized by the Fund are normally declared and paid annually.
The amount of distributions may vary and there can be no guarantee that each Fund will pay dividends of investment income in any given quarter. Dividends also may be declared and paid more frequently to comply with the distribution requirements of the Code. In addition, each Fund may determine to distribute at least annually amounts representing the full dividend yield net of expenses on securities held by each Fund, as if each Fund owned the securities for the entire dividend period, in which case some portion of each distribution may result in a return of capital. You will be notified regarding the portion of the distribution that represents a return of capital. A return of capital is not taxable, but reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
Distributions in cash may be reinvested automatically in additional Shares of each Fund only if the broker through which you purchased Shares makes such option available.
Federal Income Taxes
The following is a summary of the material U.S. federal income tax considerations applicable to an investment in Shares of each Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a Shareholder holds Shares as capital assets within the meaning of the Code and does not hold Shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in Shares of a Fund to Shareholders holding Shares through a partnership (or other pass-through entity) or to Shareholders subject to special tax rules. Prospective shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local, and foreign tax consequences of investing in Shares based on their particular circumstances.
Neither Fund has requested nor will it request an advance ruling from the Internal Revenue Service (the “IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.
Tax Treatment of the Funds
Each Fund intends to qualify and elect to be treated as a “regulated investment company” under the Code. To qualify and maintain its tax status as a regulated investment company, each Fund must annually meet certain income and asset diversification requirements and must distribute annually at least the sum of 90% of its “investment company taxable income” (which includes dividends, interest, and net short-term capital gains) and 90% of its net exempt interest income.
As a regulated investment company, each Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its Shareholders. If a Fund fails to qualify as a regulated investment company for any year (subject to certain curative measures allowed by the Code) the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its Shareholders. In addition, distributions will be taxable to Shareholders generally as ordinary dividends to the extent of a Fund’s current and accumulated earnings and profits, possibly eligible for, (i) in the case of an individual Shareholder, treatment as qualified dividend income subject to tax at preferential rates or, (ii) in the case of a corporate Shareholder, a dividend received deduction.
A Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if a Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include in income each year a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, a Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, a Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. A Fund may realize gains or losses from such sales, in which event its Shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
A Fund will be subject to a 4% excise tax on certain undistributed income if the Fund does not distribute to its Shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, as well as 100% of any previously undistributed income from prior years. Each Fund intends to make distributions necessary to avoid the 4% excise tax.
Tax Treatment of the Shareholders
Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are re-invested in Shares. However, any Fund distribution declared in October, November, or December of any calendar year and payable to Shareholders of record on a specified date during such month will be deemed to have been received by each Shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.
Distributions of a Fund’s net investment income (except, as discussed below, qualifying dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of a Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of a Shareholder’s holding period in the Shares. Distributions of qualifying dividend income are taxable as long-term capital gain to an individual Shareholder to the extent of the Fund’s current or accumulated earnings and profits, provided that the Shareholder meets certain holding period and other requirements with respect to its Shares and the Fund meets certain holding period and other requirements with respect to its dividend-paying stocks.
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Each Fund intends to distribute its long-term capital gains at least annually. However, by providing written notice to its Shareholders no later than 60 days after its year-end, a Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution”. In that event, the Fund pays income tax on the retained long-term capital gain, and each Shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, each Shareholder can claim a refundable tax credit for the Shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Shares by an amount equal to the Shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the Shareholder’s tax credit.
Long-term capital gains of non-corporate Shareholders (i.e., individuals, trusts, and estates) are taxed at a maximum rate of 20%.
In addition, high-income individuals (and certain other trusts and estates) are subject to a 3.8% Medicare contribution tax on net investment income (which generally includes all Fund distributions and gains from the sale of Shares) in addition to otherwise applicable federal income tax. Please consult your tax adviser regarding this tax.
Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).
(ASYMmetric Smart Income ETF only) The Fund may invest in REITs. The Tax Cuts and Jobs Act treats “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Treasury Regulations provide that distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
Sales of Shares. Any capital gain or loss realized upon a sale of Shares is treated generally as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to the Shares.
Creation Unit Issues and Redemptions. On an issue of Shares of a Fund as part of a Creation Unit where the creation is conducted in-kind, an Authorized Participant recognizes capital gain or loss equal to the difference between (1) the fair market value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (2) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit where the redemption is conducted in-kind, an Authorized Participant recognizes capital gain or loss equal to the difference between (1) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (2) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on creation or redemption of Creation Units cannot be deducted currently.
In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.
Back-Up Withholding. A Fund or applicable intermediary (such as a broker) may be required to report certain information on a Shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 24% rate from all taxable distributions and redemption proceeds payable to the Shareholder if the Shareholder fails to provide the Fund or applicable intermediary (such as a broker) with a correct taxpayer identification number (in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN or W-8BEN-E, as applicable, in the case of a foreign Shareholder) or if the IRS notifies the Fund or intermediary hat the Shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Shareholder’s federal income tax liability.
Special Issues for Foreign Shareholders. If a Shareholder is not a U.S. citizen or resident or if a Shareholder is a foreign entity, a Fund’s ordinary income dividends (including distributions of amounts that would not be subject to U.S. withholding tax if paid directly to foreign Shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However, interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign Shareholder furnishes the Fund or applicable intermediary with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the Shareholder’s status as foreign and the Fund or applicable intermediary does not have actual knowledge or reason to know that the foreign Shareholder would be subject to withholding tax if the foreign Shareholder were to receive the related amounts directly rather than as dividends from each Fund.
The Foreign Account Tax Compliance Act (FATCA) subjects certain foreign Shareholders to U.S. withholding tax of 30% on all U.S. source income (including all dividends from a Fund), unless they comply with certain reporting requirements. Complying with such requirements will require the Shareholder to provide and certify certain information about itself and (where applicable) its beneficial owners, and foreign financial institutions generally will be required to enter in an agreement with the U.S. Internal Revenue Service or a tax authority in the institution’s own country to provide certain information regarding such Shareholder’s account holders. Please consult your tax adviser regarding this tax.
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To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through back-up withholding, a foreign Shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign Shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.
For a more detailed tax discussion regarding an investment in each Fund, please see the section of the SAI entitled “Taxation.”
CODES OF ETHICS
The Trust and the Adviser and Subadviser each have adopted a code of ethics under Rule 17j-1 of the 1940 Act that is designed to prevent affiliated persons of the Trust, Adviser and Subadviser from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by each Fund (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities. The codes permit personnel subject to them to invest in securities, including securities that may be held or purchased by each Fund. The codes are on file with the SEC and are available to the public.
PORTFOLIO HOLDINGS INFORMATION
A description of the Trust’s policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ Statement of Additional Information (“SAI”). Each Fund discloses its portfolio holdings daily at www.asymshares.com. Fund fact sheets provide information regarding each Fund’s top holdings and may be requested by calling 1-866-ASYM777 (1-866-279-6777).
HOUSEHOLDING
It is the policy of the Funds to mail only one copy of the prospectus, annual report, semi-annual report and proxy statements to all shareholders who share the same mailing address and share the same last name. You are deemed to consent to this policy unless you specifically revoke this policy and request that separate copies of such documents be mailed to you. In such case, you will begin to receive your own copies within 30 days after our receipt of the revocation. You may request that separate copies of these disclosure documents be mailed to you by writing to us at: ASYMmetric ETFs Trust, c/o ASYMmetric ETFs, LLC 158 East 126th Street, Suite 304, New York, NY 10035.
INDEX PROVIDER AND DISCLAIMERS
ASYMmetric Investment Solutions, LLC, a wholly owned subsidiary of ASYMmetric Holdings, Inc., and affiliate of the Adviser, is the Index Provider for the Trust (the “Index Provider”). The Index Provider has entered into an index licensing agreement with the Adviser to allow the Adviser’s use of each Index for the operation of each Fund. The Adviser has entered into a sub-licensing agreement with the Trust to allow each Fund to utilize its Index.
The Index Provider has entered into an agreement with Solactive AG to calculate, publish and disseminate each Index. Each Fund is not sponsored, promoted, sold or supported in any other manner by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using each Index and/or Index trade mark or the Index Price at any time or in any other respect. Solactive AG uses its best efforts to ensure that each Index is calculated correctly. Irrespective of its obligations towards the Adviser, Solactive AG has no obligation to point out errors in each Index to third parties including but not limited to investors and/or financial intermediaries of each Fund. Neither publication of each Index by Solactive AG nor the licensing of each Index or Index trade mark for the purpose of use in connection with each Fund constitutes a recommendation by Solactive AG to invest capital in said Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in the Funds.
The Adviser does not guarantee the accuracy or the completeness of any Index or any data included therein and the Adviser shall have no liability for any errors, omissions or interruptions therein. The Adviser makes no warranty, express or implied, to the owners of shares of the Funds or to any other person or entity, as to results to be obtained by the Funds from the use of an Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to an Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.
FINANCIAL HIGHLIGHTS
Financial information is not available because the Funds have not commenced operations prior to the date of this Prospectus.
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PRIVACY POLICY
The Trust is committed to respecting the privacy of personal information you entrust to us in the course of doing business with us.
Each Fund collects non-public information about you from the following sources:
●      Information we receive about you on applications or other forms;
●      Information you give us orally; and/or
●      Information about your transactions with us or others.
We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic, and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.
In the event that you hold Shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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FOR MORE INFORMATION
If you would like more information about the Trust, each Fund, and the Shares, the following documents are available free upon request:
Statement of Additional Information
The SAI provides additional details about the investments and techniques of each Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.
Annual and Semi-Annual Reports
Additional information about each Fund can be found in the annual and semi-annual reports to shareholders. The annual report explains the market conditions and investment strategies affecting each Fund’s performance during the preceding fiscal year.
The SAI and Shareholder Reports will be available free of charge on the Funds’ website at www.asymshares.com. Information regarding each Fund’s NAV, market price, premiums and discounts, and bid-ask spreads will be available on such Fund’s website.
Paper copies of the Funds’ shareholder reports will not be sent by mail, as you may be accustomed to. Instead, the reports will be made available at the Funds’ website and you will be notified and provided with a link each time a report is posted to the website. However, you may request to receive paper reports from the Funds or from your financial intermediary, free of charge, at any time.
You can obtain a free copy of the SAI and Shareholder Reports, request other information, or make general inquiries about the Funds by calling the Funds (toll-free) at 1-866-ASYM777 (1-866-279-6777) or by writing to:
ASYMmetric ETFs Trust
c/o ASYMmetric ETFs, LLC
158 East 126th Street, Suite 304
New York, NY 10035
Website: www.asymshares.com
You may review and copy information about the Funds, including the SAI and Shareholder Reports, by:

●	Accessing the SEC’s EDGAR database on the SEC’s website at http://www.sec.gov;

●	Electronic request, after paying a duplicating fee, at the following e-mail address: publicinfo@sec.gov

No person is authorized to give any information or to make any representations about the Funds and Shares not contained in this Prospectus and you should not rely on any other information. This Prospectus does not constitute an offering by the Funds in any jurisdiction where such an offering is not lawful. Read and keep the Prospectus for future reference.

The Trust may enter into contractual arrangements with various parties, including among others, the Funds’ investment adviser, distributor, custodian, and transfer agent who provide services to the Funds. Shareholders are not parties to any such contractual arrangements or intended beneficiaries of those contractual arrangements, and those contractual arrangements are not intended to create in any shareholder any right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the Trust.
This Prospectus provides information concerning the Funds that you should consider in determining whether to purchase Shares. Neither this Prospectus nor the SAI is intended, or should be read, to be or give rise to an agreement or contract between the Trust or the Funds and any investor, or to give rise to any rights in any shareholder or other person other than any rights under federal or state law that may not be waived.
The Trust’s Investment Company Act file number is 811-23622

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ASYMmetric ETFs Trust
Statement of Additional Information

ASYMmetric Smart Alpha S&P 500® ETF (ZSPY)
ASYMmetric Smart Income ETF (MORE)

Upon commencement of operations, the shares will be listed on NYSE Arca, Inc.
January 27, 2023
This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the current prospectus dated January 27, 2023 (“Prospectus”) for the ASYMmetric Smart Alpha S&P 500® ETF and ASYMmetric Smart Income ETF (each, the “Fund,” and collectively, the “Funds”), each a series of ASYMmetric ETFs Trust (the “Trust”), as it may be revised from time to time. The Funds’ Prospectus is incorporated by reference into this SAI.
Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.
The Funds’ audited financial statements for the most recent fiscal year (when available) are incorporated into this SAI by reference to the Funds’ most recent Annual Report to Shareholders. A copy of the Funds’ Prospectus, annual report and semi-annual report may be obtained, without charge, by calling 1-866-ASYM777 (1-866-279-6777).

ASYM®, ASYMshares™, ASYMshares MAKE SENSE and Design™, ASYMmetric ETFs™, ASYMmetric Risk Management Technology™, and PriceVol™ are trademarks of ASYMmetric Investment Solutions, LLC

TABLE OF CONTENTS

GENERAL DESCRIPTION OF THE TRUST AND THE FUNDS
The Trust was organized as a Delaware statutory trust on August 7, 2020 and is authorized to have multiple series or portfolios. The Trust is an open-end management investment company registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). The offering of the Trust’s shares is registered under the Securities Act of 1933, as amended (the “1933 Act”). This SAI relates to the ASYMmetric Smart Alpha S&P 500® ETF and ASYMmetric Smart Income ETF (each, a “Fund”, and collectively, the “Funds”), each a diversified series of the Trust. The shares of the Funds are referred to herein as “Shares.” The Trust also has another Fund, the ASYMshares™ASYMmetric S&P 500® ETF (ASPY), which is not covered as part of this SAI.
ASYMmetric ETFs, LLC (the “Adviser”) serves as the investment adviser to the Funds, and Toroso Investments, LLC (the “Subadviser”) serves as the investment subadviser to the Funds. The ASYMmetric Smart Alpha S&P 500® ETF generally seeks to track the investment results (before fees and expenses) of the ASYMmetric Smart Alpha 500 Index, and the ASYMmetric Smart Income ETF generally seeks to track the investment results (before fees and expenses) of the ASYMmetric Smart Income Index (each, the “Index”, and collectively, the “Indexes”).
The Shares of the Funds will trade on NYSE Arca, Inc. (the “Exchange”). Shares will trade on the Exchange at market prices that may be below, at, or above the net asset value (“NAV”) of the Shares. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if (i) following the initial 12-month period beginning at the commencement of trading of a Fund, there are fewer than 50 beneficial owners of the Shares of the Fund; (ii) a Fund is no longer eligible to rely on Rule 6c-11 under the 1940 Act; (iii) a Fund no longer complies with the requirements set forth in NYSE Arca Rule 5.2-E(j)(8); or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of such Fund.
As is the case with other listed securities, when Shares of a Fund are bought or sold through a broker, an investor may incur a brokerage commission determined by that broker, as well as other charges.
Each Fund offers and issues Shares at NAV only in aggregations of a specified number of Shares (each, a “Creation Unit” or a “Creation Unit Aggregation”), generally in exchange for a basket of “in-kind” securities and portfolio component cash specified by the Adviser (“Deposit Securities”), together with the deposit of a specified cash payment (“Cash Component”). Shares are redeemable only in Creation Unit Aggregations and, generally, in exchange for Deposit Securities and a Cash Component. Creation Units are aggregations of Shares of the Funds. In the event of the liquidation of the Funds, the Trust may lower the number of Shares in a Creation Unit.
Each Fund presently, primarily creates and redeems Shares “in-kind.” The Trust reserves the right to offer a “cash” option for creations and redemptions of Shares. When, in the sole discretion of the Trust or the Adviser cash purchases of Creation Unit Aggregations of Shares are available or specified for the Funds, such purchases shall be effected in essentially the same manner as in-kind purchases thereof. In the case of a cash purchase, the Authorized Participant (as defined below) must pay the cash equivalent of the Deposit Securities it would otherwise be required to provide through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser. In addition, to offset brokerage and other costs associated with using cash to purchase the requisite Deposit Securities, the Authorized Participant must pay the Transaction Fees required by the Funds, as applicable. Shares may be issued in advance of the receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 110% of the market value of the missing Deposit Securities. In all cases, such fees will be limited in accordance with the requirements of the Securities and Exchange Commission (“SEC”) applicable to management investment companies offering redeemable securities.
INVESTMENT STRATEGIES AND RISKS
A discussion of the risks associated with an investment in each Fund is contained in the Funds’ Prospectus under the headings “Principal Investment Risks,” “Description of Principal Risks of the Funds” and “Additional Risks of Investing in the Funds.” The discussion below supplements, and should be read in conjunction with, such sections of the Funds’ Prospectus.
An investment in the Funds should be made with an understanding that the value of each Fund’s portfolio securities may fluctuate in accordance with changes in the financial condition of the issuers of the portfolio securities, the value of preferred or common stocks in general, and other factors that affect the market.
General
Each Fund seeks to achieve its objective by investing primarily in securities issued by issuers that comprise its relevant Index and through transactions that provide substantially similar exposure to securities in each Index. Each Fund operates as an index fund and is not actively managed. Adverse performance of a security in each Fund’s portfolio will ordinarily not result in the elimination of the security from each Fund’s portfolio. Further, each Fund may use custom baskets to achieve its investment objective.
Each Fund intends to fully replicate each Index. At times, each Fund may gain exposure to only a representative sample of the securities in its Index that have aggregate characteristics similar to those of its Index. “Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The securities selected are expected to have, in the aggregate, investment characteristics (based on factors such as market capitalization, volatility, and industry weightings), fundamental characteristics (such as return variability, duration, maturity, credit ratings and yield) and liquidity measures similar to those of an applicable underlying index. Each Fund may or may not hold all of the securities in its Index.
Future Developments. The Board of Trustees of the Trust (the “Board”) may, in the future, authorize each Fund to invest in securities contracts and investments other than those listed in this SAI and in the applicable Prospectus, provided they are consistent with each Fund’s investment objective and do not violate any of its investment restrictions or policies.
Borrowing. Each Fund is authorized to borrow money from time to time for temporary, extraordinary or emergency purposes or for clearance of transactions, and not for the purpose of leveraging its investments, in amounts not to exceed at any time 33 1/3% of the value of its total assets at the time of such borrowings, as allowed under the 1940 Act. Under normal market conditions, any borrowing by each Fund will not exceed 10% of each Fund’s net assets; however, each Fund generally does not intend to borrow money.
The purchase of securities while borrowings are outstanding may have the effect of leveraging each Fund. The incurrence of leverage increases each Fund’s exposure to risk, and borrowed funds are subject to interest costs that will reduce net income. Purchasing securities while borrowings are outstanding creates special risks, such as the potential for greater volatility in the net asset value of each Fund’s shares and in the yield on each Fund’s portfolio. In addition, the interest expenses from borrowings may exceed the income generated by each Fund’s portfolio and, therefore, the amount available (if any) for distribution to shareholders as dividends may be reduced. The Adviser may determine to maintain outstanding borrowings if it expects that the benefits to each Fund’s shareholders will outweigh the current reduced return. Borrowing may cause each Fund to liquidate positions when it may not be advantageous to do so to satisfy its obligations.
Certain types of borrowings by each Fund must be made from a bank or may result in each Fund being subject to covenants in credit agreements relating to asset coverage, portfolio composition requirements and other matters. It is not anticipated that observance of such covenants would impede the Adviser’s management of each Fund’s portfolio in accordance with each Fund’s investment objectives and policies. However, a breach of any such covenants not cured within the specified cure period may result in acceleration of outstanding indebtedness and require each Fund to dispose of portfolio investments at a time when it may be disadvantageous to do so.
Cash Transactions Risk. Each Fund currently intends to effect creation and redemptions “in-kind,” although the Trust reserves the right to require creations and redemption be effected in whole or in part for cash. To the extent creations and redemptions are effected in cash, each Fund may be less tax-efficient than an investment in an ETF that does not elect to effect all creations and redemptions principally for cash. ETFs generally are able to make in-kind redemptions and generally are not taxed on any gains on holdings that are distributed as part of an in-kind redemption.
Cybersecurity Risk. With the increased use of technologies such as the Internet to conduct business, each Fund is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches suffered by The adviser, distributor, and other service providers (including, but not limited to, Fund accountants, custodians, transfer agents, and administrators), market makers, Authorized Participants and the issuers of securities in which each Fund invests have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with each Fund’s ability to calculate its NAV, impediments to trading, the inability of the shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While each Fund has established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, each Fund cannot control the cyber security plans and systems put in place by service providers to each Fund and issuers in which each Fund invests, market makers, or Authorized Participants. Each Fund and its shareholders could be negatively impacted as a result of any cyber incidents impacting such parties.
Derivatives (ASYMmetric Smart Alpha S&P 500® ETF only). A derivative is a financial contract, the value of which depends on, or is derived from, the value of an underlying asset, such as a security, a currency or an index (a measure of value, such as the S&P 500®). The Fund may invest in stock index futures contracts. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligations. Derivatives generally involve the incurrence of leverage.
When a derivative is used as a hedge against a position that the Fund holds or is committed to purchase, any loss generated by the derivative generally should be substantially offset by gains on the hedged investment, and vice versa. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains, and in some cases, hedging can cause losses that are not offset by gains, and the Fund will recognize losses on both the investment and the hedge. Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions, which entail additional transaction costs, will be effective.
Derivatives Regulation (ASYMmetric Smart Alpha S&P 500® ETF only). The CFTC subjects advisers to registered investment companies to regulation by the CFTC if a fund that is advised by the adviser either (i) invests, directly or indirectly, more than a prescribed level of its liquidation value in CFTC-regulated futures, options and swaps (“CFTC Derivatives”), or (ii) markets itself as providing investment exposure to such instruments. The CFTC also subjects advisers to registered investment companies to regulation by the CFTC if the registered investment company invests in one or more commodity pools. To the extent the Fund uses CFTC Derivatives, it intends to do so below such prescribed levels and intends not to market itself as a “commodity pool” or a vehicle for trading such instruments. The Fund is not permitted to invest in commodities or commodity derivatives.
Derivative contracts, including, without limitation, futures, swaps, currency forwards, and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) in the U.S. and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Swaps, non-deliverable forwards and certain other derivatives traded in the OTC market became subject to variation margin requirements on March 1, 2017 and will be subject to phase-in requirements with respect to initial margin, which phase-in period continued through 2020. Implementation of the margining and other provisions of the Dodd-Frank Act regarding clearing, mandatory trading, reporting and documentation of swaps and other derivatives have impacted and may continue to impact the costs to the Fund of trading these instruments and, as a result, may affect returns to investors in the Fund.
Rule 18f-4 under the Investment Company Act of 1940. Rule 18f-4 under the Investment Company Act provides a comprehensive regulatory framework for the use of derivatives by registered investment companies, such as the ASYMmetric

Smart Alpha S&P 500® ETF, and imposes new requirements and restrictions on funds using derivatives. Rule 18f-4 requires funds that invest in derivatives above a specified amount to adopt and implement a derivatives risk management program (“DRMP”) administered by a derivatives risk manager that is appointed by and overseen by the fund’s board of trustees, and to comply with an outer limit on fund leverage risk based on value at risk, or “VaR.” Funds that use derivative instruments in a limited amount are considered “limited derivatives users,” as defined by Rule 18f-4, will not be subject to the full requirements of Rule 18f-4, but will have to adopt and implement policies and procedures reasonably designed to manage the fund’s derivatives risk. Funds will be subject to reporting and recordkeeping requirements regarding their derivatives use. In addition, Rule 18f-4 provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements. Specifically, a fund may elect whether to treat reverse repurchase agreements and similar financing transactions as “derivatives transactions” subject to the requirements of Rule 18f-4 or as senior securities equivalent to bank borrowings for purposes of Section 18 of the Investment Company Act. Repurchase agreements are not subject to Rule 18f-4 but are still subject to other provisions of the Investment Company Act.
Under Rule 18f-4, “derivatives transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which a Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if a Fund elects to treat these transactions as derivatives transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.
The ASYMmetric Smart Alpha S&P 500® ETF has established a DRMP and appointed a derivatives risk manager to administer the DRMP, consistent with Rule 18f-4. The requirements of Rule 18f-4 may limit a Fund’s ability to engage in derivatives transactions as part of its investment strategies. These requirements may also increase the cost of a Fund’s investments and cost of doing business, which could adversely affect the value of a Fund’s investments or the performance of a Fund. The rule also may not be effective to limit a Fund’s risk of loss. In particular, measurements of VaR rely on historical data and may not accurately measure the degree of risk reflected in a Fund’s derivatives or other investments. There may be additional regulation of the use of derivatives by registered investment companies, such as the ASYMmetric Smart Alpha S&P 500® ETF, which could significantly affect their use. Additional regulation of derivatives may make them more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.
Diversification Status
Each Fund is considered a diversified investment company:
A fund classified as “diversified” under the 1940 Act may not purchase securities of an issuer (other than (i) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities and (ii) securities of other investment companies) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.
A “non-diversified” fund is a fund that is not limited by the 1940 Act with regard to the percentage of its assets that may be invested in the securities of a single issuer. The securities of a particular issuer (or securities of issuers in particular industries) may constitute a significant percentage of the underlying index of such a fund and, consequently, the fund’s investment portfolio. This may adversely affect a fund’s performance or subject the fund’s shares to greater price volatility than that experienced by more diversified investment companies.
Each Fund (whether diversified or non-diversified) intends to maintain the required level of diversification and otherwise conduct its operations so as to qualify as a regulated investment company (“RIC”) for purposes of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and to relieve each Fund of any liability for U.S. federal income tax to the extent that its earnings are distributed to shareholders, provided that each Fund satisfies a minimum distribution requirement. Compliance with the diversification requirements of the Internal Revenue Code may limit the investment flexibility of each Fund and may make it less likely that each Fund will meet its investment objective.
Dividend Risk. There is no guarantee that issuers of the stocks held by each Fund will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.
Equity Securities. Equity securities, such as the common stocks of an issuer, are subject to stock market fluctuations and therefore may experience volatile changes in value as market conditions, consumer sentiment or the financial condition of the issuers change. A decrease in value of the equity securities in a Fund’s portfolio may also cause the value of the Fund’s Shares to decline.
An investment in the Funds should be made with an understanding of the risks inherent in an investment in equity securities, including the risk that the financial condition of issuers may become impaired or that the general condition of the stock market may deteriorate (either of which may cause a decrease in the value of a Fund’s portfolio securities and therefore a decrease in the value of Shares). Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence and perceptions change. These investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic, public health, or banking crises.
Holders of common stocks incur more risk than holders of preferred stocks and debt obligations because common stockholders, as owners of the issuer, generally have inferior rights to receive payments from the issuer in comparison with the rights of creditors or holders of debt obligations or preferred stocks. Further, unlike debt securities, which typically have a stated principal amount payable at maturity (whose value, however, is subject to market fluctuations prior thereto), or preferred stocks, which typically have a liquidation preference and which may have stated optional or mandatory redemption provisions, common stocks have neither a fixed principal amount nor a maturity. Common stock values are subject to market fluctuations as long as the common stock remains outstanding.

When-Issued Securities: A when-issued security is one whose terms are available and for which a market exists, but which has not been issued. When a Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, a Fund may miss the opportunity to obtain the security at a favorable price or yield.
When purchasing a security on a when-issued basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because a Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.
Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership. A Fund will segregate cash or liquid securities equal in value to commitments for the when-issued transactions. A Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.
Types of Equity Securities:
Common Stocks — Common stocks represent units of ownership in a company. Common stocks usually carry voting rights and earn dividends. Unlike preferred stocks, which are described below, dividends on common stocks are not fixed but are declared at the discretion of the company’s board of directors.
Preferred Stocks — Preferred stocks are also units of ownership in a company. Preferred stocks normally have preference over common stock in the payment of dividends and the liquidation of the company. However, in all other respects, preferred stocks are subordinated to the liabilities of the issuer. Unlike common stocks, preferred stocks are generally not entitled to vote on corporate matters. Types of preferred stocks include adjustable-rate preferred stock, fixed dividend preferred stock, perpetual preferred stock, and sinking fund preferred stock.
Generally, the market values of preferred stock with a fixed dividend rate and no conversion element vary inversely with interest rates and perceived credit risk.
Rights and Warrants — A right is a privilege granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued. Rights normally have a short life of usually two to four weeks, are freely transferable and entitle the holder to buy the new common stock at a lower price than the public offering price. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy proportionate amount of common stock at a specified price. Warrants are freely transferable and are traded on major exchanges. Unlike rights, warrants normally have a life that is measured in years and entitles the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Corporations often issue warrants to make the accompanying debt security more attractive.
An investment in warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. Investing in rights and warrants increases the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities.
Large-Capitalization Companies — Large-capitalization companies may be less able than smaller capitalization companies to adapt to changing market conditions. Large-capitalization companies may be more mature and subject to more limited growth potential compared with smaller capitalization companies. Over certain periods, the performance of large-capitalization companies has trailed the performance of overall markets.
Medium-Sized Companies (ASYMmetric Smart Income ETF only) — Investors in medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their medium size, limited markets and financial resources, narrow product lines and frequent lack of management depth. The securities of medium-sized companies are often traded in the over-the-counter market and might not be traded in volumes typical of securities traded on a national securities exchange. Thus, the securities of medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.
Smaller Companies (ASYMmetric Smart Income ETF only) — The securities of small- and mid-capitalization companies may be more vulnerable to adverse issuer, market, political, or economic developments than securities of larger-capitalization companies. The securities of small- and mid-capitalization companies generally trade in lower volumes and are subject to greater and more unpredictable price changes than larger capitalization stocks or the stock market as a whole. Some small- or mid-capitalization companies have limited product lines, markets, and financial and managerial resources and tend to concentrate on fewer geographical markets relative to larger capitalization companies. There is typically less publicly available information concerning small- and mid-capitalization companies than for larger, more established companies. Small- and mid-capitalization companies also may be particularly sensitive to changes in interest rates, government regulation, borrowing costs, and earnings.
Equity Options (ASYMmetric Smart Alpha S&P 500® ETF only). The Fund may write call options on stocks and stock indices if the calls are “covered” throughout the life of the option. A call is “covered” if the Fund owns the optioned securities. See below for additional ways a call can be covered. When the Fund writes a call, it receives a premium and give the purchaser the right to buy the underlying security at any time during the call period at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund will forgo any gain from an increase in the market price of the underlying security over the exercise price.
The Fund may purchase a call on securities to effect a “closing purchase transaction,” which is the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Fund on which it wishes to terminate its obligation. If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the call previously written by the Fund expires (or until the call is exercised and the Fund delivers the underlying security).

The Fund may also write and purchase put options (“puts”). When the Fund writes a put, it receives a premium and gives the purchaser of the put the right to sell the underlying security to the Fund at the exercise price at any time during the option period. When the Fund purchases a put, it pays a premium in return for the right to sell the underlying security at the exercise price at any time during the option period. If any put is not exercised or sold, it will become worthless on its expiration date.
Purchasing Put and Call Options. When a Fund purchases a put option, it buys the right to sell the instrument underlying the option at a fixed strike price. In return for this right, a Fund pays the current market price for the option (known as the “option premium”). A Fund may purchase put options to offset or hedge against a decline in the market value of its securities (“protective puts”) or to benefit from a decline in the price of securities that it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to cover the premium and transaction costs. However, if the price of the underlying instrument does not fall enough to offset the cost of purchasing the option, a put buyer would lose the premium and related transaction costs.
Call options are similar to put options, except that the Fund obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. The Fund would normally purchase call options in anticipation of an increase in the market value of securities it owns or wants to buy. Each Fund would ordinarily realize a gain if, during the option period, the value of the underlying instrument exceeded the exercise price plus the premium paid and related transaction costs. Otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.
The purchaser of an option may terminate its position by:
Allowing it to expire and losing its entire premium; exercising the option and either selling (in the case of a put option) or buying (in the case of a call option) the underlying instrument at the strike price; or closing it out in the secondary market at its current price.
Selling (Writing) Put and Call Options. When the Fund writes a call option it assumes an obligation to sell specified securities to the holder of the option at a specified price if the option is exercised at any time before the expiration date. Similarly, when the Fund writes a put option it assumes an obligation to purchase specified securities from the option holder at a specified price if the option is exercised at any time before the expiration date. The Fund may terminate its position in an exchange-traded put option before exercise by buying an option identical to the one it has written. Similarly, it may cancel an over-the-counter option by entering into an offsetting transaction with the counter-party to the option.
The Fund may try to hedge against an increase in the value of securities it would like to acquire by writing a put option on those securities. If a security’s price rises, the Fund would expect the put option to expire and the premium it received to offset the increase in the security’s value. If a security’s price remains the same over time, the Fund would hope to profit by closing out the put option at a lower price. If a security’s price falls, the Fund may lose an amount of money equal to the difference between the value of the security and the premium it received. Writing covered put options may deprive the Fund of the opportunity to profit from a decrease in the market prices of the securities it would like to acquire.
The characteristics of writing call options are similar to those of writing put options, except that call writers expect to profit if prices remain the same or fall. The Fund could try to hedge against a decline in the value of securities it already owns by writing a call option. If the price of that security falls as expected, the Fund would expect the option expire and the premium it received to offset the decline of the security’s value. However, the Fund must be prepared to deliver the underlying instrument in return for the strike price, which may deprive it of the opportunity to profit from an increase in the market price of the securities it holds.
The Fund is permitted only to write covered options. The Fund can cover a call option by owning:
The underlying security (or securities convertible into the underlying security without additional consideration), index, interest rate or futures contract; a call option on the same security or index with the same or lesser exercise price; a call option on the same security or index with a greater exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; cash or liquid securities equal to at least the market value of the optioned securities, interest rate or futures contract; or in the case of an index, securities whose price movements correlate to the movements of the index.
The Fund can cover a put option by:
Purchasing a put option on the same security, index, interest rate or futures contract with the same or greater exercise price; purchasing a put option on the same security, index, interest rate or futures contract with a lesser exercise price and segregating cash or liquid securities in an amount equal to the difference between the exercise prices; or maintaining the entire exercise price in liquid securities.
Options on Securities Indices. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market, rather than price fluctuations in a single security.
Options on Futures. An option on a futures contract provides the holder with the right to buy a futures contract (in the case of a call option) or sell a futures contract (in the case of a put option) at a fixed time and price. Upon exercise of the option by the holder, the contract market clearing house establishes a corresponding short position for the writer of the option (in the case of a call option) or a corresponding long position (in the case of a put option). If the option is exercised, the parties will be subject to the futures contracts. In addition, the writer of an option on a futures contract is subject to initial and variation margin requirements on the option position. Options on futures contracts are traded on the same contract market as the underlying futures contract.
The buyer or seller of an option on a futures contract may terminate the option early by purchasing or selling an option of the same series (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the trader’s profit or loss on the transaction.
The Fund may purchase put and call options on futures contracts instead of selling or buying futures contracts. The Fund may buy a put option on a futures contract for the same reason it would sell a futures contract. It also may purchase such put options in order to hedge a long position in the underlying futures contract. The Fund may buy call options on futures contracts for the same purpose as the actual purchase of the futures contracts, such as in anticipation of favorable market conditions.
The Fund may write a call option on a futures contract to hedge against a decline in the prices of the instrument underlying the futures contracts. If the price of the futures contract at expiration were below the exercise price, the Fund would retain the option premium, which would offset, in part, any decline in the value of its assets.
The writing of a put option on a futures contract is similar to the purchase of the futures contracts, except that, if the market price declines, the Fund would pay more than the market price for the underlying instrument. The premium received on the sale of the put option, less any transaction costs, would reduce the net cost to the Fund.
Combined Positions. The Fund may purchase and write options in combination with each other, or in combination with futures or forward contracts, to adjust the risk and return characteristics of the overall position. For example, the Fund could construct a combined position whose risk and return characteristics are similar to selling a futures contract by purchasing a put option and writing a call option on the same underlying instrument. Alternatively, the Fund could write a call option at one strike price and buy a call option at a lower price to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.
Caps and Floors. The Fund may enter cap and floor agreements. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.
Risks of Derivatives. While transactions in derivatives may reduce certain risks, these transactions themselves entail certain other risks. For example, unanticipated changes in interest rates, securities prices or currency exchange rates may result in poorer overall performance of the Fund than if it had not entered into any derivatives transactions. Derivatives may magnify the Fund’s gains or losses, causing it to make or lose substantially more than it invested.
When used for hedging purposes, increases in the value of the securities a Fund holds or intends to acquire should offset any losses incurred with a derivative. Purchasing derivatives for purposes other than hedging could expose a Fund to greater risks.
Derivative Management Risk. If the Adviser incorrectly predicts stock market and interest rate trends, the Fund may lose money by investing in derivatives. For example, if the Fund were to write a call option based on the Adviser’s expectation that the price of the underlying security would fall, but the price was to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price.
Fixed-Income Securities (ASYMmetric Smart Income ETF only). The Fund may invest directly or indirectly in fixed income securities. Even though interest-bearing securities are investments that promise a stable stream of income, the prices of such securities are affected by changes in interest rates. In general, fixed income security prices rise when interest rates fall and fall when interest rates rise. Securities with shorter maturities, while offering lower yields, generally provide greater price stability than longer term securities and are less affected by changes in interest rates. The values of fixed income securities also may be affected by changes in the credit rating or financial condition of the issuing entities. Once the rating of a portfolio security has been changed, the Fund will consider all circumstances deemed relevant in determining whether to continue to hold the security.
Fixed income investments bear certain risks, including credit risk, or the ability of an issuer to pay interest and principal as they become due. Generally, higher yielding bonds are subject to more credit risk than lower yielding bonds. Interest rate risk refers to the fluctuations in value of fixed income securities resulting from the inverse relationship between the market value of outstanding fixed income securities and changes in interest rates. An increase in interest rates will generally reduce the market value of fixed income investments and a decline in interest rates will tend to increase their value.
Call risk is the risk that an issuer will pay principal on an obligation earlier than scheduled or expected, which would accelerate cash flows from, and shorten the average life of, the security. Bonds are typically called when interest rates have declined. In the event of a bond being called, the Adviser may have to reinvest the proceeds in lower yielding securities to the detriment of the Fund.
Extension risk is the risk that an issuer may pay principal on an obligation slower than expected, having the effect of extending the average life and duration of the obligation. This typically happens when interest rates have increased.
A number of factors, including changes in a central bank’s monetary policies or general improvements in the economy, may cause interest rates to rise. Fixed income securities with longer durations are more sensitive to interest rate changes than securities with shorter durations, making them more volatile. This means their prices are more likely to experience a considerable reduction in response to a rise in interest rates.
Futures, Options on Futures and Securities Options (ASYMmetric Smart Alpha S&P 500® ETF only). Futures contracts, options on futures and securities options may be used by the Fund to simulate investment in its Index, to facilitate trading or to reduce transaction costs. The Fund may enter into futures contracts and options on futures that are traded on a U.S. futures exchange. The Fund will not use futures, options on futures or securities options for speculative purposes.
Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific instrument or index at a specified future time and at a specified price. Stock index contracts are based on investments that reflect the market value of common stock of the firms included in the investments. The Fund may enter into futures contracts to purchase securities indexes when the portfolio managers anticipate purchasing the underlying securities and believes prices will rise before the purchase will be made. Upon entering into a futures contract, the Fund will be required to deposit with the broker an amount of cash or cash equivalents known as “initial margin,” which is similar to a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract if all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” will be made to and from the broker daily as the price of the instrument or index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to the expiration of a futures contract, the

Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract. An option on a futures contract, as contrasted with a direct investment in such a contract, gives the purchaser the right, but no obligation, in return for the premium paid, to assume a position in the underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account that represents the amount by which the market price of the futures contract exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the futures contract. The potential for loss related to the purchase of an option on a futures contract is limited to the premium paid for the option plus transaction costs. Because the value of the option is fixed at the point of sale, there are no daily cash payments by the purchaser to reflect changes in the value of the underlying contract; however, the value of the option changes daily and that change would be reflected in the NAV of the Fund. The potential for loss related to writing call options is unlimited. The potential for loss related to writing put options is limited to the agreed-upon price per share, also known as the “strike price,” less the premium received from writing the put. The Fund may purchase and write put and call options on futures contracts that are traded on an exchange as a hedge against changes in value of their portfolio securities or in anticipation of the purchase of securities, and may enter into closing transactions with respect to such options to terminate existing positions. There is no guarantee that such closing transactions can be effected.
Securities options may be used by the Fund to obtain access to securities in its Index or to dispose of securities in its Index at favorable prices, to invest cash in a securities index that offers similar exposure to that provided by its Index or otherwise to achieve the Fund’s objective of tracking its Index. A call option gives a holder the right to purchase a specific security at a specified price (“exercise price”) within a specified period of time. A put option gives a holder the right to sell a specific security at an exercise price within a specified period of time. The initial purchaser of a call option pays the “writer” a premium, which is paid at the time of purchase and is retained by the writer whether or not such option is exercised. The Fund may purchase put options to hedge its portfolio against the risk of a decline in the market value of securities held and may purchase call options to hedge against an increase in the price of securities it is committed to purchase. The Fund may write put and call options along with a long position in options to increase its ability to hedge against a change in the market value of the securities it holds or is committed to purchase. The Fund may purchase or sell securities options on a U.S. or non-U.S. securities exchange or in the OTC market through a transaction with a dealer. Options on a securities index are typically settled on a net basis based on the appreciation or depreciation of the index level over the strike price. Options on single name securities may be cash- or physically-settled, depending upon the market in which they are traded. Options may be structured so as to be exercisable only on certain dates or on a daily basis. Options may also be structured to have conditions to exercise (i.e., “Knock-in Events”) or conditions that trigger termination (i.e., “Knock-out Events”). Investments in futures contracts and other investments that contain leverage may require the Fund to maintain liquid assets in an amount equal to its delivery obligations under these contracts and other investments. Generally, the Fund maintains an amount of liquid assets equal to its obligations relative to the position involved, adjusted daily on a marked-to-market basis. With respect to futures contracts that are contractually required to “cash-settle,” the Fund maintains liquid assets in an amount at least equal to the Fund’s daily marked-to-market obligation (i.e., the Fund’s daily net liability, if any), rather than the contracts’ notional value (i.e., the value of the underlying asset). By maintaining assets equal to its net obligation under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund were required to set aside assets equal to the futures contracts’ full notional value. The Fund bases its asset maintenance policies on methods permitted by the SEC and its staff and may modify these policies in the future to comply with any changes in the guidance articulated from time to time by the SEC or its staff. Changes in SEC guidance regarding the use of derivatives by registered investment companies may adversely impact a Fund’s ability to invest in futures, options or other derivatives or make investments in such instruments more expensive.
Government Obligations (ASYMmetric Smart Income ETF only). The Fund may invest in U.S. Government obligations and other quasi government related obligations. Such obligations include Treasury bills, certificates of indebtedness, notes, and bonds, and issues of such entities as the Government National Mortgage Association (“GNMA”), Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“FHLMC”), and the Student Loan Marketing Association.
Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury Department; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.
Illiquid Securities. Each Fund may invest up to an aggregate amount of 15% of its net assets in illiquid securities (calculated at the time of investment). Illiquid securities may include securities subject to contractual or other restrictions on resale and other instruments that lack readily available markets, as determined in accordance with SEC staff guidance. The liquidity of a security relates to the ability to readily dispose of the security and the price to be obtained upon disposition of the security, which may be lower than the price that would be obtained for a comparable, more liquid security. Illiquid securities may trade at a discount to comparable, more liquid securities and each Fund may not be able to dispose of illiquid securities in a timely fashion or at their expected prices.
Lending Portfolio Securities. Each Fund may lend its portfolio securities in an amount not exceeding one-third of its total assets to financial institutions such as banks and brokers if the loan is collateralized in accordance with applicable regulations. Under the present regulatory requirements which govern loans of portfolio securities, the loan collateral must, on each business day, at least equal the value of the loaned securities and must consist of cash, letters of credit of domestic banks or domestic branches of foreign banks, or securities of the U.S. Government or its agencies. To be acceptable as collateral, letters of credit must obligate a bank to pay amounts demanded by each Fund if the demand meets the terms of the letter. Such terms and the issuing bank would have to be satisfactory to each Fund. Any loan might be secured by any one or more of the three types of collateral. The terms of each Fund’s loans must meet certain tests under the Code.

Securities lending involves exposure to certain risks, such as operational, counterparty, credit and market risk. Delays or restrictions upon each Fund’s ability to recover loaned securities exposes each Fund to operational issues surrounding the processing and settlement of related trading and could create an inability to dispose of the collateral for the loan(s). All investments made with the collateral received are subject to market and other risks associated with such investments. If such investments lose value, each Fund will have to cover the loss when repaying the collateral to the borrower, which could require each Fund to liquidate other investments in order to return said collateral.
Delays in recovery of loaned securities could result from the event of default or insolvency by a borrower. In such instances, each Fund would be exposed to the risk of a possible loss in the value of loaned securities (e.g., the opportunity of disposition at favorable prices is lost due to a delay in recover), the risk of a possible opportunity cost of reinvestment (e.g., adverse price movement occurs following a cash-in-lieu payment being made where in-kind recovery of securities is not possible), and the risk of a possible loss of rights in the collateral, among other risks.
Leverage (ASYMmetric Smart Alpha S&P 500® ETF only). Leverage is investment exposure that exceeds the initial amount invested. The loss on a leveraged investment may far exceed the Fund’s principal amount invested. Leverage may magnify the Fund’s gains and losses and, therefore, increase volatility. There is no guarantee that the Fund’s use of leverage will be successful in helping the Fund to achieve its investment objective. The Fund cannot guarantee that the use of leverage will produce a high return on an investment. This requirement limits the amount of leverage the Fund may have at any one time, but it does not eliminate leverage risk. The use of leverage may result in the Fund having to liquidate holdings when it may not be advantageous to do so. See “Regulation Regarding Derivatives” below.
Master Limited Partnerships (“MLPs”) (ASYMmetric Smart Income ETF only). MLPs are limited partnerships in which the ownership units are publicly traded. MLP units are registered with the SEC and are freely traded on a securities exchange or in the OTC market. MLPs often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a MLP is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.
The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a MLP than investors in a corporation. Additional risks involved with investing in a MLP are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.
MLPs are generally treated as partnerships for U.S. federal income tax purposes. When the Fund invests in the equity securities of an MLP or any other entity that is treated as a partnership for U.S. federal income tax purposes, the Fund will be treated as a partner in the entity for tax purposes. Accordingly, in calculating the Fund’s taxable income, it will be required to take into account its allocable share of the income, gains, losses, deductions, and credits recognized by each such entity, regardless of whether the entity distributes cash to the Fund. Distributions from such an entity to the Fund are not generally taxable unless the cash amount (or, in certain cases, the fair market value of marketable securities) distributed to the Fund exceeds the Fund’s adjusted tax basis in its interest in the entity. In general, the Fund’s allocable share of such an entity’s net income will increase the Fund’s adjusted tax basis in its interest in the entity, and distributions to the Fund from such an entity and the Fund’s allocable share of the entity’s net losses will decrease the Fund’s adjusted basis in its interest in the entity, but not below zero. The Fund may receive cash distributions from such an entity in excess of the net amount of taxable income the Fund is allocated from its investment in the entity. In other circumstances, the net amount of taxable income the Fund is allocated from its investment in such an entity may exceed cash distributions received from the entity. Thus, the Fund’s investments in such an entity may lead the Fund to make distributions in excess of its earnings and profits, or the Fund may be required to sell investments, including when not otherwise advantageous to do so, to satisfy the distribution requirements applicable to regulated investment companies (“RICs”) under the Code.
Depreciation or other cost recovery deductions passed through to the Fund from any investments in MLPs in a given year will generally reduce the Fund’s taxable income, but those deductions may be recaptured in the Fund’s income in one or more subsequent years. When recognized and distributed, recapture income will generally be taxable to the Fund’s shareholders at the time of the distribution at ordinary income tax rates, even though those shareholders might not have held Shares in the Fund at the time the deductions were taken, and even though those shareholders may not have corresponding economic gain on their Shares at the time of the recapture. To distribute recapture income or to fund redemption requests, the Fund may need to liquidate investments, which may lead to additional taxable income.
Operational Risk. The Adviser and a Fund’s other service providers may experience disruptions or operating errors such as processing errors or human errors, inadequate or failed internal or external processes, or systems or technology failures, that could negatively impact each Fund. While service providers are required to have appropriate operational risk management policies and procedures, their methods of operational risk management may differ from a Fund’s in the setting of priorities, the personnel and resources available or the effectiveness of relevant controls. The Adviser, through its monitoring and oversight of service providers, seeks to ensure that service providers take appropriate precautions to avoid and mitigate risks that could lead to disruptions and operating errors. However, it is not possible for The Adviser or the other Fund service providers to identify all of the operational risks that may affect a Fund or to develop processes and controls to completely eliminate or mitigate their occurrence or effects.
Percentage Limitations. Whenever an investment policy or limitation states a maximum percentage of each Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of each Fund’s acquisition or sale of such security or other asset. Accordingly, except with respect to borrowing and illiquid securities, any subsequent change in values, net assets, or other circumstances will not be considered in determining whether an investment complies with each Fund’s investment policies and limitations. In addition, if a bankruptcy or other extraordinary event occurs concerning a particular investment by each Fund, each Fund may receive stock, real estate, or other investments that each Fund would not or could not buy. If this happens, each Fund would sell such investments as soon as practicable while trying to maximize the return to its shareholders.
Real Estate Investment Trusts (“REITs”) (ASYMmetric Smart Income ETF only). A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Code. The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and, in general, distribute annually 90% or more of its taxable income (other than net capital gains) to shareholders.
REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings (e.g., commercial equity REITs and residential equity REITs); a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.
REITs may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of a Fund’s investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.
Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through a Fund, a shareholder will bear not only his or her proportionate share of the expenses of a Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.
In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for the favorable U.S. federal income tax treatment generally available to REITs under the Code or fail to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower’s or a lessee’s ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.
Recent Market Conditions. Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy. Outbreaks such as the novel coronavirus, COVID-19, or other similarly infectious diseases may have material adverse impacts on the Fund. Epidemics and/or pandemics, such as the coronavirus, have and may further result in, among other things, closing borders, extended quarantines and stay-at-home orders, order cancellations, disruptions to supply chains and customer activity, widespread business closures and layoffs, as well as general concern and uncertainty. The impact of this virus, and other epidemics and/or pandemics that may arise in the future, has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Widespread layoffs and job furloughs may negatively affect the value of many mortgage-backed and asset-backed securities. The impact of any outbreak may last for an extended period of time. The current pandemic has accelerated trends toward working remotely and shopping online, which may negatively affect the value of office and commercial real estate. The travel, hospitality and public transit industries may suffer long-term negative effects from the pandemic and resulting changes to public behavior. Governments and central banks have moved to limit these negative economic effects with interventions that are unprecedented in size and scope and may continue to do so, but the ultimate impact of these efforts in many countries is uncertain. Governments’ efforts to limit potential negative economic effects of the pandemic may be altered, delayed, or eliminated at inopportune times for political, policy or other reasons. The impact of infectious diseases may be greater in countries that do not move effectively to control them, which may occur for political reasons or because of a lack of health care or economic resources. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social and economic risks in certain countries. Although effective vaccines are now available, it may be many months before vaccinations are sufficiently widespread to allow the restoration of full economic activity. The failure to control the coronavirus in less developed countries may impact the economies of more developed countries.
High public debt in the U.S. and other countries creates ongoing systemic and market risks and policymaking uncertainty and there may be a further increase in the amount of debt due to the economic effects of the COVID-19 pandemic and ensuing economic relief and public health measures. Interest rates have been unusually low in recent years in the U.S. and abroad. It is difficult to predict the impact on various markets of a significant rate increase or other significant policy changes, whether brought about by U.S. policy makers, perhaps in response to increasing indications of inflation, or by dislocations in world markets. For example, because investors may buy equity securities or other investments with borrowed money, a significant increase in interest rates may cause a decline in the markets for those investments. In addition, ongoing inflation pressures from tight labor markets and supply chain disruptions could cause a material increase in interest rates and/or negatively impact companies. Also, regulators have expressed concern that rate increases may cause investors to sell fixed income securities faster than the market can absorb them, contributing to price volatility. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the current period of relatively low rates and the effect of government fiscal and monetary policy initiatives and potential market reaction to those initiatives or their alteration or cessation.
Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the European Union of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian and Ukrainian economies and may result in the further decline of the value and liquidity of Russian and Ukrainian securities, a continued weakening of the ruble and hryvnia and continued exchange closures, and may have other adverse consequences on the Russian and Ukrainian economies that could impact the value of these investments and impair the ability of the Fund to buy, sell, receive or deliver those securities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of the Fund’s investments beyond any direct exposure to Russian and Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Fund and its investments or operations could be negatively impacted.
During times of market turmoil, investors tend to look to the safety of securities issued or backed by the Treasury Department, causing the prices of these securities to rise and the yield to decline. Reduced liquidity in fixed income and credit markets may negatively affect many issuers worldwide and make it more difficult for borrowers to obtain financing on attractive terms, if at all. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of market turmoil, disrupting investment programs and potentially causing losses. There is no assurance that the U.S. Congress will act to raise the nation’s debt ceiling; a failure to do so could cause market turmoil and substantial investment risks that cannot now be fully predicted.
National economies are substantially interconnected, as are global financial markets, which creates the possibility that conditions in one country or region might adversely impact issuers in a different country or region. A rise in protectionist trade policies, tariff “wars,” changes to some major international trade agreements and the potential for changes to others, and campaigns to “buy American,” could affect international trade and the economies of many nations in ways that cannot necessarily be foreseen at the present time.
Markets have been sensitive to the outlook for resolving the U.S.-China “trade war,” a trend that may continue in the future. China’s economy, which has been sustained in recent years largely through a debt-financed housing boom, may be approaching the limits of that strategy and may experience a significant slowdown as a result of debt that cannot be repaid. Due to the size of China’s economy, such a slowdown could impact a number of other countries. In December 2020, the United Kingdom (“UK”) and the European Union (“EU”) signed a Trade and Cooperation Agreement (“TCA”) to delineate the terms on which the UK left the EU. The TCA did little to address financial services and products provided by UK entities to customers in the EU, leaving the future of such services uncertain. Also left uncertain was the long-term future of the UK auto industry, which relies heavily on exports to the EU, although the TCA leaves a long period for issues to be resolved. New trading rules have disrupted the cross-border flow of products and supplies for many businesses; it remains to be seen whether these will be smoothed out with the passage of time or cause long-term damage to affected businesses. There is some uncertainty as to whether dislocations in the UK’s economy are mainly the result of COVID-19 (as the government claims) or the result of the country having left the EU.
Over the past several years, the U.S. has moved away from tighter legislation and industry regulation impacting businesses and the financial services industry. There is a strong potential for materially increased regulation in the future, as well as higher taxes or taxes restructured to incentivize different activities. These changes, should they occur, may impose added costs on the Fund and its service providers and affect the businesses of various portfolio companies, in ways that cannot necessarily be foreseen at the present time. Unexpected political, regulatory and diplomatic events within the U.S. and abroad may affect investor and consumer confidence and may adversely impact financial markets and the broader economy.
Climate Change. There is increasing concern about the potential effects of global climate change on property and security values. A rise in sea levels, a change in weather patterns, including an increase in powerful storms and large wildfires, and/or a climate-driven increase in flooding could cause properties to lose value or become unmarketable altogether. Unlike previous declines in the real estate market, properties in affected zones may not ever recover their value. The U.S. administration appears concerned about the climate change problem and is focusing regulatory and public works projects around those concerns. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerating climate change.
Losses relating to climate change could adversely affect corporate issuers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax or other revenues and tourist dollars generated by affected properties, and insurers of the property and/or of corporate, municipal or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these market effects might unfold
LIBOR Transition. Certain financial contracts around the world specify rates that are based on the London Interbank Offered Rate (LIBOR) which is produced daily by averaging the rates for inter-bank lending reported by a number of banks. As previously announced by the United Kingdom’s Financial Conduct Authority, most maturities and currencies of LIBOR were phased out at the end of 2021, with the remaining ones to be phased out on June 30, 2023. There are risks that the financial services industry will not have a suitable substitute in place by that time and that there will not be time to perform the substantial work necessary to revise the many existing contracts that rely on LIBOR. The transition process, or a failure of the industry to transition properly, might lead to increased volatility and illiquidity in markets that currently rely on LIBOR. It also could lead to a reduction in the value of some LIBOR-based investments and reduce the effectiveness of new hedges placed against existing LIBOR-based instruments. New York has passed legislation to ease the transition from LIBOR and federal LIBOR transition relief legislation has been proposed, but there is no assurance whether or when such legislation will be enacted or if it will adequately address all issues or be subject to litigation.
Repurchase Agreements. A repurchase agreement is an instrument under which the purchaser (i.e., each Fund) acquires the security and the seller agrees, at the time of the sale, to repurchase the security at a mutually agreed-upon time and price, thereby determining the yield during the purchaser’s holding period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. If a repurchase agreement is construed to be a collateralized loan, the underlying securities will not be considered to be owned by each Fund but only to constitute collateral for the seller’s obligation to pay the repurchase price, and, in the event of a default by the seller, each Fund may suffer time delays and incur costs or losses in connection with the disposition of the collateral.
In any repurchase transaction, the collateral for a repurchase agreement may include: (i) cash items; (ii) obligations issued by the U.S. government or its agencies or instrumentalities; or (iii) obligations that, at the time the repurchase agreement is entered into, are determined to (A) have exceptionally strong capacity to meet their financial obligations and (B) are sufficiently liquid such that they can be sold at approximately their carrying value in the ordinary course of business within seven days.
Repurchase agreements pose certain risks for each Fund that utilizes them. Such risks are not unique to each Fund, but are inherent in repurchase agreements. Each Fund seeks to minimize such risks, but because of the inherent legal uncertainties involved in repurchase agreements, such risks cannot be eliminated. Lower quality collateral and collateral with a longer maturity may be subject to greater price fluctuations than higher quality collateral and collateral with a shorter maturity. If the repurchase agreement counterparty were to default, lower quality collateral may be more difficult to liquidate than higher quality collateral. Should the counterparty default and the amount of collateral not be sufficient to cover the counterparty’s repurchase obligation, each Fund would likely retain the status of an unsecured creditor of the counterparty (i.e., the position each Fund would normally be in if it were to hold, pursuant to its investment policies, other unsecured debt securities of the defaulting counterparty) with respect to the amount of the shortfall. As an unsecured creditor, each Fund would be at risk of losing some or all of the principal and income involved in the transaction.
Reverse Repurchase Agreements. Reverse repurchase agreements involve the sale of securities with an agreement to repurchase the securities at an agreed-upon price, date and interest payment and have the characteristics of borrowing. Generally, the effect of such transactions is that each Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while in many cases each Fund is able to keep some of the interest income associated with those securities. Such transactions are advantageous only if each Fund has an opportunity to earn a rate of interest on the cash derived from these transactions that is greater than the interest cost of obtaining the same amount of cash. Opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid may not always be available, and each Fund intends to use the reverse repurchase technique only when The Adviser believes it will be advantageous to each Fund. The use of reverse repurchase agreements may exaggerate any increase or decrease in the value of each Fund’s assets. Each Fund’s exposure to reverse repurchase agreements will be covered by liquid assets having a value equal to or greater than each Fund’s obligations under such commitments. The use of reverse repurchase agreements is a form of leverage, and the proceeds obtained by each Fund through reverse repurchase agreements may be invested in additional securities.
Short-Term Instruments and Temporary Investments. Each Fund may invest in short-term instruments, including money market instruments, on an ongoing basis to provide liquidity or for other reasons, such as temporary defensive positions in response to adverse market, economic, or political conditions. Money market instruments are generally short-term investments that may include, but are not limited to: (i) shares of money market funds; (ii) obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities (including government-sponsored enterprises); (iii) negotiable certificates of deposit (“CDs”), bankers’ acceptances, fixed-time deposits and other obligations of U.S. and non-U.S. banks (including non-U.S. branches) and similar institutions; (iv) commercial paper rated, at the date of purchase, “Prime-1” by Moody’s Investors Service, Inc., “F-1” by Fitch Ratings, Inc., or “A-1” by Standard & Poor’s Financial Services LLC, a subsidiary of S&P Global, Inc. (“S&P Global Ratings”), or if unrated, of comparable quality as determined by The Adviser; (v) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than 397 days and that satisfy the rating requirements set forth in Rule 2a-7 under the 1940 Act; (vi) repurchase agreements; and (vii) short-term U.S. dollar-denominated obligations of non-U.S. banks (including U.S. branches) that, in the opinion of The Adviser, are of comparable quality to obligations of U.S. banks that may be purchased by the Funds. Any of these instruments may be purchased on a current or forward-settled basis. Time deposits are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers’ acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.
Utilities Sector Risk (ASYMmetric Smart Income ETF only). Utility companies are affected by supply and demand, operating costs, government regulation, environmental factors, liabilities for environmental damage and general civil liabilities, and rate caps or rate changes. Although rate changes of a regulated utility usually fluctuate in approximate correlation with financing costs, due to political and regulatory factors rate changes ordinarily occur only following a delay after the changes in financing costs. This factor will tend to favorably affect a regulated utility company’s earnings and dividends in times of decreasing costs, but conversely, will tend to adversely affect earnings and dividends when costs are rising. The value of regulated utility equity securities may tend to have an inverse relationship to the movement of interest rates. Certain utility companies have experienced full or partial deregulation in recent years. These utility companies are frequently more similar to industrial companies in that they are subject to greater competition and have been permitted by regulators to diversify outside of their original geographic regions and their traditional lines of business. These opportunities may permit certain utility companies to earn more than their traditional regulated rates of return. Some companies, however, may be forced to defend their core business and may be less profitable. In addition, natural disasters, terrorist attacks, government intervention or other factors may render a utility company’s equipment unusable or obsolete and negatively impact profitability.
CONSTRUCTION AND MAINTENANCE OF THE INDEXES
A description of each Index is provided in the Prospectus under the Description of the Principal Strategies of each Fund’s section.
Each Index is constructed and maintained by ASYMmetric Investment Solutions, LLC, the Index Provider for each Fund, which is an affiliate of the Adviser by common ownership. The Index Calculation Agent is Solactive AG, which is not affiliated with the Index Provider, the Funds, or the Adviser. The Index Calculation Agent provides information to each Fund about the constituents of each Index and does not provide investment advice with respect to the desirability of investing in, purchasing or selling securities.
INVESTMENT POLICIES AND LIMITATIONS
Each Fund has adopted its investment objective as a non-fundamental investment policy. Therefore, each Fund may change its investment objective and Index without shareholder approval.

The Board has adopted as fundamental policies the following numbered investment restrictions, which cannot be changed without the approval of the holders of a majority of each Fund’s outstanding voting securities. A vote of a majority of the outstanding voting securities is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a fund meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy and (b) more than 50% of outstanding voting securities of the fund.
For purposes of the following limitations, any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrances of securities or assets of, or borrowings by, each Fund. With respect to each Fund’s fundamental investment restriction on borrowing, asset coverage of at least 300% (as defined in the 1940 Act), inclusive of any amounts borrowed, must be maintained at all times.
As a matter of fundamental policy, each Fund will not:

1.
Concentrate its investments (i.e., hold 25% or more of its total assets in the stocks of a particular industry or group of industries), except that the Fund will concentrate to approximately the same extent that its Index concentrates in the stocks of such particular industry or group of industries. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities), repurchase agreements collateralized by U.S. government securities, and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

2.	Borrow money, except that (i) the Fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (ii) the Fund may, to the extent consistent with its investment policies, enter into repurchase agreements, reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (i) and (ii), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed) is derived from such transactions. Any borrowings which come to exceed this amount will be reduced in accordance with applicable law.

3.	Issue any senior security, except as permitted under the 1940 Act, as amended, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction, from time to time.

4.	Make loans, except as permitted under the 1940 Act.

5.	Purchase or sell real estate, real estate mortgages, commodities, commodity contracts or derivatives on commodities or real estate interests, but this restriction shall not prevent the Fund from trading in non-commodities or real estate interest futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Fund’s investment objective and policies).

6.	Engage in the business of underwriting securities issued by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.
In addition to the investment restrictions adopted as fundamental policies set forth above, each Fund has adopted a non-fundamental policy not to invest in the securities of a company for the purpose of exercising management or control, or purchase or otherwise acquire any illiquid security, except as permitted under the 1940 Act, which currently permits up to 15% of each Fund’s net assets to be invested in illiquid securities (calculated at the time of investment).
ZSPY has adopted a non-fundamental investment policy applied in a manner consistent with Rule 35d-1 under the 1940 Act that, under normal circumstances, ZSPY will invest at least 80% of its net assets, plus borrowings for investment purposes, in investments that provide exposure to the S&P 500 Index. ZSPY also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy.
MORE has adopted a non-fundamental investment policy applied in a manner consistent with Rule 35d-1 under the 1940 Act that, under normal circumstances, MORE will invest at least 80% of its total assets in securities and cash included in the ASYMmetric Smart Income Index. MORE also has adopted a policy to provide its shareholders with at least 60 days’ prior written notice of any change in such policy.
MANAGEMENT
Trustees and Officers. The Board has responsibility for the overall management and operations of each Fund, including general supervision of the duties performed by The Adviser and other service providers. Each Trustee serves until he or she resigns, is removed, dies, retires or becomes incapacitated or otherwise unable to serve. In the case of a trustee who is employed by the Adviser or any of its affiliates (an “Interested Entity”), the term of office of any such trustee shall be deemed to terminate automatically upon the termination of that trustee’s employment with that Interested Entity. Each officer shall hold office until his or her successor is elected and qualifies or until his or her death, inability to serve, removal or resignation. Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust are referred to as independent trustees (“Independent Trustees”). The address of each Trustee and officer is 158 East 126th Street, Suite 304, New York, NY 10035. The Board has designated Darren Schuringa as its Chair.

Interested Trustees

Name (Year of Birth)	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Darren Schuringa* (1967)	Chairman and Trustee; President and Principal Executive Officer	Term: Unlimited; Since August 2020	ASYMmetric ETFs, LLC, President & CEO (November 2017 – Present) Yorkville Capital Management (RIA), Founder & CEO (July 2006 – Present)	3	None.
Independent Trustees

Name (Year of Birth)	Position Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Vivienne Hsu (1968)	Independent Trustee	Term: Unlimited; Since January 2021	LENDonate, Inc.[1], Founder and CEO	3	None.
Winston I. Lowe (1951)	Independent Trustee	Term: Unlimited; Since January 2021	Lowe and Associates LLC[2], Managing Partner	3	Haverford Trust Company; Impact Shares ETF
Suzanne Siracuse (1965)	Independent Trustee	Term: Unlimited; Since January 2021	Suzanne Siracuse Consulting Services, LLC, Founder & CEO (August 2019 – Present) Investment News, Publisher (March 1996 – August 2019)	3	None.
William M. Thomas (1962)	Independent Trustee	Term: Unlimited; Since January 2021	Wedgewood Partners, Inc. [3], President	3	Aberdeen Standard ETF Trust (Independent Trustee)
*Darren Schuringa is deemed to be an “interested person” (as defined in the 1940 Act) of the Trust due to his affiliations with the Adviser and its affiliates.
1 LENDonate, Inc. is a marketplace lending and donation sourcing platform for nonprofits.
2 Lowe and Associates LLC is a boutique corporate law firm.
3 Wedgewood Partners, Inc. is an investment advisory firm.

Officers

Name (Year of Birth)	Position(s) Held with Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Darren Schuringa (1967)	Chairman and Trustee; President and Principal Executive Officer	Since August 2020	ASYMmetric ETFs, LLC, President & CEO (November 2017 – Present) Yorkville Capital Management (RIA), Founder & CEO (July 2006 – Present)
Aaron M. Berson (1987)	Treasurer and Principal Financial Officer; Chief Financial Officer	Since January 2021	Fringe Advisory Co LLC, Founder and CEO (August 2019 – Present) Gettry Marcus, Managing Director of VRTL (January 2019 – August 2019) EisnerAmper, Senior Manager (November 2010 – December 2018)
Scott J. Clark (1961)	Secretary; Anti-Money Laundering Officer (AMLO); and Chief Legal Officer (CLO)	Secretary, since August 2020; AMLO and CLO, since February 2021	ASYMmetric ETFs, LLC, Managing Director (March 2018 – Present) Ogg Trading, (Bloomberg, LP part-owner, institutional foreign exchange trading platform), Managing Director (June 2014 – March 2018)
Douglas N. Tyre (1980)	Chief Compliance Officer	Since January 2021
ACA Group (formerly Foreside Financial Group, LLC and Cipperman Compliance Services, LLC), Senior Principal Consultant (May 2022 – Present); Compliance Director (July 2019 – May 2022); Assistant Compliance Director (January 2018 – June 2019); Manager (April 2014 – December 2017)

Benjamin Eirich (1981)	Assistant Treasurer; Assistant Secretary	Since January 2021	U.S. Bancorp Fund Services, LLC, Assistant Vice President,(2008 – Present)

Board – Leadership Structure and Oversight Responsibilities
Overall responsibility for oversight of each Fund rests with the Board. The Board has engaged the Adviser and Subadviser (or “Advisers”) to manage each Fund on a day-to-day basis. The Board is responsible for overseeing the Advisers and other service providers in the operations of each Fund in accordance with the provisions of the 1940 Act, applicable provisions of state and other laws and the Trust’s charter. The Board is currently composed of 5 members, 4 of whom are Independent Trustees. The Board conducts regular meetings 4 times a year. In addition, the Board holds special meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. The Independent Trustees meet regularly outside the presence of management, in executive session or with other service providers to the Trust.
The Board has appointed Darren Schuringa, an interested trustee, to serve in the role of Chairman of the Board. The Board Chair’s role is to preside at all meetings of the Board and to act as a liaison with service providers, officers, attorneys, and other Trustees generally between meetings. The Board Chair may also perform such other functions as may be delegated by the Board from time to time. In addition, the Board has appointed William M. Thomas to serve as the Lead Independent Trustee, who serves as the primary contact between the Chairman and the Board.
Board Committees
The Board has established a Nominating and Governance Committee, an Audit Committee and a Valuation Committee to assist the Board in the oversight and direction of the business and affairs of each Fund, and from time to time the Board may establish ad hoc committees or informal working groups to review and address the policies and practices of each Fund with respect to certain specified matters. The Chair of each Committee is an Independent Trustee. The role of the Chair of each Committee is to preside at all meetings of the Committee and to act as a liaison with service providers, officers, attorneys and other Trustees between meetings. The Committees meet regularly to conduct the oversight functions delegated to the Committees by the Board and reports their findings to the Board. The Board and each standing Committee conduct annual assessments of their oversight function and structure. The Board has determined that the Board’s leadership structure is appropriate because it allows the Board to exercise independent judgment over management and it allocates areas of responsibility among committees of Independent Trustees and the full Board to enhance effective oversight.
The members of the Audit Committee are Winston I. Lowe (Chair), Vivienne Hsu, Suzanne Siracuse, and William M. Thomas, each of whom is an Independent Trustee. The purposes of the Audit Committee are to assist the Board (i) in its oversight of the Trust’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Trust; (ii) in its oversight of the Trust’s financial statements and the independent audit thereof; (iii) in selecting, evaluating and, where deemed appropriate, replacing the independent accountants (or nominating the independent accountants to be proposed for shareholder approval in any proxy statement); (iv) in evaluating the independence of the independent accountants; (v) in complying with legal and regulatory requirements that relate to the Trust’s accounting and financial reporting, internal controls, compliance controls and independent audits; and (vi) to assume such other responsibilities as may be delegated by the Board. In addition, Winston I. Lowe, Vivienne Hsu, and William M. Thomas are designated by the Board as Audit Committee Financial Experts (“ACFEs”). During the fiscal period ended December 31, 2022, the Audit Committee met twice.
The members of the Nominating and Governance Committee are Suzanne Siracuse (Chair), Winston I. Lowe, Vivienne Hsu, and William M. Thomas, each of whom is an Independent Trustee. The Nominating and Governance Committee nominates individuals for Independent Trustee membership on the Board. The Nominating and Governance Committee functions include, but are not limited to, the following: (i) reviewing the qualifications of any person properly identified or nominated to serve as an Independent Trustee; (ii) recommending to the Board and current Independent Trustees the nominee(s) for appointment as an Independent Trustee by the Board and current Independent Trustees and/or for election as Independent Trustees by shareholders to fill any vacancy for a position of Independent Trustee(s) on the Board; (iii) recommending to the Board and current Independent Trustees the size and composition of the Board and Board committees and whether they comply with applicable laws and regulations; (iv) recommending a current Independent Trustee to the Board and current Independent Trustees to serve as Board Chair; (v) periodic review of the Board’s retirement policy (if applicable); and (vi) recommending an appropriate level of compensation for the Independent Trustees for their services as Trustees, members or chairpersons of committees of the Board, Board Chair and any other positions as the Nominating and Governance Committee considers appropriate. The Nominating and Governance Committee does not consider Board nominations recommended by shareholders (acting solely in their capacity as a shareholder and not in any other capacity). The Nominating and Governance Committee also annually reviews the effectiveness and functioning of the Board and its committees and addresses conflicts of interest transactions that may arise from time to time with respect to the Trust and its funds. During the fiscal period ended December 31, 2022, the Nominating and Governance Committee met once.
There is a Valuation Committee, which is comprised of the entire Board, the majority of whom are Independent Trustees, and representatives of the Advisers, to take action in connection with the valuation of portfolio securities held by the Fund in accordance with the Board-approved Valuation Procedures. The Valuation Committee is authorized to act for the Board in connection with the valuation of portfolio securities held by the Fund in accordance with the Trust’s Valuation Procedures. Darren Schuringa, the President & Principal Executive Officer of the Trust, serves as the Chair of the Valuation Committee. The Valuation Committee meets on an ad hoc basis.
Risk Management
Day-to-day risk management with respect to each Fund is the responsibility of the Advisers or other service providers (depending on the nature of the risk), subject to the supervision of the Advisers. Each Fund is subject to a number of risks, including investment, compliance, operational, reputational, counterparty and valuation risks, among others. While there are a number of risk management functions performed by the Advisers and other service providers, as applicable, it is not possible to identify and eliminate all of the risks applicable to each Fund. The Trustees have an oversight role in this area, satisfying themselves that risk management processes and controls are in place and operating effectively. Risk oversight forms part of the Board’s general oversight of each Fund and is addressed as part of various Board and committee activities. In some cases, risk management issues are specifically addressed in presentations and discussions. The Board, directly or through a committee, also reviews reports from, among others, management and the independent registered public accounting firm for the Trust, as appropriate, regarding risks faced by each Fund and management’s risk functions. The Board has appointed a Chief Compliance Officer who oversees the implementation and testing of the Trust’s compliance program, including assessments by independent third parties, and reports to the Board regarding compliance matters for the Trust and its principal service providers. In testing and maintaining the compliance program, the Chief Compliance Officer (and his or her delegates) assesses key compliance risks affecting each Fund, and addresses them in periodic reports to the Board. In addition, the Audit Committee meets with both each Fund’s independent registered public accounting firm and ASYMmetric’s internal audit group to review risk controls in place that support each Fund as well as test results. Board oversight of risk is also performed as needed between meetings through communications between the Advisers and the Board. From time to time, the Board may modify the manner in which it conducts risk oversight. The Board’s oversight role does not make it a guarantor of each Fund’s investment performance or other activities.
Compensation of Trustees
The Independent Trustees determine the amount of compensation that they receive. In determining compensation for the Independent Trustees, the Independent Trustees take into account a variety of factors including, among other things, their collective significant work experience (e.g., in business and finance, government or academia). The Independent Trustees also recognize that these individuals’ advice and counsel are in demand by other organizations, that these individuals may reject other opportunities because of the time demands of their duties as Independent Trustees, and that they undertake significant legal responsibilities. The Independent Trustees also consider the compensation paid to independent board members of other registered investment company complexes of comparable size.
The Independent Trustees are paid an annual retainer of $20,000. All Trustees are reimbursed for their travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings. The Trust does not accrue pension or retirement benefits as part of each Fund’s expenses, and Trustees are not entitled to benefits upon retirement from the Board. The Trust’s officers and any interested Trustees receive no compensation directly from the Trust.
The following table shows the compensation estimated to be earned by each Trustee for each Fund's fiscal period ending December 31, 2023:

Name	Aggregate Compensation from the Funds	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Funds and Fund Complex
Vivienne Hsu	$20,000	$0	$0	$20,000
Winston I. Lowe	$20,000	$0	$0	$20,000
Suzanne Siracuse	$20,000	$0	$0	$20,000
William M. Thomas	$20,000	$0	$0	$20,000

Fund Shares Owned by Trustees
As of December 31, 2022, the Trustees and officers, as a group, owned less than 1% of the outstanding Shares of the Funds.
As of December 31, 2022, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the Adviser, Subadviser, or the Distributor or any person controlling, controlled by or under common control with the Advisers or the Distributor.
The following table shows the dollar range of equity securities beneficially owned by the Trustees in the Funds and within the same family of investment companies as the Funds as of December 31, 2022:

Trustee	Dollar Range of Equity Securities in the ASYMmetric Smart Alpha S&P 500® ETF	Dollar Range of Equity Securities in the ASYMmetric Smart Income ETF	Aggregate Dollar Range of Equity Securities in the Family of Investment Companies
Darren Schuringa	None	None	$50,001 - $100,000
Vivienne Hsu	None	None	$50,001 - $100,000
Winston I. Lowe	None	None	None
Suzanne Siracuse	None	None	None
William M. Thomas	None	None	$10,001 - $50,000

PROXY VOTING POLICIES AND PROCEDURES
Each Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with each Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has further delegated such responsibility to the Subadviser. The Subadviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”), which have been adopted by the Trust as the policies and procedures that the Subadviser will use when voting proxies on behalf of each Fund.
In the absence of a conflict of interest, the Subadviser will generally vote “for” routine proposals, such as the election of directors, approval of auditors, and amendments or revisions to corporate documents to eliminate outdated or unnecessary provisions. Unusual or disputed proposals will be reviewed and voted on a case-by-case basis. The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of each Fund and the interests of the Subadviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Subadviser’s fiduciary responsibilities.
The Trust’s Chief Compliance Officer is responsible for monitoring the effectiveness of the Proxy Voting Policies.
When available, information on how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available (1) without charge, upon request, by calling 1-866-ASYM777 (1-866-279-6777) (2) on the SEC’s website at www.sec.gov.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a Fund. A control person is one who owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders with a controlling interest could affect the outcome of voting or the direction of management of each Fund.
As of the date of this SAI, there were no outstanding Shares of the Funds.
INVESTMENT ADVISORY, ADMINISTRATIVE AND DISTRIBUTION SERVICES
Investment Adviser. ASYMmetric ETFs, LLC (“ASYMmetric”), 158 East 126th Street, Suite 304, New York, NY 10035, serves as investment adviser to each Fund pursuant to an investment advisory agreement, as amended, (the “Investment Advisory Agreement”) between the Trust, on behalf of each Fund, and ASYMmetric. ASYMmetric is a Delaware corporation and is registered as an investment adviser under the Advisers Act. ASYMmetric is a wholly owned subsidiary of ASYMmetric Holdings, Inc. Under the Investment Advisory Agreement, ASYMmetric, subject to the supervision of the Board and in conformity with the stated investment policies of each Fund, manages and administers the Trust and the investment of each Fund’s assets. ASYMmetric is responsible for placing purchase and sale orders and providing continuous supervision of the investment portfolio of each Fund.
For its investment advisory services to the ASYMmetric Smart Alpha S&P 500® ETF, the Adviser is paid a unitary fee equal to 0.95% of the average daily net assets of the ASYMmetric Smart Alpha S&P 500® ETF.
For its investment advisory services to the ASYMmetric Smart Income ETF, the Adviser is paid a unitary fee equal to 0.75% of the average daily net assets of the ASYMmetric Smart Income ETF.
Pursuant to the Investment Advisory Agreement between the Adviser and the Trust (entered into on behalf of each Fund), the Adviser is responsible for substantially all expenses of each Fund, except the management fees, interest expenses, taxes, expenses incurred with respect to the acquisition and disposition of portfolio securities and the execution of portfolio transactions, including brokerage commissions, distribution fees or expenses, litigation expenses and any extraordinary expenses (as determined by a majority of the Trustees who are not “interested persons” of the Trust). The Adviser may from time to time voluntarily waive and/or reimburse fees or expenses in order to limit total annual fund operating expenses (excluding acquired fund fees and expenses, if any).
The Funds are new and have not paid management fees to the Adviser as of the date of this SAI.
Subadviser. The Adviser has retained Toroso Investments, LLC, 898 North Broadway, Suite 2, Massapequa, New York 11758, to serve as subadviser to each Fund (“Toroso” or “Subadviser”).
The Board, including the Independent Trustees, has approved an investment sub-advisory agreement between ASYMmetric and the Subadviser (the “Subadvisory Agreement”). The Board of Trustees determined that the Subadvisory Agreement is in the best interests of each Fund in light of the services, expenses and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment. Pursuant to the Subadvisory Agreement, Toroso receives a subadvisory fee that is equal to the greater of (1) $20,000 per annum or (2) 0.04% per annum of the average daily net assets of the Fund on the first $500 million in assets, 0.03% on the next $500 million in assets, 0.02% on assets over $1 billion, paid monthly. The Adviser is responsible for paying the entire subadvisory fee.
The Funds are new, and the Adviser has not paid sub-advisory fees to the Subadviser in connection with the Funds as of the date of this SAI.
Portfolio Managers. As of December 31, 2022, the Funds’ Portfolio Managers were also primarily responsible for the day-to-day management of other funds and certain other types of portfolios and/or accounts as follows:

Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)	Number of Accounts	Total Assets ($mm)
Charles A. Ragauss	57	$3,803	0	$0	0	$0
Qiao Duan	7	$65	0	$0	0	$0
Potential Conflicts of Interest
The Portfolio Managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of each Fund’s investments, on the one hand, and the investments of the other accounts, on the other. The other accounts may have the same investment objective as the Funds. Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby the Portfolio Managers could favor one account over another. Another potential conflict could include the Portfolio Managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby the portfolio managers could use this information to the advantage of other accounts and to the disadvantage of the Funds.
The Adviser and Subadviser have established policies and procedures to ensure that the purchase and sale of securities among all accounts it manages are fairly and equitably allocated. There can be no assurance that these policies and procedures will be effective, however.
Portfolio Manager Compensation Overview
Each Portfolio Manager’s compensation is comprised of a base salary and a discretionary bonus, which is based on the profitability of the Subadviser and the individual contributions to that profitability. The Executive Committee of the Subadviser approves all bonuses. The portfolio management team does not receive any performance-based compensation.
Portfolio Manager Ownership in the Funds
As of the date of this SAI, the Portfolio Managers did not own any shares of the Funds.
Codes of Ethics. The Trust, ASYMmetric, and Toroso have each adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes of ethics permit personnel subject to the codes of ethics to invest in securities, subject to certain limitations, including securities that may be purchased or held by each Fund. The codes of ethics are on public file with, and are available from, the SEC.
OTHER SERVICE PROVIDERS
Administrator, Fund Accountant and Transfer Agent. U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services (“USBGFS” or “Administrator”) serves as administrator, fund accountant and transfer agent for each Fund under the Fund Administration Servicing Agreement, the ETF Fund Accounting Servicing Agreement, and the Transfer Agent Servicing Agreement. Administrator’s principal address is U.S. Bank Global Fund Services, LLC, 615 East Michigan Street, Milwaukee, WI 53202. Pursuant to the Administrator Agreement with the Trust, Administrator provides necessary administrative, tax and accounting and financial reporting services for the maintenance and operations of the Trust and each Fund. In addition, Administrator makes available the office space, equipment, personnel and facilities required to provide such services. Pursuant to the Agreement with the Trust, Administrator, with the Custodian maintains, in separate accounts, cash, securities and other assets of the Trust and each Fund, keeps all necessary accounts and records and provides other services. Administrator is required, upon the order of the Trust, to deliver securities held by Administrator and to make payments for securities purchased by the Trust for each Fund. Pursuant to the Agreement with the Trust, Administrator acts as a transfer agent for each Fund’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. As compensation for these services, Administrator receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by ASYMmetric from its management fee.
The Funds are new and the Adviser has not paid the Administrator any fees for administrative services to the Funds as of the date of this SAI.
Custodian. U.S. Bank National Association (an affiliate of USBGFS) serves as Custodian under the ETF Custody Agreement (“Custodian”). The Custodian’s principal address is U.S. Bank National Association 1555 North Rivercenter Drive, Suite 302, Milwaukee, WI 53212.
Distributor. Foreside Fund Services, LLC (the “Distributor”) serves as the distributor of the shares of the Funds. The Distributor’s principal address is Three Canal Plaza, Suite 100, Portland, Maine 04101. Shares are continuously offered for sale by each Fund through the Distributor or its agent only in Creation Units, as described in the Prospectus and below in the Creation and Redemption of Creation Units section of this SAI. Fund shares in amounts less than Creation Units are not distributed by the Distributor or its agent. The Distributor or its agent will arrange for the delivery of the Prospectus and, upon request, this SAI to authorized participants purchasing Creation Units. The Transfer Agent will maintain records of both orders placed with it or its agents and confirmations of acceptance furnished by it or its agents. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the “1934 Act”), and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

The Distribution Agreement for each Fund provides that it may be terminated at any time, without the payment of any penalty, on at least 60 days’ prior written notice to the other party following (i) the vote of a majority of the Independent Trustees, or (ii) the vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the relevant Fund. The Distribution Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act).
ASYMmetric or its affiliates may, from time to time and from its own resources, pay, defray or absorb costs relating to distribution, including payments out of its own resources to the Distributor, or to otherwise promote the sale of shares.
Compliance Services Administrator. ACA Group (formerly Foreside Financial Group, LLC and Cipperman Compliance Services, LLC) (“ACA”), located at Three Canal Plaza, Suite 100, Portland, ME 04101, is engaged to provide compliance services to the Trust pursuant to which Douglas N. Tyre, an employee of ACA, serves as the Trust’s Chief Compliance Officer. The Trust’s Chief Compliance Officer will prepare and update the Trust’s compliance policies and procedures and monitor and test compliance with such policies and procedures.
Independent Registered Public Accounting Firm. Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, OH 44115, serves as the Trust’s independent registered public accounting firm, audits the Fund’s financial statements, and may perform other services.
Legal Counsel. K&L Gates LLP, located at 599 Lexington Avenue, New York, NY 10022, is counsel to the Trust.
BROKERAGE TRANSACTIONS
Subject to policies established by the Board, Subadviser is primarily responsible for the execution of each Fund’s portfolio transactions and the allocation of brokerage. Subadviser does not execute transactions through any particular broker or dealer, but seeks to obtain the best net results for each Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the Subadviser generally seeks reasonable trade execution costs, each Fund does not necessarily pay the lowest spread or commission available, and payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions. Subject to applicable legal requirements, Subadviser may select a broker based partly upon brokerage or research services provided to Subadviser and its clients, including each Fund. In return for such services, Subadviser may cause each Fund to pay a higher commission than other brokers would charge if Subadviser determines in good faith that the commission is reasonable in relation to the services provided.
In selecting brokers or dealers to execute portfolio transactions, Subadviser seeks to obtain the best price and most favorable execution for each Fund and may take into account a variety of factors including: (i) the size, nature and character of the security or instrument being traded and the markets in which it is purchased or sold; (ii) the desired timing of the transaction; (iii) Subadviser’s knowledge of the expected commission rates and spreads currently available; (iv) the activity existing and expected in the market for the particular security or instrument, including any anticipated execution difficulties; (v) the full range of brokerage services provided; (vi) the broker’s or dealer’s capital; (vii) the quality of research and research services provided; (viii) the reasonableness of the commission, dealer spread or its equivalent for the specific transaction; and (ix) Subadviser’s knowledge of any actual or apparent operational problems of a broker or dealer. Brokers may also be selected because of their ability to handle special or difficult executions, such as may be involved in large block trades, less liquid securities, or other circumstances.
Section 28(e) of the 1934 Act permits a U.S. investment adviser, under certain circumstances, to cause an account to pay a broker or dealer a commission for effecting a transaction in securities that exceeds the amount another broker or dealer would have charged for effecting the same transaction in recognition of the value of brokerage and research services provided by that broker or dealer. This includes commissions paid on riskless principal transactions in securities under certain conditions.
From time to time, each Fund may purchase new issues of securities in a fixed price offering. In these situations, the broker may be a member of the selling group that will, in addition to selling securities, provide Subadviser with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the broker will provide research “credits” in these situations at a rate that is higher than that available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).
Under the 1940 Act, persons affiliated with each Fund and persons who are affiliated with such affiliated persons are prohibited from dealing with each Fund as principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the SEC. Since transactions in the OTC market usually involve transactions with the dealers acting as principal for their own accounts, each Fund will not deal with affiliated persons in connection with such transactions. Each Fund will not purchase securities during the existence of any underwriting or selling group relating to such securities of which the Subadviser or any affiliated person (as defined in the 1940 Act) thereof is a member except pursuant to procedures adopted by the Board in accordance with Rule 10f-3 under the 1940 Act.
Purchases of money market instruments by each Fund are made from dealers, underwriters and issuers. The Funds do not currently expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission. The price of the security, however, usually includes a profit to the dealer.
Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased or sold directly from or to an issuer, no commissions or discounts are paid.
The Funds are new and have not paid any brokerage commissions as of the date of this SAI.
Investment decisions for each Fund and for other investment accounts managed by Subadviser and the other Affiliates are made independently of each other in light of differing conditions. A variety of factors will be considered in making investment allocations. These factors include: (i) investment objectives or strategies for particular accounts, including sector, industry, country or region and capitalization weightings; (ii) tax considerations of an account; (iii) risk or investment concentration parameters for an account; (iv) supply or demand for a security at a given price level; (v) size of available investment; (vi) cash availability and liquidity requirements for accounts; (vii) regulatory restrictions; (viii) minimum investment size of an account; (ix) relative size of account; and (x) such other factors as may be approved by Subadviser’s legal counsel. Moreover, investments may not be allocated to one client account over another based on any of the following considerations: (i) to favor one client account at the expense of another; (ii) to generate higher fees paid by one client account over another or to produce greater performance compensation to Subadviser; (iii) to develop or enhance a relationship with a client or prospective client; (iv) to compensate a client for past services or benefits rendered to Subadviser or to induce future services or benefits to be rendered to Subadviser; or (v) to manage or equalize investment performance among different client accounts. Subadviser may deal, trade and invest for its own respective accounts in the types of securities in which the Funds may invest.
Initial public offerings of securities may be over-subscribed and subsequently trade at a premium in the secondary market. If Subadviser is given an opportunity to invest in such an initial offering or “new” or “hot” issue, the supply of securities available for client accounts would often be less than the amount of securities the accounts would otherwise take. In order to allocate these investments fairly and equitably among client accounts over time, each portfolio manager or a member of his or her respective investment team would indicate to Subadviser’s trading desk their level of interest in a particular offering with respect to eligible clients’ accounts for which that team is responsible. Initial public offerings of U.S. equity securities will be identified as eligible for particular client accounts that are managed by portfolio teams who have indicated interest in the offering based on market capitalization of the issuer of the security and the investment mandate of the client account and in the case of international equity securities, the country where the offering is taking place and the investment mandate of the client account. Generally, shares received during the initial public offering will be allocated among participating client accounts within each investment mandate on a pro rata basis. This pro rata allocation may result in each Fund receiving less of a particular security than if pro-rating had not occurred. All allocations of securities will be subject, where relevant, to share minimums established for accounts and compliance constraints. In situations where supply is too limited to be allocated among all accounts for which the investment is eligible, portfolio managers may rotate such investment opportunities among one or more accounts so long as the rotation system provides for fair access for all client accounts over time. Other allocation methodologies that are considered by Subadviser to be fair and equitable to clients may be used as well.
Because different accounts may have differing investment objectives and policies, Subadviser may buy and sell the same securities at the same time for different clients based on the particular investment objective, guidelines and strategies of those accounts. For example, Subadviser may decide that it may be entirely appropriate for a growth fund to sell a security at the same time a value fund is buying that security. To the extent that transactions on behalf of more than one client of Subadviser during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price. For example, sales of a security by Subadviser on behalf of one or more of its clients may decrease the market price of such security, adversely impacting other Subadviser clients that still hold the security. If purchases or sales of securities arise for consideration at or about the same time that would involve each Fund or other clients or funds for which Subadviser acts as investment manager, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all.
In certain instances, Subadviser may find it efficient for purposes of seeking to obtain best execution, to aggregate or “bunch” certain contemporaneous purchases or sale orders of its advisory accounts and advisory accounts of affiliates. In general, all contemporaneous trades for client accounts under management by the same portfolio manager or investment team will be bunched in a single order if the trader believes the bunched trade would provide each client with an opportunity to achieve a more favorable execution at a potentially lower execution cost. The costs associated with a bunched order will be shared pro rata among the clients in the bunched order. Generally, if an order for a particular portfolio manager or management team is filled at several different prices through multiple trades, all accounts participating in the order will receive the average price (except in the case of certain international markets where average pricing is not permitted). While in some cases this practice could have a detrimental effect upon the price or value of the security as far as each Fund is concerned, in other cases it could be beneficial to each Fund. Transactions effected by Subadviser on behalf of more than one of its clients during the same period may increase the demand for securities being purchased or the supply of securities being sold, causing an adverse effect on price. The trader will give the bunched order to the broker-dealer that the trader has identified as being able to provide the best execution of the order. Orders for purchase or sale of securities will be placed within a reasonable amount of time of the order receipt and bunched orders will be kept bunched only long enough to execute the order.
Each Fund’s purchase and sale orders for securities may be combined with those of other investment companies, clients or accounts that Subadviser manages or advises. If purchases or sales of portfolio securities of each Fund and one or more other accounts managed or advised by Subadviser are considered at or about the same time, transactions in such securities are allocated among each Fund and the other accounts in a manner deemed equitable to all by Subadviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security as far as each Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower transaction costs will be beneficial to each Fund. Subadviser may deal, trade and invest for its own account in the types of securities in which each Fund may invest. Subadviser may, from time to time, effect trades on behalf of and for the account of each Fund with brokers or dealers that are affiliated with Subadviser, in conformity with the 1940 Act and SEC rules and regulations. Under these provisions, any commissions paid to affiliated brokers or dealers must be reasonable and fair compared to the commissions charged by other brokers or dealers in comparable transactions. Each Fund will not deal with affiliates in principal transactions unless permitted by applicable SEC rules or regulations, or by SEC exemptive order.
Portfolio Turnover Rate
Portfolio turnover may vary from year to year, as well as within a year. High turnover rates are likely to result in comparatively greater brokerage expenses. The overall reasonableness of brokerage commissions is evaluated by the Subadviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.
Frequent Trading
The Board has not adopted policies and procedures with respect to frequent purchases and redemptions of Shares by Fund shareholders (“market timing”). In determining not to adopt market timing policies and procedures, the Board noted that each Fund is expected to be attractive to active institutional and retail investors interested in buying and selling Shares on a short-term basis. In addition, the Board considered that, unlike traditional mutual funds, Shares can only be purchased and redeemed directly from each Fund in Creation Units by Authorized Participants, and that the vast majority of trading in Shares occurs on the Secondary Market. Because Secondary Market trades do not involve each Fund directly, it is unlikely those trades would cause many of the harmful effects of market timing, including dilution, disruption of portfolio management, increases in each Fund’s trading costs, and the realization of capital gains. With respect to trades directly with each Fund, to the extent effected in-kind (namely, for securities), those trades do not cause any of the harmful effects that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to each Fund and increased transaction costs (each Fund may impose higher transaction fees to offset these increased costs), which could negatively impact each Fund’s ability to achieve its investment objective. However, the Board noted that direct trading on a short-term basis by Authorized Participants is critical to ensuring that Shares trade at or close to NAV. Given this structure, the Board determined that it is not necessary to adopt market timing policies and procedures. Each Fund reserves the right to reject any purchase order at any time and reserves the right to impose restrictions on disruptive or excessive trading in Creation Units.
The Board has instructed the officers of the Trust to review reports of purchases and redemptions of Creation Units on a regular basis to determine if there is any unusual trading in each Fund. The officers of the Trust will report to the Board any such unusual trading in Creation Units that is disruptive to each Fund. In such event, the Board may reconsider its decision not to adopt market timing policies and procedures.
Payments by Adviser, Subadviser, and their Affiliates. Adviser, Subadviser and/or their affiliates (“Affiliated Entities”) may pay certain broker-dealers, registered investment advisers, banks and other financial intermediaries (“Intermediaries”) for certain activities related to each Fund, other ASYMmetric funds or exchange-traded products in general. Affiliated Entities make these payments from their own assets and not from the assets of each Fund. Although a portion of Affiliated Entities’ revenue comes directly or indirectly in part from fees paid by each Fund, other ASYMmetric funds or exchange-traded products, these payments do not increase the price paid by investors for the purchase of shares of, or the cost of owning, each Fund, other ASYMmetric funds or exchange-traded products. Affiliated Entities make payments for Intermediaries’ participation in activities that are designed to make registered representatives, other professionals and individual investors more knowledgeable about exchange-traded products, including each Fund and other ASYMmetric funds, or for other activities, such as participation in marketing activities and presentations, educational training programs, conferences, the development of technology platforms and reporting systems (“Education Costs”). Affiliated Entities also make payments to Intermediaries for certain printing, publishing and mailing costs or materials relating to each Fund, other ASYMmetric funds or exchange-traded products (“Publishing Costs”). In addition, Affiliated Entities make payments to Intermediaries that make shares of each Fund, other ASYMmetric funds or exchange-traded products available to their clients, develop new products that feature ASYMmetric or otherwise promote each Fund, other ASYMmetric funds and exchange-traded products. Affiliated Entities may also reimburse expenses or make payments from their own assets to Intermediaries or other persons in consideration of services or other activities that the Affiliated Entities believe may benefit the ASYMmetric business or facilitate investment in each Fund, other ASYMmetric funds or exchange-traded products. Payments of the type described above are sometimes referred to as revenue-sharing payments.
Payments to an Intermediary may be significant to the Intermediary, and amounts that Intermediaries pay to your salesperson or other investment professional may also be significant for your salesperson or other investment professional. Because an Intermediary may make decisions about which investment options it will recommend or make available to its clients or what services to provide for various products based on payments it receives or is eligible to receive, such payments may create conflicts of interest between the Intermediary and its clients and these financial incentives may cause the Intermediary to recommend each Fund, other ASYMmetric funds or exchange-traded products over other investments. The same conflicts of interest and financial incentives exist with respect to your salesperson or other investment professional if he or she receives similar payments from his or her Intermediary firm.
In addition, Affiliated Entities may enter into other contractual arrangements with Intermediaries that the Affiliated Entities believe may benefit the ASYMmetric business or facilitate investment in ASYMmetric funds. Such agreements may include payments by Affiliated Entities to such Intermediaries for data collection and provision, technology support, platform enhancement, or co-marketing and cross-promotional efforts. Payments made pursuant to such arrangements may vary in any year and may be different for different Intermediaries. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels. Such payments will not be asset- or revenue-based.
Any additions, modifications, or deletions to Intermediaries listed above that have occurred since the date noted above are not included in the list. Further, Affiliated Entities may make Education Costs and Publishing Costs payments to other Intermediaries that are not listed above. Affiliated Entities may determine to make such payments based on any number of metrics. For example, Affiliated Entities may make payments at year-end or other intervals in a fixed amount, an amount based upon an Intermediary’s services at defined levels or an amount based on the Intermediary’s net sales of one or more ASYMmetric funds in a year or other period, any of which arrangements may include an agreed-upon minimum or maximum payment, or any combination of the foregoing. As of the date of this SAI, ASYMmetric anticipates that the payments paid by Affiliated Entities in connection with each Fund, ASYMmetric funds and exchange-traded products in general will be immaterial to Affiliated Entities in the aggregate for the next year. Please contact your salesperson or other investment professional for more information regarding any such payments or financial incentives his or her Intermediary firm may receive. Any payments made, or financial incentives offered, by the Affiliated Entities to an Intermediary may create the incentive for the Intermediary to encourage customers to buy shares of each Fund, other ASYMmetric funds or other exchange-traded products.
Each Fund may participate in certain market maker incentive programs of a national securities exchange in which an affiliate of each Fund would pay a fee to the exchange used for the purpose of incentivizing one or more market makers in the securities of each Fund to enhance the liquidity and quality of the secondary market of securities of each Fund. The fee would then be credited by the exchange to one or more market makers that meet or exceed liquidity and market quality standards with respect to the securities of each Fund. Each market maker incentive program is subject to approval from the SEC. Any such fee payments made to an exchange will be made by an affiliate of each Fund solely for the benefit of each Fund and will not be paid from each Fund’s assets. Other funds managed by ASYMmetric may also participate in such programs.
PORTFOLIO HOLDINGS INFORMATION
The Trust has adopted a Portfolio Holdings Policy (the “Disclosure Policy”) designed to govern the disclosure of Fund portfolio holdings and the use of material non-public information about Fund holdings. The Disclosure Policy applies to all officers, employees, and agents of each Fund. The Disclosure Policy is designed to ensure that the disclosure of information about each Fund’s portfolio holdings is consistent with applicable legal requirements and otherwise in the best interest of each Fund.
As an ETF, information about each Fund’s portfolio holdings is made available on a daily basis in accordance with the provisions of any Order of the SEC applicable to each Fund, regulations of each Fund’s listing Exchange and other applicable SEC regulations, orders, and no-action relief. Such information typically reflects all or a portion of each Fund’s anticipated portfolio holdings as of each Business Day (as defined below). This information is used in connection with the creation and redemption process and is disseminated on a daily basis through the facilities of the Exchange, the National Securities Clearing Corporation (“NSCC”), and/or third party service providers.
Each Fund will disclose on the Funds’ website, www.asymshares.com, at the start of each Business Day the identities and quantities of the securities and other assets held by each Fund that will form the basis of each Fund’s calculation of its NAV on that Business Day. The portfolio holdings so disclosed will be based on information as of the close of business on the prior Business Day and/or trades that have been completed prior to the opening of business on that Business Day and that are expected to settle on the Business Day. Online disclosure of such holdings is publicly available at no charge.
Daily access to each Fund’s portfolio holdings is permitted to personnel of the Adviser, Subadviser, and the Funds’ administrator, custodian, and accountant and other agents or service providers of the trust who have need of such information in connection with the ordinary course of their respective duties to each Fund.
Each Fund will disclose its complete portfolio holdings schedule in public filings with the SEC on a quarterly basis, based on each Fund’s fiscal year, within sixty (60) days of the end of the quarter, and will provide that information to shareholders, as required by federal securities laws and regulations thereunder.
No person is authorized to disclose each Fund’s portfolio holdings or other investment positions except in accordance with the Policy. The Board reviews the implementation of the Policy on a periodic basis.
DISTRIBUTION AND SERVICE PLAN
The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act. In accordance with its Rule 12b-1 plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance activities primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services. No Rule 12b-1 fees are currently paid by each Fund and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each Fund’s assets, and over time these fees will increase the cost of your investment and they may cost you more than certain other types of sales charges.
The Adviser and its affiliates may, from their own resources, pay amounts to third parties for the distribution or marketing services on behalf of each Fund. The making of these payments could create a conflict of interest for a financial intermediary receiving such payments.
ADDITIONAL INFORMATION CONCERNING THE TRUST
The Trust currently consists of three separate investment series or portfolios called funds. The Trust issues shares of beneficial interests in the funds with no par value. The Board may designate additional ASYMmetric funds.
Each share issued by a fund has a pro rata interest in the assets of that fund. Shares have no preemptive, exchange, subscription or conversion rights and are freely transferable. Each share is entitled to participate equally in dividends and distributions declared by the Board with respect to the relevant fund, and in the net distributable assets of such fund on liquidation.
Each share has one vote with respect to matters upon which the shareholder is entitled to vote. In any matter submitted to shareholders for a vote, each fund shall hold a separate vote, provided that shareholders of all affected funds will vote together when: (i) required by the 1940 Act, or (ii) the Trustees determine that the matter affects the interests of more than one fund.
Under Delaware law, the Trust is not required to hold an annual meeting of shareholders unless required to do so under the 1940 Act. The policy of the Trust is not to hold an annual meeting of shareholders unless required to do so under the 1940 Act. All shares (regardless of the fund) have noncumulative voting rights in the election of members of the Board. Under Delaware law, Trustees of the Trust may be removed by vote of the shareholders.
Following the creation of the initial Creation Unit(s) of shares of a fund and immediately prior to the commencement of trading in such fund’s shares, a holder of shares may be a “control person” of the fund, as defined in Rule 0-1 under the 1940 Act. A fund cannot predict the length of time for which one or more shareholders may remain a control person of the fund.
In accordance with the Trust’s Declaration of Trust dated August 7, 2020 (the “Declaration of Trust”), the Board may, without shareholder approval (unless such shareholder approval is required by applicable law, including the 1940 Act), cause one or more funds (each, a “New Fund”) to merge, reorganize, consolidate, sell all or substantially all of their assets, or take other similar actions with, to or into another New Fund.
Shareholders may make inquiries by writing to ASYMmetric ETFs Trust, 158 East 126th Street, Suite 304, New York, NY 10035.
Absent an applicable exemption or other relief from the SEC or its staff, beneficial owners of more than 5% of the shares of a fund may be subject to the reporting provisions of Section 13 of the 1934 Act and the SEC’s rules promulgated thereunder. In addition, absent an applicable exemption or other relief from the SEC or its staff, officers and trustees of a fund and beneficial owners of 10% of the shares of a fund (“Insiders”) may be subject to the insider reporting, short-swing profit and short sale provisions of Section 16 of the 1934 Act and the SEC’s rules promulgated thereunder. Beneficial owners and Insiders should consult with their own legal counsel concerning their obligations under Sections 13 and 16 of the 1934 Act and existing guidance provided by the SEC staff.
Termination of the Trust or a Fund. The Trust or the Funds may be terminated by a majority vote of the Board, subject to the affirmative vote of a majority of the shareholders of the Trust or each Fund entitled to vote on termination; however, in certain circumstances described in the Declaration of Trust, only a majority vote of the Board is required. Although the shares are not automatically redeemable upon the occurrence of any specific event, the Declaration of Trust provides that the Board will have the unrestricted power to alter the number of shares in a Creation Unit. Therefore, in the event of a termination of the Trust or the Funds, the Board, in its sole discretion, could determine to permit the shares to be redeemable in aggregations smaller than Creation Units or to be individually redeemable. In such circumstance, the Trust or the Funds may make redemptions in-kind, for cash or for a combination of cash or securities. Further, in the event of a termination of the Trust or the Funds, the Trust or the Funds might elect to pay cash redemptions to all shareholders, with an in-kind election for shareholders owning in excess of a certain stated minimum amount.
DTC is the Securities Depository for Shares of the Funds. Shares of each Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.
DTC was created in 1973 to enable electronic movement of securities between its participants (“DTC Participants”), and NSCC was established in 1976 to provide a single settlement system for securities clearing and to serve as central counterparty for securities trades among DTC Participants. In 1999, DTC and NSCC were consolidated within The Depository Trust & Clearing Corporation (“DTCC”) and became wholly-owned subsidiaries of DTCC. The common stock of DTCC is owned by the DTC Participants, but NYSE and FINRA, through subsidiaries, hold preferred shares in DTCC that provide them with the right to elect one member each to the DTCC board of directors. Access to the DTC system is available to entities, such as banks, brokers, dealers and trust companies, that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”).
Beneficial ownership of shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in shares of each Fund.
Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust upon request and for a fee to be charged to the Trust a listing of the shares of each Fund held by each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.
Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all shares of the Trust. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in shares of each Fund as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.
The Trust has no responsibility or liability for any aspect of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests, or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants. DTC may decide to discontinue providing its service with respect to shares of the Trust at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action to find a replacement for DTC to perform its functions at a comparable cost.
Distribution of Shares. In connection with each Fund’s launch, each Fund was seeded through the sale of one or more Creation Units by each Fund to one or more initial investors. Initial investors participating in the seeding may be Authorized Participants, a lead market maker or other third party investor or an affiliate of each Fund or each Fund’s adviser. Each such initial investor may sell some or all of the shares underlying the Creation Unit(s) held by them pursuant to the registration statement for each Fund (each, a “Selling Shareholder”), which shares have been registered to permit the resale from time to time after purchase. Each Fund will not receive any of the proceeds from the resale by the Selling Shareholders of these shares.
Selling Shareholders may sell shares owned by them directly or through broker-dealers, in accordance with applicable law, on any national securities exchange on which the shares may be listed or quoted at the time of sale, through trading systems, in the OTC market or in transactions other than on these exchanges or systems at fixed prices, at prevailing market prices at the time of the sale, at varying prices determined at the time of sale, or at negotiated prices. These sales may be effected through brokerage transactions, privately negotiated trades, block sales, entry into options or other derivatives transactions or through any other means authorized by applicable law. Selling Shareholders may redeem the shares held in Creation Unit size by them through an Authorized Participant.
Any Selling Shareholder and any broker-dealer or agents participating in the distribution of shares may be deemed to be “underwriters” within the meaning of Section 2(a)(11) of the 1933 Act, in connection with such sales.
Any Selling Shareholder and any other person participating in such distribution will be subject to applicable provisions of the 1934 Act and the rules and regulations thereunder.
CREATION AND REDEMPTION OF CREATION UNITS
The Trust issues and redeems Shares only in Creation Units on a continuous basis through the Transfer Agent, without a sales load (but subject to transaction fees, if applicable), at their NAV per share next determined after receipt of an order, on any Business Day, in proper form pursuant to the terms of the Authorized Participant Agreement (“Participant Agreement”). The

NAV of Shares is calculated each business day as of the scheduled close of regular trading on the NYSE, generally 4:00 p.m., Eastern time. The Funds will not issue fractional Creation Units. A “Business Day” is any day on which the NYSE is open for business.
Fund Deposit. The consideration for purchase of a Creation Unit of each Fund generally consists of the in-kind deposit of a designated portfolio of securities (the “Deposit Securities”) per each Creation Unit and the Cash Component (defined below), computed as described below. Notwithstanding the foregoing, the Trust reserves the right to permit or require the substitution of a “cash in lieu” amount (“Deposit Cash”) to be added to the Cash Component to replace any Deposit Security. When accepting purchases of Creation Units for all or a portion of Deposit Cash, each Fund may incur additional costs associated with the acquisition of Deposit Securities that would otherwise be provided by an in-kind purchaser.
Together, the Deposit Securities or Deposit Cash, as applicable, and the Cash Component constitute the “Fund Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of each Fund. The “Cash Component” is an amount equal to the difference between the NAV of Shares (per Creation Unit) and the value of the Deposit Securities or Deposit Cash, as applicable. If the Cash Component is a positive number (i.e., the NAV per Creation Unit exceeds the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such positive amount. If the Cash Component is a negative number (i.e., the NAV per Creation Unit is less than the value of the Deposit Securities or Deposit Cash, as applicable), the Cash Component shall be such negative amount and the creator will be entitled to receive cash in an amount equal to the Cash Component. The Cash Component serves the function of compensating for any differences between the NAV per Creation Unit and the value of the Deposit Securities or Deposit Cash, as applicable. Computation of the Cash Component excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Securities, if applicable, which shall be the sole responsibility of the Authorized Participant (as defined below).
Each Fund, through NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), the list of the names and the required number of shares of each Deposit Security or the required amount of Deposit Cash, as applicable, to be included in the current Fund Deposit (based on information at the end of the previous Business Day) for each Fund. Such Fund Deposit is subject to any applicable adjustments as described below, to effect purchases of Creation Units of each Fund until such time as the next-announced composition of the Deposit Securities or the required amount of Deposit Cash, as applicable, is made available.
The identity and number of Shares of the Deposit Securities or the amount of Deposit Cash, as applicable, required for a Fund Deposit for each Fund changes as rebalancing adjustments and corporate action events are reflected from time to time by the Sub-Adviser with a view to the investment objective of each Fund.
The Trust reserves the right to permit or require the substitution of Deposit Cash to replace any Deposit Security, which shall be added to the Cash Component, including, without limitation, in situations where the Deposit Security: (i) may not be available in sufficient quantity for delivery; (ii) may not be eligible for transfer through the systems of DTC for corporate securities and municipal securities; (iii) may not be eligible for trading by an Authorized Participant (as defined below) or the investor for which it is acting; (iv) would be restricted under the securities laws or where the delivery of the Deposit Security to the Authorized Participant would result in the disposition of the Deposit Security by the Authorized Participant becoming restricted under the securities laws; or (v) in certain other situations (collectively, “custom orders”). The adjustments described above will reflect changes, known to the Adviser on the date of announcement to be in effect by the time of delivery of the Fund Deposit resulting from certain corporate actions.
Procedures for Purchase of Creation Units. To be eligible to place orders with the Transfer Agent to purchase a Creation Unit of each Fund, an entity must be (i) a “Participating Party” (i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC (the “Clearing Process”)), a clearing agency that is registered with the SEC; or (ii) a DTC Participant (see “Book Entry Only System”). In addition, each Participating Party or DTC Participant (each, an “Authorized Participant”) must execute a Participant Agreement that has been agreed to by the Distributor, and that has been accepted by the Transfer Agent, with respect to purchases and redemptions of Creation Units. Each Authorized Participant will agree, pursuant to the terms of a Participant Agreement, on behalf of itself or any investor on whose behalf it will act, to certain conditions, including that it will pay to the Trust, an amount of cash sufficient to pay the Cash Component together with the creation transaction fee (described below), if applicable, and any other applicable fees and taxes.
All orders to purchase Shares directly from each Fund must be placed for one or more Creation Units and in the manner and by the time set forth in the Participant Agreement and/or applicable order form. The order cut-off time for each Fund for orders to purchase Creation Units is expected to be 3:00 p.m. Eastern time, which time may be modified by each Fund from time-to-time by amendment to the Participant Agreement and/or applicable order form. The date on which an order to purchase Creation Units (or an order to redeem Creation Units, as set forth below) is received and accepted is referred to as the “Order Placement Date.”
An Authorized Participant may require an investor to make certain representations or enter into agreements with respect to the order (e.g., to provide for payments of cash, when required). Investors should be aware that their particular broker may not have executed a Participant Agreement and that, therefore, orders to purchase Shares directly from each Fund in Creation Units have to be placed by the investor’s broker through an Authorized Participant that has executed a Participant Agreement. In such cases there may be additional charges to such investor. At any given time, there may be only a limited number of broker-dealers that have executed a Participant Agreement and only a small number of such Authorized Participants may have international capabilities.
On days when the Exchange closes earlier than normal, each Fund may require orders to create Creation Units to be placed earlier in the day. In addition, if a market or markets on which each Fund’s investments are primarily traded is closed, each Fund will also generally not accept orders on such day(s). Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Transfer Agent pursuant to procedures set forth in the Participant Agreement and in accordance with the applicable order form. On behalf of each Fund, the Transfer Agent will notify the Custodian of such order. The Custodian will then provide such information to the appropriate local sub-custodian(s). Those placing orders through an Authorized Participant should allow sufficient time to permit proper submission of the purchase order to the Transfer Agent by the cut-off time on such Business Day. Economic or market disruptions or changes, or telephone or other communication failure may impede the ability to reach the Transfer Agent or an Authorized Participant.

Fund Deposits must be delivered by an Authorized Participant through the Federal Reserve System (for cash) or through DTC (for corporate securities), through a subcustody agent (for foreign securities), and/or through such other arrangements allowed by the Trust or its agents. With respect to foreign Deposit Securities, the Custodian shall cause the subcustodian of each Fund to maintain an account into which the Authorized Participant shall deliver, on behalf of itself or the party on whose behalf it is acting, such Deposit Securities (or Deposit Cash for all or a part of such securities, as permitted or required), with any appropriate adjustments as advised by the Trust. Foreign Deposit Securities must be delivered to an account maintained at the applicable local subcustodian. Each Fund Deposit transfer must be ordered by the Authorized Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Securities or Deposit Cash, as applicable, to the account of each Fund or its agents by no later than 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If each Fund or its agents do not receive all of the Deposit Securities, or the required Deposit Cash in lieu thereof, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to each Fund for losses, if any, resulting therefrom. The “Settlement Date” for each Fund is generally the second Business Day after the Order Placement Date. All questions as to the number of Deposit Securities or Deposit Cash to be delivered, as applicable, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities or cash, as applicable, will be determined by the Trust, whose determination shall be final and binding. The amount of cash represented by the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than the Settlement Date. If the Cash Component and the Deposit Securities or Deposit Cash, as applicable, are not received by the Custodian in a timely manner by the Settlement Date, the creation order may be cancelled. Upon written notice to the Transfer Agent, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then current NAV of each Fund.
The order shall be deemed to be received on the Business Day on which the order is placed provided that the order is placed in proper form prior to the applicable cut-off time and the federal funds in the appropriate amount are deposited with the Custodian on the Settlement Date. If the order is not placed in proper form as required, or federal funds in the appropriate amount are not received on the Settlement Date, then the order may be deemed to be rejected and the Authorized Participant shall be liable to each Fund for losses, if any, resulting therefrom. A creation request is considered to be in “proper form” if all procedures set forth in the Participant Agreement, order form and this SAI are properly followed.
Issuance of a Creation Unit. Except as provided in this SAI, Creation Units will not be issued until the transfer of good title to the Trust of the Deposit Securities or payment of Deposit Cash, as applicable, and the payment of the Cash Component have been completed. When the subcustodian has confirmed to the Custodian that the required Deposit Securities (or the cash value thereof) have been delivered to the account of the relevant subcustodian or subcustodians, the Transfer Agent and the Adviser shall be notified of such delivery, and the Trust will issue and cause the delivery of the Creation Units. The delivery of Creation Units so created generally will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Transfer Agent. The Authorized Participant shall be liable to each Fund for losses, if any, resulting from unsettled orders.
Creation Units may be purchased in advance of receipt by the Trust of all or a portion of the applicable Deposit Securities as described below. In these circumstances, the initial deposit will have a value greater than the NAV of Shares on the date the order is placed in proper form since, in addition to available Deposit Securities, cash must be deposited in an amount equal to the sum of (i) the Cash Component, plus (ii) an additional amount of cash equal to a percentage of the value as set forth in the Participant Agreement, of the undelivered Deposit Securities (the “Additional Cash Deposit”), which shall be maintained in a separate non-interest bearing collateral account. The Authorized Participant must deposit with the Custodian the Additional Cash Deposit, as applicable, by 12:00 p.m. Eastern time (or such other time as specified by the Trust) on the Settlement Date. If each Fund or its agents do not receive the Additional Cash Deposit in the appropriate amount, by such time, then the order may be deemed rejected and the Authorized Participant shall be liable to each Fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Trust, pending delivery of the missing Deposit Securities to the extent necessary to maintain the Additional Cash Deposit with the Trust in an amount at least equal to the applicable percentage, as set forth in the Participant Agreement, of the daily market value of the missing Deposit Securities. The Participant Agreement will permit the Trust to buy the missing Deposit Securities at any time. Authorized Participants will be liable to the Trust for the costs incurred by the Trust in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Securities exceeds the value of such Deposit Securities on the day the purchase order was deemed received by the Transfer Agent plus the brokerage and related transaction costs associated with such purchases. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Securities have been properly received by the Custodian or purchased by the Trust and deposited into the Trust. In addition, a transaction fee, as described below under “Creation Transaction Fee,” may be charged. The delivery of Creation Units so created generally will occur no later than the Settlement Date.
Acceptance of Orders of Creation Units. The Trust reserves the right to reject an order for Creation Units transmitted to it by the Transfer Agent with respect to each Fund including, without limitation, if (a) the order is not in proper form; (b) the Deposit Securities or Deposit Cash, as applicable, delivered by the Participant are not as disseminated through the facilities of the NSCC for that date by the Custodian; (c) the investor(s), upon obtaining Shares ordered, would own 80% or more of the currently outstanding Shares; (d) the acceptance of the Fund Deposit would, in the opinion of counsel, be unlawful; (e) the acceptance or receipt of the order for a Creation Unit would, in the opinion of counsel to the Trust, be unlawful; or (f) in the event that circumstances outside the control of the Trust, the Custodian, the Transfer Agent and/or the Adviser make it for all practical purposes not feasible to process orders for Creation Units.
Examples of such circumstances include acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outages resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Trust, the Distributor, the Custodian, a sub-custodian, the Transfer Agent, DTC, NSCC, Federal Reserve System, or any other participant in the creation process, and other extraordinary events. The Transfer Agent shall notify a prospective creator of a Creation Unit and/or the Authorized Participant acting on behalf of the creator of a Creation Unit of its rejection of the order of such person. The Trust, the Transfer Agent, the Custodian, any sub-custodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits nor shall either of them incur any liability for the failure to give any such notification. The Trust, the Transfer Agent, the Custodian and the Distributor shall not be liable for the rejection of any purchase order for Creation Units.

All questions as to the number of Shares of each security in the Deposit Securities and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Trust, and the Trust’s determination shall be final and binding.
Creation Transaction Fee. A fixed purchase (i.e., creation) transaction fee, payable to each Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the purchase of Creation Units (“Creation Order Costs”). The creation transaction fee charged by the ASYMmetric Smart Alpha S&P 500® ETF for each creation order is $750. The creation transaction fee charged by the ASYMmetric Smart Income ETF for each creation order is $300. Each Fund may adjust the standard fixed creation transaction fee from time to time. The fixed creation fee may be waived on certain orders if each Fund’s custodian has determined to waive some or all of the Creation Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to each Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash purchases, non-standard orders, or partial cash purchases of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with buying the securities with cash. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for creation orders that facilitate the rebalance of each Fund’s portfolio in a more tax efficient manner than could be achieved without such order.
Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring Fund Securities from the Trust to their account or on their order.
Risks of Purchasing Creation Units. There are certain legal risks unique to investors purchasing Creation Units directly from each Fund. Because Shares may be issued on an ongoing basis, a “distribution” of Shares could be occurring at any time. Certain activities that a shareholder performs as a dealer could, depending on the circumstances, result in the shareholder being deemed a participant in the distribution in a manner that could render the shareholder a statutory underwriter and subject to the prospectus delivery and liability provisions of the Securities Act. For example, a shareholder could be deemed a statutory underwriter if it purchases Creation Units from each Fund, breaks them down into the constituent shares, and sells those shares directly to customers, or if a shareholder chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary-market demand for Shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause you to be deemed an underwriter.
Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Shares as part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act.
Redemption. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by each Fund through the Transfer Agent and only on a Business Day. EXCEPT UPON LIQUIDATION OF A FUND, THE TRUST WILL NOT REDEEM SHARES IN AMOUNTS LESS THAN CREATION UNITS. Investors must accumulate enough Shares in the secondary market to constitute a Creation Unit to have such Shares redeemed by the Trust. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.
With respect to each Fund, the Custodian, through the NSCC, makes available prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) on each Business Day, the list of the names and Share quantities of each Fund’s portfolio securities that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day (“Fund Securities”). Fund Securities received on redemption may not be identical to Deposit Securities.
Redemption proceeds for a Creation Unit are paid either in-kind or in cash, or combination thereof, as determined by the Trust. With respect to in-kind redemptions of each Fund, redemption proceeds for a Creation Unit will consist of Fund Securities - as announced by the Custodian on the Business Day of the request for redemption received in proper form plus cash in an amount equal to the difference between the NAV of Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Fund Securities (the “Cash Redemption Amount”), less a fixed redemption transaction fee, as applicable, as set forth below. In the event that the Fund Securities have a value greater than the NAV of Shares, a compensating cash payment equal to the differential is required to be made by or through an Authorized Participant by the redeeming shareholder. Notwithstanding the foregoing, at the Trust’s discretion, an Authorized Participant may receive the corresponding cash value of the securities in lieu of the in-kind securities value representing one or more Fund Securities.
Redemption Transaction Fee. A fixed redemption transaction fee, payable to the Fund’s custodian, may be imposed for the transfer and other transaction costs associated with the redemption of Creation Units (“Redemption Order Costs”). The redemption transaction fee charged by the ASYMmetric Smart Alpha S&P 500® ETF for each redemption order is $750. The redemption transaction fee charged by the ASYMmetric Smart Income ETF for each redemption order is $300. Each Fund may adjust the redemption transaction fee from time to time. The fixed redemption fee may be waived on certain orders if each Fund’s custodian has determined to waive some or all of the Redemption Order Costs associated with the order or another party, such as the Adviser, has agreed to pay such fee.
In addition, a variable fee, payable to each Fund, of up to a maximum of 2% of the value of the Creation Units subject to the transaction may be imposed for cash redemptions, non-standard orders, or partial cash redemptions (when cash redemptions are available) of Creation Units. The variable charge is primarily designed to cover additional costs (e.g., brokerage, taxes) involved with selling portfolio securities to satisfy a cash redemption. Each Fund may determine to not charge a variable fee on certain orders when the Adviser has determined that doing so is in the best interests of Fund shareholders, e.g., for redemption orders that facilitate the rebalance of each Fund’s portfolio in a more tax efficient manner than could be achieved without such order.

Investors who use the services of a broker or other such intermediary may be charged a fee for such services. Investors are responsible for the fixed costs of transferring the Fund Securities from the Trust to their account or on their order.
Procedures for Redemption of Creation Units. Orders to redeem Creation Units must be submitted in proper form to the Transfer Agent prior to 3:00 p.m. Eastern time. A redemption request is considered to be in “proper form” if (i) an Authorized Participant has transferred or caused to be transferred to the Trust’s Transfer Agent the Creation Unit(s) being redeemed through the book-entry system of DTC so as to be effective by the time as set forth in the Participant Agreement and (ii) a request in form satisfactory to the Trust is received by the Transfer Agent from the Authorized Participant on behalf of itself or another redeeming investor within the time periods specified in the Participant Agreement. If the Transfer Agent does not receive the investor’s Shares through DTC’s facilities by the times and pursuant to the other terms and conditions set forth in the Participant Agreement, the redemption request shall be rejected.
The Authorized Participant must transmit the request for redemption, in the form required by the Trust, to the Transfer Agent in accordance with procedures set forth in the Participant Agreement. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, requests to redeem Creation Units may have to be placed by the investor’s broker through an Authorized Participant who has executed a Participant Agreement. Investors making a redemption request should be aware that such request must be in the form specified by such Authorized Participant. Investors making a request to redeem Creation Units should allow sufficient time to permit proper submission of the request by an Authorized Participant and transfer of Shares to the Trust’s Transfer Agent; such investors should allow for the additional time that may be required to effect redemptions through their banks, brokers or other financial intermediaries if such intermediaries are not Authorized Participants.
Additional Redemption Procedures. In connection with taking delivery of Shares of Fund Securities upon redemption of Creation Units, a redeeming shareholder or Authorized Participant acting on behalf of such shareholder must maintain appropriate custody arrangements with a qualified broker-dealer, bank or other custody providers in each jurisdiction in which any of the Fund Securities are customarily traded, to which account such Fund Securities will be delivered. Deliveries of redemption proceeds generally will be made within two business days of the trade date.
The Trust may in its discretion exercise its option to redeem such Shares in cash, and the redeeming investor will be required to receive its redemption proceeds in cash. In addition, an investor may request a redemption in cash that each Fund may, in its sole discretion, permit. In either case, the investor will receive a cash payment equal to the NAV of its Shares based on the NAV of Shares next determined after the redemption request is received in proper form (minus a redemption transaction fee, if applicable, and additional charge for requested cash redemptions specified above, to offset the Trust’s brokerage and other transaction costs associated with the disposition of Fund Securities). Each Fund may also, in its sole discretion, upon request of a shareholder, provide such redeemer a portfolio of securities that differs from the exact composition of the Fund Securities but does not differ in NAV.
Redemptions of Shares for Fund Securities will be subject to compliance with applicable federal and state securities laws and each Fund (whether or not it otherwise permits cash redemptions) reserves the right to redeem Creation Units for cash to the extent that the Trust could not lawfully deliver specific Fund Securities upon redemptions or could not do so without first registering the Fund Securities under such laws. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular security included in the Fund Securities applicable to the redemption of Creation Units may be paid an equivalent amount of cash. The Authorized Participant may request the redeeming investor of Shares to complete an order form or to enter into agreements with respect to such matters as compensating cash payment. Further, an Authorized Participant that is not a “qualified institutional buyer,” (“QIB”), as such term is defined under Rule 144A of the Securities Act, will not be able to receive Fund Securities that are restricted securities eligible for resale under Rule 144A. An Authorized Participant may be required by the Trust to provide a written confirmation with respect to QIB status to receive Fund Securities.
Because the portfolio securities of each Fund may trade on other exchanges on days that the Exchange is closed or are otherwise not Business Days for each Fund, shareholders may not be able to redeem their Shares, or to purchase or sell Shares on the Exchange, on days when the NAV of each Fund could be significantly affected by events in the relevant foreign markets.
The right of redemption may be suspended or the date of payment postponed with respect to each Fund (1) for any period during which the Exchange is closed (other than customary weekend and holiday closings); (2) for any period during which trading on the Exchange is suspended or restricted; (3) for any period during which an emergency exists as a result of which disposal of Shares or determination of the NAV of Shares is not reasonably practicable; or (4) in such other circumstance as is permitted by the SEC.
CONTINUOUS OFFERING
The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Trust on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery and liability provisions of the Securities Act.
For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Transfer Agent, breaks them down into constituent Shares, and sells such Shares directly to customers, or if it chooses to couple the creation of a supply of new Shares with an active selling effort involving solicitation of secondary market demand for Shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.
Broker-dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary trading transactions), and thus dealing with Shares that are part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, would be unable to take advantage of the prospectus-delivery exemption provided by Section 4(3) of the Securities Act. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. As a result, broker-dealer firms should note that dealers who are not underwriters but are participating in a distribution (as contrasted with ordinary secondary market transactions) and thus dealing with the Shares that are part of an over-allotment within the meaning of Section 4(3)(A) of the Securities Act would be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. Firms that incur a prospectus delivery obligation with respect to Shares are reminded that, under Rule 153 of the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.
DETERMINATION OF NET ASSET VALUE
The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Determination of Net Asset Value (NAV)”.
A fund’s share price is known as its NAV. Each Fund’s share price is calculated as of the close of regular trading on the NYSE, usually 4:00 p.m. Eastern Time (“Valuation Time”), each day the NYSE is open for business. The NYSE is open for business Monday through Friday, except in observation of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may close early on the business day before each of these holidays and on the day after Thanksgiving Day. NYSE holiday schedules are subject to change without notice. Because a Fund is exchange traded, the price an individual shareholder will buy or sell Fund shares at will be based on the market price determined by the secondary market, which may be higher or lower than the NAV of a Fund.
If the exchange or market on which a Fund’s investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. Creation/redemption transaction order time cutoffs would also be accelerated.
The value of a Fund’s assets that trade in markets outside the United States or in currencies other than the U.S. Dollar may fluctuate when foreign markets are open but the Fund is not open for business.
The NAV is calculated by dividing a Fund’s net assets by its shares outstanding. In calculating its NAV, each Fund generally values its assets on the basis of market quotations, the last sale or settlement prices, or estimates of value furnished by a pricing service or brokers who make markets in such instruments. Swap contracts are valued based on the value of the swap contract’s reference asset and are marked-to-market each day NAV is calculated. If such information is not available for a security held by a Fund, is determined to be unreliable, or (to the Adviser’s knowledge) does not reflect a significant event occurring after the close of the market on which the security principally trades (but before the close of trading on the NYSE), the security will be valued at fair value estimates by the Adviser under guidelines established by the Board of Trustees. Foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of such currencies against the U.S. Dollar, as provided by an independent pricing service or reporting agency. Each Fund also may rely on a pricing service in circumstances where the U.S. securities markets exceed a pre-determined threshold to value foreign securities held in a Fund’s portfolio. The pricing service, its methodology or the threshold may change from time to time.
Valuation of securities held by each Fund is as follows:
Equity Investments. Equity securities traded on a recognized securities exchange (e.g., NYSE), on separate trading boards of a securities exchange or through a market system that provides contemporaneous transaction pricing information (each, an “Exchange”) are valued using information obtained via independent pricing services, generally at the closing price on the Exchange on which the security is primarily traded, or if an Exchange closing price is not available, the last traded price on that Exchange prior to the time as of which each Fund’s assets or liabilities are valued. However, under certain circumstances, other means of determining current market value may be used. If an equity security is traded on more than one Exchange, the current market value of the security where it is primarily traded generally will be used. In the event that there are no sales involving an equity security held by each Fund on a day on which each Fund values such security, the prior day’s price will be used, unless, in accordance with valuation procedures approved by the Board (the “Valuation Procedures”), ASYMmetric determines in good faith that such prior day’s price no longer reflects the fair value of the security, in which case such asset would be treated as a Fair Value Asset (as defined below).
Options, Futures, Swaps and Other Derivatives. Exchange-traded equity options for which market quotations are readily available are valued at the mean of the last bid and ask prices as quoted on the Exchange or the board of trade on which such options are traded. In the event that there is no mean price available for an exchange traded equity option held by a Fund on a day on which each Fund values such option, the last bid (long positions) or ask (short positions) price, if available, will be used as the value of such option. If no such bid or ask price is available on a day on which a Fund values such option, the prior day’s price will be used, unless ASYMmetric determines in good faith that such prior day’s price no longer reflects the fair value of the option, in which case such option will be treated as a Fair Value Asset (as defined below). OTC derivatives are valued using the last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by each Fund’s approved independent third-party pricing services, each in accordance with the Valuation Procedures. OTC derivatives may be valued using a mathematical model which may incorporate a number of market data factors. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settle price as of the close of such exchanges. Swap agreements, including cleared swaps, and other derivatives are generally valued daily based upon quotations from swap clearing agencies, market makers or by a pricing service in accordance with the Valuation Procedures.
Underlying Funds. Shares of underlying ETFs will be valued at their most recent closing price on an Exchange. Shares of underlying money market funds will be valued at their NAV.
General Valuation Information. The price each Fund could receive upon the sale of any particular portfolio investment may differ from each Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by each Fund, and each Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. Each Fund’s ability to value its investment may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
All cash, receivables and current payables are carried on each Fund’s books at their face value.
Prices obtained from independent third-party pricing services, broker-dealers or market makers to value each Fund’s securities and other assets and liabilities are based on information available at the time each Fund values its assets and liabilities. In the event that a pricing service quotation is revised or updated subsequent to the day on which each Fund valued such security or other asset or liability, the revised pricing service quotation generally will be applied prospectively. Such determination will be made considering pertinent facts and circumstances surrounding the revision.
Generally, U.S. government securities, money market instruments and certain fixed-income securities is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the NAV of each Fund are determined as of such times.
Use of fair value prices and certain current market valuations could result in a difference between the prices used to calculate each Fund’s NAV and the prices used in each Index, which, in turn, could result in a difference between each Fund’s performance and the performance of each Index.
Fair Value. Pursuant to Rule 2a-5 under the 1940 Act, the Board has appointed the Adviser as each Fund’s valuation designee (the “Valuation Designee”) to perform all fair valuations of each Fund’s portfolio investments, subject to the Board’s oversight. As the Valuation Designee, the Adviser has established procedures for its fair valuation of each Fund’s portfolio investments. These procedures address, among other things, determining when market quotations are not readily available or reliable and the methodologies to be used for determining the fair value of investments, as well as the use and oversight of third-party pricing services for fair valuation. The Adviser’s fair value determinations will be carried out in compliance with Rule 2a-5 and based on fair value methodologies established and applied by the Adviser and periodically tested to ensure such methodologies are appropriate and accurate with respect to each Fund’s portfolio investments. The Adviser’s fair value methodologies may involve obtaining inputs and prices from third-party pricing services.
In calculating each Fund’s NAV per Share, each Fund’s investments are generally valued using market quotations to the extent such market quotations are readily available. If market quotations are not readily available or are deemed to be unreliable by the Adviser, the Adviser will fair value such investments and use the fair value to calculate each Fund’s NAV. When fair value pricing is employed, the prices of securities used by the Adviser to calculate each Fund’s NAV may differ from quoted or published prices for the same securities. Due to the subjective and variable nature of fair value pricing, it is possible that the fair value determined for a particular security may be materially different (higher or lower) from the price of the security quoted or published by others, or the value when trading resumes or is realized upon its sale. There may be multiple methods that can be used to value a portfolio investment when market quotations are not readily available. The value established for any portfolio investment at a point in time might differ from what would be produced using a different methodology or if it had been priced using market quotations.
Fair value represents a good faith approximation of the value of an asset or liability. When determining the fair value of an asset, one or more of a variety of fair valuation methodologies may be used (depending on certain factors, including the asset type). For example, the asset may be priced on the basis of the original cost of the investment or, alternatively, using proprietary or third-party models (including models that rely upon direct portfolio management pricing inputs and which reflect the significance attributed to the various factors and assumptions being considered). Prices of actual, executed or historical transactions in the relevant asset and/or liability (or related or comparable assets and/or liabilities) or, where appropriate, an appraisal by a third-party experienced in the valuation of similar assets and/or liabilities, may also be used as a basis for establishing the fair value of an asset or liability. The fair value of one or more assets or liabilities may not, in retrospect, be the price at which those assets or liabilities could have been sold during the period in which the particular fair values were used in determining each Fund’s NAV. As a result, each Fund’s sale or redemption of its shares at NAV, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.
Each Fund’s annual audited financial statements, which are prepared in accordance with accounting principles generally accepted in the United States of America (“US GAAP”), follow the requirements for valuation set forth in Financial Accounting Standards Board Accounting Standards Codification Topic 820, “Fair Value Measurements and Disclosures” (“ASC 820”), which defines and establishes a framework for measuring fair value under US GAAP and expands financial statement disclosure requirements relating to fair value measurements. Generally, ASC 820 and other accounting rules applicable to funds and various assets in which they invest are evolving. Such changes may adversely affect each Fund. For example, the evolution of rules governing the determination of the fair market value of assets or liabilities to the extent such rules become more stringent would tend to increase the cost and/or reduce the availability of third-party determinations of fair market value. This may in turn increase the costs associated with selling assets or affect their liquidity due to each Fund’s inability to obtain a third-party determination of fair market value.
TAXATION
Set forth below is a discussion of certain U.S. federal income tax considerations affecting each Fund and the purchase, ownership and disposition of Shares. It is based upon the Code, the regulations promulgated thereunder, judicial authorities, and administrative rulings and practices as in effect as of the date of this SAI, all of which are subject to change, possibly with retroactive effect. The following information supplements and should be read in conjunction with the section in the Prospectus entitled “Dividends, Distributions, and Taxes”.
This summary assumes that a Fund shareholder holds Shares as capital assets within the meaning of the Code, and does not hold Shares in connection with a trade or business. This summary does not address the potential U.S. federal income tax considerations possibly applicable to an investment in Shares to Fund shareholders holding Shares through a partnership (or other pass-through entity) or to Fund shareholders subject to special tax rules. Prospective Fund shareholders are urged to consult their own tax advisers with respect to the specific federal, state, local, and foreign tax consequences of investing in Shares based on their particular circumstances.
Neither Fund has requested nor will it request an advance ruling from the Internal Revenue Service (“IRS”) as to the federal income tax matters described below. The IRS could adopt positions contrary to those discussed below and such positions could be sustained. Prospective investors should consult their own tax advisers with regard to the federal tax consequences of the purchase, ownership, or disposition of Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.
Tax Treatment of the Funds
In General. Each Fund intends to qualify and elect to be treated as a RIC under the Code. To qualify and maintain its tax status as a RIC, a Fund must meet certain annual income and quarterly asset diversification requirements and must distribute annually at least the sum of ninety percent (90%) of its “investment company taxable income” (which includes dividends, interest, and net short-term capital gains) and ninety percent (90%) of its net exempt interest income. As a RIC, a Fund generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that it distributes to its shareholders.
With respect to some or all of its investments, a Fund may be required to recognize taxable income in advance of receiving the related cash payment. For example, if a Fund invests in original issue discount obligations (such as zero coupon debt instruments or debt instruments with payment-in-kind interest), the Fund will be required to include as interest income a portion of the original issue discount that accrues over the term of the obligation, even if the related cash payment is not received by the Fund until a later year. Under the “wash sale” rules, a Fund may not be able to deduct a loss on a disposition of a portfolio security. As a result, a Fund may be required to make an annual income distribution greater than the total cash actually received during the year. Such distribution may be made from the cash assets of the Fund or by selling portfolio securities. A Fund may realize gains or losses from such sales, in which event the Fund’s shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.
A Fund will be subject to a four percent (4%) excise tax on certain undistributed income if the Fund does not distribute to its shareholders in each calendar year at least 98% of its ordinary income for the calendar year plus 98.2% of its capital gain net income for the twelve months ended October 31 of such year, as well as 100% of any previously distributed income from prior years. Each Fund intends to make distributions necessary to avoid the 4% excise tax.
Failure to Maintain RIC Status. If a Fund fails to qualify as a RIC for any year (subject to certain curative measures allowed by the Code), the Fund will be subject to regular corporate-level income tax in that year on all of its taxable income, regardless of whether the Fund makes any distributions to its shareholders. In addition, distributions will be taxable to the Fund’s shareholders generally as ordinary dividends to the extent of the Fund’s current and accumulated earnings and profits. Distributions from a non-qualifying Fund’s earnings and profits will be taxable to the Fund’s shareholders as regular dividends, possibly eligible for (1) in the case of an individual Fund shareholder, treatment as qualified dividend income (as discussed below) subject to tax at preferential capital gains rates or (2) in the case of a corporate Fund shareholder, a dividends received deduction.
Futures Contracts. A Fund may be required to mark-to-market and recognize as income for each taxable year its net unrealized gains and losses on certain futures contracts. In addition, a Fund may be required to defer the recognition of losses on futures contracts to the extent of any unrecognized gains on related positions held by the Fund. Any income from futures contracts would be subject to the RIC distribution requirements and would be taken into account for purposes of the 4% excise tax (described above).
Special or Uncertain Tax Consequences. A Fund’s investment or other activities could be subject to special and complex tax rules that may produce differing tax consequences, such as disallowing or limiting the use of losses or deductions (such as the “wash sale” rules), causing the recognition of income or gain without a corresponding receipt of cash, affecting the time as to when a purchase or sale of stock or securities is deemed to occur, or altering the characterization of certain complex financial transactions. Each Fund will monitor its investment activities for any adverse effects that may result from these special tax rules.
A Fund may engage in investment or other activities the treatment of which may not be clear or may be subject to recharacterization by the IRS. In particular, the tax treatment of swaps and other derivatives is unclear for purposes of determining a Fund’s status as a RIC. If a final determination on the tax treatment of a Fund’s investment or other activities differs from the Fund’s original expectations, the final determination could adversely affect the Fund’s status as a RIC or the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell assets, alter its portfolio or take other action in order to comply with the final determination.
Tax Treatment of Fund Shareholders
Fund Distributions. In general, Fund distributions are subject to federal income tax when paid, regardless of whether they consist of cash or property or are reinvested in Shares. However, any Fund dividend declared in October, November, or December of any calendar year and payable to shareholders of record on a specified date during such month will be deemed to have been received by each Fund shareholder on December 31 of such calendar year, provided such dividend is actually paid during January of the following calendar year.
Distributions of a Fund’s net investment income (other than, as discussed below, qualified dividend income) and net short-term capital gains are taxable as ordinary income to the extent of the Fund’s current or accumulated earnings and profits. Distributions of a Fund’s net long-term capital gains in excess of net short-term capital losses are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, regardless of a Fund shareholder’s holding period in the Fund’s Shares. Distributions of qualified dividend income are taxable as long-term capital gain to the extent of the Fund’s current or accumulated earnings and profits, provided that a Fund shareholder meets certain holding period and other requirements with respect to the distributing Fund’s Shares and the distributing Fund meets certain holding period and other requirements with respect to its dividend-paying stocks. To the extent that a Fund makes a distribution of income received by such Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, such income will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
The ASYMmetric Smart Income ETF expects to pay out dividends, if any, on a quarterly basis, and the ASYMmetric Smart Alpha S&P 500® ETF expects to pay out dividends, if any, on an annual basis. Nonetheless, each Fund may make more frequent dividend payments. Each Fund expects to distribute its net realized capital gains to investors annually. However, by providing written notice to its shareholders no later than 60 days after its year-end, a Fund may elect to retain some or all of its long-term capital gains and designate the retained amount as a “deemed distribution”. In that event, a Fund pays income tax on the retained long-term capital gain, and each Fund shareholder recognizes a proportionate share of the Fund’s undistributed long-term capital gain. In addition, a Fund shareholder can claim a refundable tax credit for the shareholder’s proportionate share of the Fund’s income taxes paid on the undistributed long-term capital gain and increase the tax basis of the Shares by an amount equal to the shareholder’s proportionate share of the Fund’s undistributed long-term capital gains, reduced by the amount of the shareholder’s tax credit.
Long-term capital gains of non-corporate Fund shareholders (i.e., individuals, trusts, and estates) are taxed at a maximum rate of 20%.
In addition, high-income individuals (and certain trusts and estates) will be subject to a 3.8% Medicare tax on net investment income (which generally includes all Fund distributions and gains from the sale of Shares) in addition to otherwise applicable federal income tax. Please consult your tax adviser regarding this tax.
Investors considering buying Shares just prior to a distribution should be aware that, although the price of the Shares purchased at such time may reflect the forthcoming distribution, such distribution nevertheless may be taxable (as opposed to a non-taxable return of capital).
Sales of Shares. Any capital gain or loss realized upon a sale of Shares is treated generally as a long-term gain or loss if the Shares have been held for more than one year. Any capital gain or loss realized upon a sale of Shares held for one year or less is generally treated as a short-term gain or loss, except that any capital loss on the sale of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.
In-Kind Creation Unit Issues and Redemptions. On an issue of Shares as part of a Creation Unit made by means of an in-kind deposit, an Authorized Participant recognizes capital gain or loss equal to the difference between (1) the fair market where the creation is conducted in-kind by deposit of Deposit Securities value (at issue) of the issued Shares (plus any cash received by the Authorized Participant as part of the issue) and (2) the Authorized Participant’s aggregate basis in the exchanged securities (plus any cash paid by the Authorized Participant as part of the issue). On a redemption of Shares as part of a Creation Unit where the redemption is conducted in-kind by a payment of Fund Securities, an Authorized Participant recognizes capital gain or loss equal to the difference between (1) the fair market value (at redemption) of the securities received (plus any cash received by the Authorized Participant as part of the redemption) and (2) the Authorized Participant’s basis in the redeemed Shares (plus any cash paid by the Authorized Participant as part of the redemption). However, the IRS may assert, under the “wash sale” rules or on the basis that there has been no significant change in the Authorized Participant’s economic position, that any loss on an issue or redemption of Creation Units cannot be deducted currently.
In general, any capital gain or loss recognized upon the issue or redemption of Shares (as components of a Creation Unit) is treated either as long-term capital gain or loss, if the deposited securities (in the case of an issue) or the Shares (in the case of a redemption) have been held for more than one year, or otherwise as short-term capital gain or loss. However, any capital loss recognized on a redemption of Shares held for six months or less is treated as long-term capital loss to the extent that capital gain dividends were paid with respect to such Shares.
Back-Up Withholding. A Fund or applicable intermediary (such as a broker) may be required to report certain information on a Fund shareholder to the IRS and withhold federal income tax (“backup withholding”) at a 24% rate from all taxable distributions and redemption proceeds payable to the Fund shareholder if the Fund shareholder fails to provide the Fund or applicable intermediary (such as a broker) with a correct taxpayer identification number (or, in the case of a U.S. individual, a social security number) or a completed exemption certificate (e.g., an IRS Form W-8BEN or W- 8BEN-E, as applicable, in the case of a foreign Fund shareholder) or if the IRS notifies the Fund or applicable intermediary that the Fund’s shareholder is otherwise subject to backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a Fund shareholder’s federal income tax liability.
Tax Shelter Reporting Regulations. If a Fund shareholder recognizes a loss with respect to Shares of $2 million or more for an individual Fund shareholder or $10 million or more for a corporate shareholder in any single taxable year (or a greater loss over a combination of years), the Fund shareholder may be required file a disclosure statement with the IRS. Significant penalties may be imposed upon the failure to comply with these reporting rules.
Special Issues for Foreign Shareholders
In general, if a Fund shareholder is not a U.S. citizen or resident or if a Fund shareholder is a foreign entity, the Fund’s ordinary income dividends (including distributions of other amounts that would not be subject to U.S. withholding tax if paid directly to foreign Fund shareholders) will be subject, in general, to withholding tax at a rate of 30% (or at a lower rate established under an applicable tax treaty). However interest-related dividends and short-term capital gain dividends generally will not be subject to withholding tax; provided that the foreign Fund shareholder furnishes the Fund or applicable intermediary with a completed IRS Form W-8BEN or W-8BEN-E, as applicable, (or acceptable substitute documentation) establishing the Fund shareholder’s status as foreign and that the Fund or applicable intermediary does not have actual knowledge or reason to know that the foreign Fund shareholder would be subject to withholding tax if the foreign Fund shareholder were to receive the related amounts directly rather than as dividends from each Fund.
Under current law, gain on a sale of Shares or an exchange of such Shares will be exempt from U.S. federal income tax (including withholding at the source) unless (1) in the case of an individual foreign Fund shareholder, the Fund shareholder is physically present in the United States for more than 182 days during the taxable year and meets certain other requirements, or (2) at any time during the shorter of the period during which the foreign Fund shareholder held such Shares of the Fund and the five-year period ending on the date of the disposition of those shares, the Fund was a “U.S. real property holding corporation” (as defined below), and the foreign Fund shareholder actually or constructively held more than 5% of the Shares. In the case of a disposition described in clause (2) of the preceding sentence, the gain would be taxed in the same manner as for a domestic Fund shareholder and in certain cases will be collected through withholding at the source in an amount equal to 15% of the sales proceeds.
Unless treated as a “domestically-controlled” RIC, a Fund will be a “U.S. real property holding corporation” if the fair market value of its U.S. real property interests (which includes shares of U.S. real property holding corporations and certain participating debt securities) equals or exceeds 50% of the fair market value of such interests plus its interests in real property located outside the United States plus any other assets used or held for use in a business. A “domestically controlled” RIC is any RIC in which at all times during the relevant testing period 50% or more in value of the RIC’s stock was owned by U.S. persons.
Under the Foreign Account Tax Compliance Act (i.e., FATCA), foreign shareholders will be subject to U.S. withholding tax of 30 percent on all U.S. source income (including all dividends from a Fund), unless they comply with certain reporting requirements. Complying with such requirements will require the shareholder to provide and certify certain information about itself and (where applicable) its beneficial owners, and foreign financial institutions generally will be required to enter in an agreement with the U.S. Internal Revenue Service or tax authority in the institution’s own country to provide certain information regarding such shareholder’s account holders. Please consult your tax adviser regarding this tax.
To claim a credit or refund for any Fund-level taxes on any undistributed long-term capital gains (as discussed above) or any taxes collected through withholding, a foreign Fund shareholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the foreign Fund shareholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. income tax return.
The foregoing discussion is a summary of certain material U.S. federal income tax considerations only and is not intended as a substitute for careful tax planning. Purchasers of shares should consult their own tax advisers as to the tax consequences of investing in such shares, including consequences under state, local and non-U.S. tax laws. Finally, the foregoing discussion is based on applicable provisions of the Internal Revenue Code, regulations, judicial authority and administrative interpretations in effect on the date of this SAI. Changes in applicable authority could materially affect the conclusions discussed above, and such changes often occur.
Additional Tax Information Concerning REITs and MLPs (ASYMmetric Smart Income ETF only)
The Fund may invest in entities treated as REITs or MLPs for U.S. federal income tax purposes.
In general, for purposes of the Qualifying Income Requirement described above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership that would be qualifying income if realized directly by the Fund. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (i) interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (ii) that derives at least 90% of its income from the passive income sources specified in Code section 7704(d), and (iii) that generally derives less than 90% of its income from the qualifying income described in the Qualifying Income Requirement) will be treated as qualifying income. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.
The Fund may invest in certain MLPs which may be treated as “qualified publicly traded partnerships.” Income from qualified publicly traded partnerships is qualifying income for purposes of the Qualifying Income Requirement, but the Fund’s investment in one or more of such “qualified publicly traded partnerships” is limited under the Diversification Requirement to no more than 25% of the value of the Fund’s assets. The Fund will monitor its investments in such qualified publicly traded partnerships to ensure compliance with the Qualifying Income Requirement and the Diversification Requirement. MLPs and other partnerships that the Fund may invest in will deliver Form K-1s to the Fund to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Form K-1s may be delayed and may not be received until after the time that the Fund issues its tax reporting statements. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your tax reporting statement.
“Qualified publicly traded partnership income” within the meaning of Section 199A(e)(5) of the Code is eligible for a 20% deduction by non-corporate taxpayers. Qualified publicly traded partnership income is generally income of a “publicly traded partnership” that is not treated as a corporation for U.S. federal income tax purposes that is effectively connected with such entity’s trade or business, but does not include certain investment income. A “publicly traded partnership” for purposes of this deduction is not necessarily the same as a “qualified publicly traded partnership” as defined for the purpose of the immediately preceding paragraphs. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Code does not contain a provision permitting a RIC, such as the Fund, to pass the special character of this income through to its shareholders. Currently, direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not. It is uncertain whether future technical corrections or administrative guidance will address this issue to enable the Fund to pass through the special character of “qualified publicly traded partnership income” to shareholders.
The Fund may invest in REITs. Investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. To generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes these amounts, these distributions could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income or qualify for the dividends received deduction. If a REIT is operated in a manner such that it fails to qualify as a REIT, an investment in the REIT would become subject to double taxation, meaning the taxable income of the REIT would be subject to federal income tax at the regular corporate rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the REIT’s current and accumulated earnings and profits.
REITs in which the Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, the Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, you will be sent a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

The Code treats “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) as eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). Treasury Regulations provide that distributions by the Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. The Fund is permitted to report such part of its dividends as section 199A dividends as are eligible, but is not required to do so.
MISCELLANEOUS INFORMATION
Shareholder Communications to the Board
The Board has established a process for shareholders to communicate with the Board. Shareholders may contact the Board by mail. Correspondence should be addressed to ASYMmetric ETFs Trust c/o ASYMmetric ETFs, LLC, 158 East 126th Street, Suite 304, New York, NY 10035, ATTN: Secretary of the Trust. Shareholder communications to the Board should include the following information: (i) the name and address of the shareholder; (ii) the number of shares owned by the shareholder; (iii) each Fund(s) of which the shareholder owns shares; and (iv) if these shares are owned indirectly through a broker, financial intermediary or other record owner, the name of the broker, financial intermediary or other record owner. All correspondence received as set forth above shall be reviewed by the Secretary of the Trust and reported to the Board.
Investors’ Rights
Each Fund relies on the services of ASYMmetric and its other service providers, including the Subadviser, Distributor, administrator, fund accountant, custodian and transfer agent. Further information about the duties and roles of these service providers is set out in this SAI. Investors who acquire shares of each Fund are not parties to the relevant agreement with these service providers and do not have express contractual rights against each Fund or its service providers, except certain institutional investors that are Authorized Participants may have certain express contractual rights with respect to the Distributor under the terms of the relevant authorized participant agreement. Investors may have certain legal rights under federal or state law against each Fund or its service providers. In the event that an investor considers that it may have a claim against each Fund, or against any service provider in connection with its investment in each Fund, such investor should consult its own legal adviser.
By contract, Authorized Participants irrevocably submit to the non-exclusive jurisdiction of any New York State or U.S. federal court sitting in New York City over any suit, action or proceeding arising out of or relating to the authorized participant agreement. Jurisdiction over other claims, whether by investors or Authorized Participants, will turn on the facts of the particular case and the law of the jurisdiction in which the proceeding is brought.
Each Fund is not sponsored, endorsed, sold, or promoted by the NYSE Arca. The NYSE Arca makes no representation or warranty, express or implied, to the owners of Shares or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objective. The NYSE Arca has no obligation or liability in connection with the administration, marketing, or trading of each Fund.
FINANCIAL STATEMENTS
Financial Statements and Annual Reports will be available after the Funds have completed a fiscal year of operations. When available, you may request a copy of the Funds’ Annual Report at no charge by calling 1-866-ASYM777 or through the Funds’ website at www.asymshares.com.
34

PART C
OTHER INFORMATION

Item 28.			Exhibits

(a)			Declaration of Trust of the Registrant dated August 7, 2020.[1]

(b)			By-laws of the Registrant dated August 7, 2020.[1]

(c)			Instruments defining rights of security holders with respect to the Registrant are contained in the Declaration of Trust and By-Laws, which are incorporated by reference to Exhibits (a) and (b) of Item 28 of Part C herewith.

(d)	(1)	(A)	Investment Advisory Agreement between the Trust and ASYMmetric ETFs, LLC (the “Adviser”) dated February 12, 2021.[2]

		(B)	First Amendment to the Investment Advisory Agreement between the Trust and ASYMmetric ETFs, LLC (the “Adviser”) dated June 3, 2021[4]

		(C)	Second Amendment to Investment Advisory Agreement between the Trust and ASYMmetric ETFs, LLC - filed herewith

	(2)	(A)	Subadvisory Agreement between the Trust and Toroso Investments, LLC (the “Subadviser”) dated February 12, 2021[2]

		(B)	Amended Schedule A to Subadvisory Agreement between the Trust and Toroso Investments, LLC - filed herewith

(e)	(1)	(A)	Distribution Agreement between the Trust and Foreside Fund Services, LLC, dated February 12, 2021.[2]

		(B)	Form of Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC - filed herewith

	(2)		Novation Agreement between the Trust and Foreside Fund Services, LLC, dated September 30, 2021.[3]

	(3)		Form of Authorized Participant Agreement.[2]

(f)			Bonus, profit sharing or pensions plans. (Not applicable)

(g)	(1)	(A)	Custody Agreement between the Trust and U.S. Bank National Association, dated February 9, 2021.[2]

		(B)	Amended Exhibit A to Custody Agreement – filed herewith

(h)	(1)	(A)	Fund Administration Servicing Agreement between the Trust and U.S. Bancorp Fund Services d/b/a U.S. Bank Global Fund Services dated February 11, 2021.[2]

		(B)	Amended Exhibit A to Fund Administration Servicing Agreement – filed herewith

	(2)	(A)	Fund Accounting Servicing Agreement between the Trust and U.S. Bancorp Fund Services d/b/a U.S. Bank Global Fund Services, dated February 11, 2021.[2]

		(B)	Amended Exhibit A to Fund Accounting Servicing Agreement – filed herewith

	(3)	(A)	Transfer Agent Servicing Agreement between the Trust and U.S. Bancorp Fund Services d/b/a U.S. Bank Global Fund Services, dated February 11, 2021.[2]

		(B)	Amended Exhibit A to Transfer Agent Agreement – filed herewith

	(4)	(A)	Sublicense Agreement between the Trust and ASYMmetric ETFs, LLC, dated February 12, 2021.[2]

		(B)	Exhibit A to Sublicense Agreement - filed herewith

	(5)		Expense Limitation Agreement between the Trust and ASYMmetric ETFs, LLC, dated February 12, 2021.[2]

(i)		(A)	Opinion of Legal Counsel.[2]

		(B)	Opinion of Legal Counsel (ASYMmetric Smart Alpha S&P 500® ETF and ASYMmetric Smart Income ETF) – filed herewith

(j)	(1)		Consent of Independent Registered Public Accounting Firm – filed herewith

	(2)		Powers of Attorney for Vivienne Hsu, Winston I. Lowe, Suzanne Siracuse and William M. Thomas.[2]

(k)			Financial Statements Omitted from Prospectus. (Not applicable)

(l)			Initial Capital Agreement.[2]

(m)		(A)	Rule 12b-1 Distribution and Service Plan.[2]

		(B)	Amendment to Schedule A of the Rule 12b-1 Distribution and Service Plan – filed herewith

(n)			Plan Pursuant to Rule 18f-3 under the 1940 Act. (Not applicable)

(o)			Reserved.

(p)	(1)		Code of Ethics of the Registrant.[2]

(2)	Code of Ethics of the Adviser - filed herewith

(3)	Code of Ethics of the Subadviser.[2]

(1) Previously filed as exhibits to the Registration Statement filed on November 25, 2020, and incorporated by reference herein.
(2) Previously filed as exhibits to the Registration Statement filed on February 12, 2021, and incorporated by reference herein.
(3) Previously filed as exhibits to the Registration Statement filed on April 26, 2022, and incorporated by reference herein.
(4) Previously filed as exhibits to the Registration Statement filed on April 29, 2022, and incorporated by reference herein.

Item 29. Persons Controlled by or under Common Control with Registrant
The Registrant is managed by the Adviser, ASYMmetric ETFs, LLC, a wholly-owned subsidiary of ASYMmetric Holdings, Inc. ASYMmetric Investment Solutions, LLC, the Index Provider, is a related person, under common control with the Adviser that holds intellectual property relating to the Adviser’s management of the series of the Registrant.
Item 30. Indemnification
The Registrant is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust dated August 7, 2020, that permits the Registrant to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended (“1933 Act”), and the Investment Company Act of 1940, as amended (the “1940 Act”). The Registrant’s Declaration of Trust provides that officers and trustees of the Trust shall be indemnified by the Trust against liabilities and expenses of defense in proceedings against them by reason of the fact that they each serve as an officer or trustee of the Trust.
In particular, Article IX, Section 2 of the Registrant’s Declaration of Trust provides as follows:

Section 1.	INDEMNIFICATION.

(a) Subject to the exceptions and limitations contained in subsection (b) below:
(i)       every person who is, or has been, a Trustee or an officer, employee or agent of the Trust, including persons who act at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (“Covered Person”) shall be indemnified by the Trust or the appropriate Series to the maximum extent permitted by law against liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her being or having been a Covered Person and against amounts paid or incurred by him or her in the settlement thereof.
(ii)       as used herein, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits or proceedings (whether civil, criminal or administrative proceedings, regulatory investigations, or other proceedings, including appeals), actual or threatened, and the words “liability” and “expenses” shall include, without limitation, attorneys fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.
(b)       No indemnification shall be provided hereunder to a Covered Person:
(i)       who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the Trust, a Series or its or their Shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office or (B) not to have acted in good faith in the reasonable belief that his or her action was in the best interest of the Trust or Series, as the case may be; or
(ii)       in the event of a settlement, if there has been a determination that such Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office: (A) by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither Interested Persons of the Trust or Series, as applicable, nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).
(c)       The rights of indemnification herein provided may be insured against by policies maintained by the Trust or the Series, as applicable, shall be severable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled and shall inure to the benefit of the heirs, executors and administrators of a Covered Person. Nothing contained herein shall affect any rights to indemnification to which Trust or Series personnel other than Covered Persons may be entitled by contract or otherwise under law.
(d)       To the maximum extent permitted by applicable law, expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in subsection (a) of this Section shall be paid by the Trust or applicable Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him or her to the Trust or applicable Series if it is ultimately determined that he or she is not entitled to indemnification under this Section; provided, however, that any such advancement will be made in accordance with any conditions required by the Commission.
(e)       Any repeal or modification of this Article IX by the Shareholders, or adoption or modification of any other provision of this Declaration of Trust or the By-laws inconsistent with this Article, shall be prospective only, to the extent that such repeal or modification would, if applied retrospectively, adversely affect any limitation on the liability of any Covered Person or indemnification available to any Covered Person with respect to any act or omission which occurred prior to such repeal, modification or adoption.
Sections 7 and 12 of the Investment Advisory Agreement between the Trust and ASYMmetric ETFs, LLC provide:
7. Limits of Liability; Indemnification. The Adviser assumes no responsibility under this Agreement other than to render the services called for hereunder. The Adviser shall not be liable for any error of judgment or for any loss suffered by the Trust or a Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust’s registration statement under the 1940 Act or the Securities Act of 1933, as amended (“1933 Act”), except for information supplied by the Adviser for inclusion therein. The Trust agrees to indemnify the Adviser to the full extent permitted by the Trust’s Declaration of Trust.
12. Liability of Trust and Funds. It is expressly agreed that the obligations of the Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Trust personally, but shall bind only the trust property of the Trust as provided in the Declaration of Trust. This Agreement shall not be deemed to have been made by any of them individually or to impose any liability on them personally. With respect to any obligation of the Trust or a Fund arising under this Agreement, the Adviser shall look for payment or satisfaction of such obligation solely to the assets and property of the Fund to which such obligation relates, and under no circumstances shall the Adviser have the right to set off claims relating to a Fund by applying property of any other series of the Trust. The business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Funds.
Section 14 of the Sub-Advisory Agreement between the ASYMmetric ETFs, LLC and Toroso Investments, LLC provides:
14.           Liability and Standard of Care.
14.1.       The Sub-Adviser shall exercise due care and diligence and use the same skill and care in providing its services hereunder as it uses in providing services to other investment companies, accounts and customers, but the Sub-Adviser and its affiliates and their respective agents, control persons, directors, officers, employees, supervised persons and access persons shall not be liable for any action taken or omitted to be taken by the Sub-Adviser in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its duties. Notwithstanding the foregoing, federal securities laws and certain state laws impose liabilities under certain circumstances on persons who have acted in good faith, and therefore nothing herein shall in any way constitute a waiver or limitation of any right which the Trust, a Fund or any shareholder of a Fund may have under any federal securities law or state law the applicability of which is not permitted to be contractually waived.
14.2.       The Sub-Adviser shall indemnify the Trust, each Fund, the Adviser and each of their respective affiliates, agents, control persons, directors, members of the Board, officers, employees and shareholders (the “Adviser Indemnified Parties”) against, and hold them harmless from, any costs, expense, claim, loss, liability, judgment, fine, settlement or damage (including reasonable legal and other expenses) (collectively, “Losses”) arising out of any claim, demands, actions, suits or proceedings (civil, criminal, administrative or investigative) asserted or threatened to be asserted by any third party (collectively, “Proceedings”) in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omission of a material fact in information regarding the Sub-Adviser furnished in writing to the Adviser by the Sub-Adviser for use in the Registration Statement, proxy materials or reports filed with the SEC; or (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Sub-Adviser in the performance of its duties under this Agreement (collectively, “Sub-Adviser Disabling Conduct”).
14.3.       Notwithstanding anything to the contrary contained herein, the Sub-Adviser, its affiliates and their respective agents, control persons, directors, partners, officers, employees, supervised persons and access persons shall not be liable to, nor shall they have any indemnity obligation to, the Adviser, its officers, directors, agents, employees, controlling persons or shareholders or to a Fund, Trust or their shareholders for: (i) any material misstatement or omission of a material fact in a Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, the information furnished to the Adviser by the Sub-Adviser specifically for use therein; (ii) any action taken or failure to act in good faith reliance upon (A) information, instructions or requests, whether oral or written, with respect to a Fund made to the Sub-Adviser by a duly authorized officer of the Adviser or the Trust; (B) the advice of counsel to the Trust; or (C) any written instruction of the Board; or (iii) acts of the Sub-Adviser which result from or are based upon acts or omissions of the Adviser, including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by Adviser, which records are not also maintained by the Sub-Adviser; provided, however, that the limitations on the Sub-Adviser’s liability and indemnification obligations described in (i) through (iii) above shall not apply with respect to, and to the extent, any portion of liability is attributable to Sub-Adviser Disabling Conduct.
14.4.       The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results, either relative or absolute, will be achieved.
14.5.       For the avoidance of doubt, neither Fund shareholders nor the members of the Board shall be personally liable under this Agreement.
14.6.       The Adviser will be liable for Losses caused by the Adviser’s provision of a securities (or other financial instrument) purchase, hold, or sale recommendation to the Sub-Adviser, but for which the Adviser failed to: (i) correctly identify one or more securities and/or financial instruments for purchase, sale, shorting, or closing out a short (e.g., wrong CUSIP number); (ii) provide the correct amount or percentage of the Fund’s investment portfolio for a particular security or financial instrument; (iii) accurately identify the type of transaction (e.g., buy, rather than short); or (iv) provide a particular recommendation to the Sub-Adviser in a timely manner (collectively, “Update Failures”).
14.7.       The Adviser shall indemnify the Sub-Adviser and each of its respective affiliates, agents, control persons, directors, officers, employees and shareholders (the “Sub-Adviser Indemnified Parties”) against, and hold them harmless from, any Losses arising out of any Proceedings in so far as such Loss (or actions with respect thereto) arises out of or is based upon (i) any material misstatement or omission of a material fact in information regarding the Adviser furnished by or on behalf of the Adviser in writing for use in the Registration Statement, proxy materials or reports filed with the SEC; or (ii) the willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties of the Adviser in the performance of its duties under this Agreement; or (iii) Update Failures (collectively, “Adviser Disabling Conduct”).
14.8.       Notwithstanding anything to the contrary contained herein, the Adviser, its affiliates and their respective agents, control persons, directors, partners, officers, employees, supervised persons and access persons shall not be liable to, nor shall they have any indemnity obligation to, any Sub-Adviser Indemnified Parties for: (i) any material misstatement or omission of a material fact in a Fund’s Prospectus, registration statement, proxy materials or reports filed with the SEC, unless and to the extent such material misstatement or omission was made in reliance upon, and is consistent with, the information furnished to the Adviser by or on behalf of the Sub-Adviser specifically for use therein; (ii) any action taken or failure to act in good faith reliance upon acts or omissions of the Sub-Adviser which result from or are based upon acts or omissions of the Sub-Adviser, including, but not limited to, a failure of the Sub-Adviser to provide accurate and current information with respect to any records maintained by Sub-Adviser; provided, however, that the limitations on the Adviser’s liability and indemnification obligations described in this Section 14.7 shall not apply with respect to, and to the extent, any portion of liability that is attributable to Adviser Disabling Conduct.
14.9.       The Sub-Adviser shall not be deemed by virtue of this Agreement to have made any representation or warranty that any level of investment performance or level of investment results, either relative or absolute, will be achieved.
Section 6 of the Distribution Agreement between the Trust and Foreside Fund Services, LLC provides:
6.       Indemnification.
(a)       The Trust agrees to indemnify and hold harmless the Distributor, its affiliates and each of their respective directors, officers and employees and agents and any person who controls the Distributor within the meaning of Section 15 of the 1933 Act (any of the Distributor, its officers, employees, agents and directors or such control persons, for purposes of this paragraph, a “Distributor Indemnitee”) against any loss, liability, claim, damages or expense (including the reasonable cost of investigating or defending any alleged loss, liability, claim, damages or expense and reasonable counsel fees incurred in connection therewith) (“Losses”) that a Distributor Indemnitee may incur arising out of or based upon: (i) Distributor serving as distributor for the Trust pursuant to this Agreement;

(ii)       the allegation of any wrongful act of the Trust or any of its directors, officers, employees or affiliates in connection with its duties and responsibilities in this Agreement;
(iii)       any claim that the Registration Statement, Prospectus, Statement of Additional Information, product description, shareholder reports, Marketing Materials and advertisements specifically approved by the Trust and Investment Adviser or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein (and in the case of the Prospectus, Statement of Additional Information and product description, in light of the circumstances under which they were made) not misleading under the 1933 Act, or any other statute or the common law; (iv) the breach by the Trust of any obligation, representation or warranty contained in this Agreement; or (v) the Trust’s failure to comply in any material respect with applicable securities laws.
(b)       The Distributor agrees to indemnify and hold harmless the Trust and each of its Trustees and officers and any person who controls the Trust within the meaning of Section 15 of the 1933 Act (for purposes of this paragraph, the Trust and each of its Trustees and officers and its controlling persons are collectively referred to as the “Trust Indemnitees”) against any Losses arising out of or based upon (i) the allegation of any wrongful act of the Distributor or any of its directors, officers, employees or affiliates in connection with its activities as Distributor pursuant to this Agreement; (ii) the breach of any obligation, representation or warranty contained in this Agreement by the Distributor;
(iii) the Distributor’s failure to comply in any material respect with applicable securities laws, including applicable FINRA regulations; or (iv) any allegation that the Registration Statement, Prospectus, Statement of Additional Information, product description, shareholder reports, any information or materials relating to the Funds (as described in section 3(g)) or other information filed or made public by the Trust (as from time to time amended) included an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements not misleading, insofar as such statement or omission was made in reliance upon, and in conformity with information furnished to the Trust, in writing, by the Distributor.
In no case (i) is the indemnification provided by an indemnifying party to be deemed to protect against any liability the indemnified party would otherwise be subject to by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement, or (ii) is the indemnifying party to be liable under this Section with respect to any claim made against any indemnified party unless the indemnified party notifies the indemnifying party in writing of the claim within a reasonable time after the summons or other first written notification giving information of the nature of the claim shall have been served upon the indemnified party (or after the indemnified party shall have received notice of service on any designated agent).
Failure to notify the indemnifying party of any claim shall not relieve the indemnifying party from any liability that it may have to the indemnified party against whom such action is brought, on account of this Section, unless failure or delay to so notify the indemnifying party prejudices the indemnifying party’s ability to defend against such claim. The indemnifying party shall be entitled to participate at its own expense in the defense or, if it so elects, to assume the defense of any suit brought to enforce the claim, but if the indemnifying party elects to assume the defense, the defense shall be conducted by counsel chosen by it and satisfactory to the indemnified party. In the event that indemnifying party elects to assume the defense of any suit and retain counsel, the indemnified party shall bear the fees and expenses of any additional counsel retained by them. If the indemnifying party does not elect to assume the defense of any suit, it will reimburse the indemnified party for the reasonable fees and expenses of any counsel retained by them. The indemnifying party agrees to notify the indemnified party promptly of the commencement of any litigation or proceedings against it or any of its officers or directors in connection with the purchase or redemption of any of the Creation Units or the Shares.
(c)       No indemnified party shall settle any claim against it for which it intends to seek indemnification from the indemnifying party, under the terms of section 6(a) or 6(b) above, without prior written notice to and consent from the indemnifying party, which consent shall not be unreasonably withheld. No indemnified or indemnifying party shall settle any claim unless the settlement contains a full release of liability with respect to the other party in respect of such action. This section 6 shall survive the termination of this Agreement.
(d)       The Trust acknowledges and agrees that as part of its duties, Distributor will enter into agreements with certain authorized participants (each an “AP” and collectively the “APs”) for the purchase and redemption of Creation Units (each such agreement an “AP Agreement”). The APs may insert and require that Distributor agree to certain provisions in the AP Agreements that contain certain representations, undertakings and indemnification that are not included in the form-of AP Agreement (each such modified AP Agreement a “Non-Standard AP Agreement).
To the extent that Distributor is requested or required to make any such representations mentioned above, the Trust shall indemnify, defend and hold the Distributor Indemnitees free and harmless from and against any and all Losses that any Distributor Indemnitee may incur arising out of or relating to (a) the Distributor’s actions or failures to act pursuant to any Non-Standard AP Agreement; (b) any representations made by the Distributor in any Non-Standard AP Agreement to the extent that the Distributor is not required to make such representations in the form-of AP Agreement; or
(c) any indemnification provided by the Distributor under a Non-Standard AP Agreement. In no event shall anything contained herein be so construed as to protect the Distributor Indemnitees against any liability to the Trust or its shareholders to which the Distributor Indemnitees would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of Distributor’s obligations or duties under the Non- Standard AP Agreement or by reason of Distributor’s reckless disregard of its obligations or duties under the Non-Standard AP Agreement.

Item 31. Business and Other Connections of Investment Adviser
See “Management” in the Prospectus and “Management” and “Investment Advisory, Administrative and Distribution Services” in the Statement of Additional Information for information regarding the business of the Adviser.
For information as to the business, profession, vocation and employment of a substantial nature of each of the partners and officers of the Adviser, reference is made to the Adviser’s current Form ADV (File No. 801-120226) filed under the Investment Advisers Act of 1940, as amended, incorporated herein by reference.

Item 32. Principal Underwriters
(a) Foreside Fund Services, LLC serves as principal underwriter for the following investment companies registered under the 1940 Act, as amended:

1.AB Active ETFs, Inc.
2.ABS Long/Short Strategies Fund
3.Absolute Shares Trust
4.Adaptive Core ETF, Series of Collaborative Investment Series Trust
5.AdvisorShares Trust
6.AFA Multi-Manager Credit Fund
7.AGF Investments Trust
8.AIM ETF Products Trust
9.Alexis Practical Tactical ETF, Series of Listed Funds Trust
10.Alpha Intelligent – Large Cap Growth ETF, Series of Listed Funds Trust
11.Alpha Intelligent – Large Cap Value ETF, Series of Listed Funds Trust
12.AlphaCentric Prime Meridian Income Fund
13.American Century ETF Trust
14.Amplify ETF Trust
15.Applied Finance Core Fund, Series of World Funds Trust
16.Applied Finance Explorer Fund, Series of World Funds Trust
17.Applied Finance Select Fund, Series of World Funds Trust
18.ARK ETF Trust
19.ASYMmetric ETFs Trust
20.B.A.D. ETF, Series of Listed Funds Trust
21.Bitwise Funds Trust
22.Bluestone Community Development Fund
23.BondBloxx ETF Trust
24.Bramshill Multi-Strategy Income Fund, Series of Investment Managers Series Trust
25.Bridgeway Funds, Inc.
26.Brinker Capital Destinations Trust
27.Brookfield Real Assets Income Fund Inc.
28.Build Funds Trust
29.Calamos Convertible and High Income Fund
30.Calamos Convertible Opportunities and Income Fund
31.Calamos Dynamic Convertible and Income Fund
32.Calamos Global Dynamic Income Fund
33.Calamos Global Total Return Fund
34.Calamos Strategic Total Return Fund
35.Carlyle Tactical Private Credit Fund
36.Cboe Vest Bitcoin Strategy Managed Volatility Fund, Series of World Funds Trust
37.Cboe Vest S&P 500® Dividend Aristocrats Target Income Fund, Series of World Funds Trust
38.Cboe Vest US Large Cap 10% Buffer Strategies Fund, Series of World Funds Trust
39.Cboe Vest US Large Cap 10% Buffer VI Fund, Series of World Funds Trust
40.Cboe Vest US Large Cap 20% Buffer Strategies Fund, Series of World Funds Trust
41.Cboe Vest US Large Cap 20% Buffer VI Fund, Series of World Funds Trust
42.Center Coast Brookfield MLP & Energy Infrastructure Fund
43.Changebridge Capital Long/Short ETF, Series of Listed Funds Trust
44.Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust
45.Clifford Capital Focused Small Cap Value Fund, Series of World Funds Trust
46.Clifford Capital International Value Fund, Series of World Funds Trust
47.Clifford Capital Partners Fund, Series of World Funds Trust
48.Cliffwater Corporate Lending Fund
49.Cliffwater Enhanced Lending Fund
50.Cohen & Steers Infrastructure Fund, Inc.
51.Convergence Long/Short Equity ETF, Series of Trust for Professional Managers
52.CornerCap Small-Cap Value Fund, Series of Managed Portfolio Series
53.CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers
54.Curasset Capital Management Core Bond Fund, Series of World Funds Trust
55.Curasset Capital Management Limited Term Income Fund, Series of World Funds Trust
56.Davis Fundamental ETF Trust
57.Defiance Daily Short Digitizing the Economy ETF, Series of ETF Series Solutions
58.Defiance Digital Revolution ETF, Series of ETF Series Solutions
59.Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions
60.Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions
61.Defiance Next Gen H2 ETF, Series of ETF Series Solutions
62.Defiance Quantum ETF, Series of ETF Series Solutions
63.Direxion Shares ETF Trust
64.Dividend Performers ETF, Series of Listed Funds Trust
65.Dodge & Cox Funds
66.DoubleLine ETF Trust
67.DoubleLine Opportunistic Credit Fund

68.DoubleLine Yield Opportunities Fund
69.Eaton Vance NextShares Trust
70.Eaton Vance NextShares Trust II
71.EIP Investment Trust
72.Ellington Income Opportunities Fund
73.Esoterica Thematic ETF Trust
74.ETF Opportunities Trust
75.Evanston Alternative Opportunities Fund
76.Exchange Listed Funds Trust
77.Fiera Capital Series Trust
78.FlexShares Trust
79.Forum Funds
80.Forum Funds II
81.Goose Hollow Tactical Allocation ETF, Series of Collaborative Investment Series Trust
82.Grayscale Future of Finance ETF, Series of ETF Series Solutions
83.Grizzle Growth ETF, Series of Listed Funds Trust
84.Guinness Atkinson Funds
85.Harbor ETF Trust
86.Horizon Kinetics Blockchain Development ETF, Series of Listed Funds Trust
87.Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust
88.IDX Funds
89.Innovator ETFs Trust
90.Ironwood Institutional Multi-Strategy Fund LLC
91.Ironwood Multi-Strategy Fund LLC
92.John Hancock Exchange-Traded Fund Trust
93.Kelly Strategic ETF Trust
94.LDR Real Estate Value-Opportunity Fund, Series of World Funds Trust
95.LifeGoal Conservative Wealth Builder ETF, Series of Northern Lights Fund Trust II
96.LifeGoal Home Down Payment ETF, Series of Northern Lights Fund Trust II
97.LifeGoal Wealth Builder ETF, Series of Northern Lights Fund Trust II
98.Mairs & Power Balanced Fund, Series of Trust for Professional Managers
99.Mairs & Power Growth Fund, Series of Trust for Professional Managers
100.Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers
101.Mairs & Power Small Cap Fund, Series of Trust for Professional Managers
102.Manor Investment Funds
103.Merk Stagflation ETF, Series of Listed Funds Trust
104.Milliman Variable Insurance Trust
105.Mindful Conservative ETF, Series of Collaborative Investment Series Trust
106.Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV
107.Mohr Growth ETF, Series of Collaborative Investment Series Trust
108.Morgan Creek-Exos Active SPAC Arbitrage ETF
109.Morningstar Funds Trust
110.OTG Latin American Fund, Series of World Funds Trust
111.Overlay Shares Core Bond ETF, Series of Listed Funds Trust
112.Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust
113.Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust
114.Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust
115.Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust
116.Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust
117.Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust
118.Palmer Square Opportunistic Income Fund
119.Partners Group Private Income Opportunities, LLC
120.Performance Trust Mutual Funds, Series of Trust for Professional Managers
121.Perkins Discovery Fund, Series of World Funds Trust
122.Philotimo Focused Growth and Income Fund, Series of World Funds Trust
123.Plan Investment Fund, Inc.
124.PMC Funds, Series of Trust for Professional Managers
125.Point Bridge America First ETF, Series of ETF Series Solutions
126.Preferred-Plus ETF, Series of Listed Funds Trust
127.Putnam ETF Trust
128.Quaker Investment Trust
129.Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust
130.Rareview Inflation/Deflation ETF, Series of Collaborative Investment Series Trust
131.Rareview Systematic Equity ETF, Series of Collaborative Investment Series Trust
132.Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust
133.Renaissance Capital Greenwich Funds
134.Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust
135.Reynolds Funds, Inc.
136.RiverNorth Enhanced Pre-Merger SPAC ETF, Series of Listed Funds Trust
137.RiverNorth Patriot ETF, Series of Listed Funds Trust (f/k/a RiverNorth Volition America Patriot ETF)
138.RMB Investors Trust
139.Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust
140.Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust
141.Roundhill Ball Metaverse ETF, Series of Listed Funds Trust
142.Roundhill Cannabis ETF, Series of Listed Funds Trust
143.Roundhill IO Digital Infrastructure ETF, Series of Listed Funds Trust
144.Roundhill MEME ETF, Series of Listed Funds Trust
145.Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust
146.Roundhill Video Games ETF, Series of Listed Funds Trust
147.Rule One Fund, Series of World Funds Trust

148.Salient MF Trust
149.Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust
150.Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust
151.Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust
152.SHP ETF Trust
153.Six Circles Trust
154.Sound Shore Fund, Inc.
155.Sparrow Funds
156.Spear Alpha ETF, Series of Listed Funds Trust
157.STF Tactical Growth & Income ETF, Series of Listed Funds Trust
158.STF Tactical Growth ETF, Series of Listed Funds Trust
159.Strategy Shares
160.Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust
161.Syntax ETF Trust
162.Teucrium Agricultural Strategy No K-1 ETF, Series of Listed Funds Trust
163.The Community Development Fund
164.The Finite Solar Finance Fund
165.The Private Shares Fund (f/k/a SharesPost 100 Fund)
166.The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust
167.Third Avenue Trust
168.Third Avenue Variable Series Trust
169.Tidal ETF Trust
170.Tidal Trust II
171.TIFF Investment Program
172.Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan
173.Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan
174.Timothy Plan International ETF, Series of The Timothy Plan
175.Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan
176.Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan
177.Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan
178.Total Fund Solution
179.Touchstone ETF Trust
180.TrueShares Eagle Global Renewable Energy Income ETF, Series of Listed Funds Trust
181.TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust
182.TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust
183.TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust
184.TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust
185.TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust
186.TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust
187.TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust
188.TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust
189.TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust
190.TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust
191.TrueShares Structured Outcome (May) ETF, Listed Funds Trust
192.TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust
193.TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust
194.TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust
195.TrueShares Technology, AI & Deep Learning ETF, Series of Listed Funds Trust
196.U.S. Global Investors Funds
197.Union Street Partners Value Fund, Series of World Funds Trust
198.Variant Alternative Income Fund
199.Variant Impact Fund
200.VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
201.VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II
202.VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II
203.VictoryShares Emerging Markets Value Momentum ETF, Series of Victory Portfolios II
204.VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II
205.VictoryShares International Value Momentum ETF, Series of Victory Portfolios II
206.VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II
207.VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II
208.VictoryShares Protect America ETF, Series of Victory Portfolios II
209.VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II
210.VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
211.VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II
212.VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
213.VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II
214.VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
215.VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II
216.VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II
217.VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II
218.VictoryShares US Small Mid Cap Value Momentum ETF, Series of Victory Portfolios II
219.VictoryShares US Value Momentum ETF, Series of Victory Portfolios II
220.VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II
221.VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II
222.VictoryShares WestEnd US Sector ETF, Series of Victory Portfolios II
223.Walthausen Funds
224.West Loop Realty Fund, Series of Investment Managers Series Trust
225.WisdomTree Trust
226.WST Investment Trust
227.XAI Octagon Floating Rate & Alternative Income Term Trust

(b) To the best of Registrant’s knowledge, the following are the Officers and Managers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None
Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None
Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None

(c) Not applicable.
Item 33. Location of Accounts and Records
The books and records required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the addresses below:

ASYMmetric ETFs, LLC 158 East 126th Street, Suite 304 New York, NY 10035	U.S. Bancorp Fund Services, LLC d/b/a U.S. Bank Global Fund Services 615 East Michigan Street, Milwaukee, WI 53202	Foreside Fund Services, LLC Three Canal Plaza, Suite 100, Portland, ME 04101

Item 34. Management Services
Not applicable.
Item 35. Undertakings
Not applicable.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed below on its behalf by the undersigned, duly authorized, in the City of New York, State of New York on January 25, 2023.

ASYMmetric ETFs Trust

By:	/s/ Darren R. Schuringa
Darren R. Schuringa
Chairman, Trustee, President and Principal Executive Officer

Pursuant to the requirements of the Securities Act this registration statement has been signed below by the following persons in the capacities and on the dates indicated.

/s/ Darren R. Schuringa	Chairman, Trustee, President and Principal Executive Officer	January 25, 2023
Darren R. Schuringa

/s/ Aaron M. Berson	Treasurer and Principal Financial Officer	January 25, 2023
Aaron M. Berson

Vivienne Hsu*	Trustee	January 25, 2023
Vivienne Hsu

Winston I. Lowe*	Trustee	January 25, 2023
Winston I. Lowe

Suzanne Siracuse*	Trustee	January 25, 2023
Suzanne Siracuse

William M. Thomas*	Trustee	January 25, 2023
William M. Thomas

*By /s/ Darren R. Schuringa pursuant to Powers of Attorney previously filed as an exhibit to the Registration Statement filed on February 12, 2021, and incorporated by reference herein.

EXHIBIT INDEX

(d)(1)(B)	Amendment to Investment Advisory Agreement between the Trust and ASYMmetric ETFs, LLC
(d)(2)(B)	Amended Schedule A to Subadvisory Agreement between the Trust and Toroso Investments, LLC
(e)(1)(B)	Form of Amendment to the Distribution Agreement between the Trust and Foreside Fund Services, LLC
(g)(1)(B)	Amended Exhibit A to Custody Agreement
(h)(1)(B)	Amended Exhibit A to Fund Administration Servicing Agreement
(h)(2)(B)	Amended Exhibit A to Fund Accounting Servicing Agreement
(h)(3)(B)	Amended Exhibit A to Transfer Agent Agreement
(h)(4)(B)	Exhibit A to Sublicense Agreement
(i)(B)	Opinion of Legal Counsel (ASYMmetric Smart Alpha S&P 500® ETF and ASYMmetric Smart Income ETF)
(j)(1)	Consent of Independent Registered Public Accounting Firm
(m)(B)	Amendment to Schedule A of the Rule 12b-1 Distribution and Service Plan
(p)(2)	Code of Ethics of the Adviser